UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-06247

AMERICAN CENTURY WORLD MUTUAL FUNDS, INC.
(Exact name of registrant as specified in charter)

4500 MAIN STREET, KANSAS CITY, MISSOURI	64111
(Address of principal executive offices)	(Zip Code)

CHARLES A. ETHERINGTON 4500 MAIN STREET, KANSAS CITY, MISSOURI 64111
(Name and address of agent for service)

Registrant’s telephone number, including area code:	816-531-5575

Date of fiscal year end:	11-30

Date of reporting period:	11-30-2014

ITEM 1. REPORTS TO STOCKHOLDERS.

ANNUAL REPORT	NOVEMBER 30, 2014

Emerging Markets Fund

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Dear Investor:

Thank you for reviewing this annual report for the 12 months ended November 30, 2014. It provides investment performance and portfolio information for the reporting period, plus longer-term historical performance data.

Annual reports remain important vehicles for conveying information about fund returns, including market and economic factors that affected performance during the reporting period. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Jonathan Thomas

Favorable Fiscal Year for U.S. Investments, While Non-U.S. Lagged

“Global divergence” between the U.S. and the rest of the world emerged as a prevalent theme during the reporting period. As 2014 approached its conclusion, the U.S. appeared to be on a different economic and monetary policy track than most other nations. This theme covered not only the stronger economic growth enjoyed by the U.S. compared with the rest of the world, but also the related contrast between the U.S. Federal Reserve’s unwinding of monetary stimulus versus the continuation and expansion of monetary stimulus by most other central banks.

Global divergence could also generally describe the broad difference between investment returns for U.S. and non-U.S. markets. The perceived strength, safe-haven qualities, and higher yields of U.S. investments attracted global demand. For the reporting period, the S&P 500 Index, the Barclays U.S. Aggregate Bond Index, and the U.S. Dollar Index returned 16.86%, 5.27%, and 9.34%, respectively. By contrast, for U.S. investors unhedged for currency exposure (the dollar’s strength reduced the returns of non-dollar-denominated securities when they were converted to dollars), the MSCI EAFE Index, the MSCI Emerging Markets Index, and the Barclays Global Aggregate Bond Index (ex-USD, unhedged) returned -0.02%, 1.06%, and -2.53%, respectively.

We expect global divergence in economic growth and monetary policies to continue well into 2015, aligned with expectations that the Federal Reserve might finally start raising short-term U.S. interest rates. However, global economic weakness (reflected in recent commodity price declines) and low inflation might delay the rate hikes until the second half of 2015. In this environment, we continue to believe in a disciplined, diversified, long-term investment approach, using professionally managed stock and bond portfolios to meet financial goals. We appreciate your continued trust in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

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Performance

Total Returns as of November 30, 2014
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	TWMIX	1.84%(1)	4.48%(1)	8.96%(1)	6.75%	9/30/97
MSCI Emerging Markets Index	—	1.06%	3.54%	9.45%	N/A(2)	—
Institutional Class	AMKIX	2.07%(1)	4.69%(1)	9.18%(1)	10.22%	1/28/99
A Class(3)	AEMMX					5/12/99
No sales charge*		1.59%(1)	4.23%(1)	8.71%(1)	8.04%
With sales charge*		-4.21%(1)	3.01%(1)	8.06%(1)	7.63%
C Class	ACECX	0.82%(1)	3.43%(1)	7.87%(1)	9.07%(1)	12/18/01
R Class	AEMRX	1.38%(1)	3.96%(1)	—	-2.69%(1)	9/28/07
R6 Class	AEDMX	2.23%(1)	—	—	7.21%(1)	7/26/13

* Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1)	Returns would have been lower if a portion of the management fee had not been waived.

(2)	Benchmark data first available January 2001.

(3)	Prior to September 4, 2007, the A Class was referred to as the Advisor Class and did not have a front-end sales charge. Performance has been adjusted to reflect this charge.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

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Growth of $10,000 Over 10 Years
$10,000 investment made November 30, 2004
Performance for other share classes will vary due to differences in fee structure.

Value on November 30, 2014
Investor Class — $23,592*

MSCI Emerging Markets Index — $24,678

*Ending value would have been lower if a portion of the management fee had not been waived.

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	C Class	R Class	R6 Class
1.72%	1.52%	1.97%	2.72%	2.22%	1.37%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

4

Portfolio Commentary

Portfolio Managers: Patricia Ribeiro and Anthony Han

Performance Summary

Emerging Markets advanced 1.84%* for the 12 months ended November 30, 2014. The portfolio’s benchmark, the MSCI Emerging Markets Index, advanced 1.06% for the same period.

Emerging markets stocks struggled with sluggish global growth and an overall volatile backdrop, which contributed to weak 12-month performance for the broad benchmark. Early in the period, stocks in developing countries generally slumped on news the U.S. Federal Reserve (the Fed) would gradually unwind its massive bond-buying program, which had helped buoy investments in emerging nations. But, emerging markets investors slowly grew more comfortable with waning quantitative easing from the Fed, as other leading central banks, including the European Central Bank (ECB) and the Bank of Japan (BOJ), maintained aggressive stimulus programs. Optimism about improving U.S. economic growth and continued accommodations from other central banks helped spark a strong rally among emerging market stocks during the second calendar quarter of 2014. That rally was short-lived, though, as concerns about divergence in central bank policy and global economic growth took center stage. A continued slowdown in China’s economic growth outlook also weighed on the broad emerging markets benchmark.

Political unrest also triggered volatility within the emerging markets. In particular, the ongoing Russia-Ukraine conflict; a military coup in Thailand; numerous election-related uncertainties, particularly in Brazil; mounting turmoil throughout the Middle East; and pro-democracy protests in Hong Kong pressured stocks. Not all the political news was negative, though, as voters in India elected a pro-business prime minister. Meanwhile, commodity prices (particularly oil) plunged, driving down stocks in many emerging market nations, and the U.S. dollar soared, stifling currency values throughout much of the developing world.

The fund outperformed its benchmark during the period, primarily due to positioning in the information technology, materials, and financials sectors. Regionally, stock selection and underweight positions in Brazil and South Korea, along with stock selection in South Africa, also contributed to the fund’s outperformance.

Internet Company Was a Top Contributor

Within the top-performing information technology sector, the internet and software services industry was a leading contributor. An overweight position in China’s Tencent Holdings, one of the largest holdings in the portfolio, drove the fund’s performance in that industry. The company, which offers interactive games, instant messaging, videos, and other services, benefited from the growth of internet-related services in China.

In addition, within the South Korean market, an overweight position in CJ Korea Express, a logistics firm, was among the fund’s top contributors. The company experienced strong growth and increasing market share with the recovery in its parcel delivery business, largely stemming from growth in online shopping. The company also reported improving margins due to cost savings. Furthermore, a rival firm’s switch to weekday-only delivery further supported the stock.

* All fund returns referenced in this commentary are for Investor Class shares. Returns would have been lower if a portion of the management fee had not been waived. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund's benchmark, other share classes may not. See page 3 for returns for all share classes.

5

Growth in online shopping also boosted China-based Vipshop Holdings. A portfolio-only position in the company was among the fund’s top contributors for the 12-month period. Growing consumer demand for quality goods, insufficient purchasing channels, and lack of promotional discounts for foreign brands in China have led to a rapidly growing online shopping market. As China’s leading online discount retailer for brands through flash sales, Vipshop has benefited from this trend.

China, Russia, Turkey Were Main Detractors

Stock selection in China, Russia, and Turkey, along with underweight positions in China and Russia, detracted from relative results. In terms of sector exposure, positioning in the industrials, energy, and utilities sectors weighed on the fund’s relative performance.

An overweight position in China Oilfield Services was among the largest performance detractors. The China-based company, which specializes in deep-water drilling, retreated early in the period, as weak results from Western markets lowered demand and hurt pricing for its services. The company also projected 2014 revenues would grow at a lower rate than in recent quarters. As the period progressed, the company’s stock suffered further due to tumbling oil prices. We exited the position.

A portfolio-only position in Turkey’s Pegasus Hava Tasimaciligi, a low-cost airline, also was among the largest detractors for the period. Competitor Turkish Airlines moved capacity from Istanbul Atatürk International Airport to the smaller airport in Istanbul, Sabiha Gokcen International Airport, which is Pegasus’ main hub. This move created more competition for Pegasus in its domestic routes, affecting yields and driving down the company’s stock price.

A portfolio-only position in Russia’s Mail.ru Group also detracted from fund performance. The company, which provides various online communication products and entertainment services for Russian speakers worldwide, announced a 2014 revenue outlook below analyst expectations given the macroeconomic slowdown. Furthermore, Russia’s actions in Ukraine prompted many investors to exit Russian stocks given heightened geopolitical risks. We sold the fund's position in the company.

Outlook

In managing the fund, our primary emphasis is at the company level, where we invest in firms we believe have considerable earnings acceleration potential. That said, we believe slower growth in China will present challenges for Asia and emerging markets commodity producers more broadly. However, we also believe lower oil prices should support many emerging markets by reducing import prices and restraining inflation. Furthermore, global liquidity received another boost late in the period, as the BOJ, and to a lesser extent the ECB, expanded their stimulus efforts. Growth in the U.S. has held up relatively well without pushing inflation higher, largely due to a stronger dollar and falling oil prices. We believe this presents an ideal combination for emerging markets, as it reduces the pressure on the Fed to aggressively hike rates.

6

Fund Characteristics

NOVEMBER 30, 2014
Top Ten Holdings	% of net assets
Taiwan Semiconductor Manufacturing Co. Ltd.	4.5%
Tencent Holdings Ltd.	3.6%
Itau Unibanco Holding SA ADR	3.2%
Samsung Electronics Co. Ltd.	2.9%
China Mobile Ltd.	2.2%
Credicorp Ltd.	1.8%
Cemex SAB de CV ADR	1.7%
Ping An Insurance Group Co., H Shares	1.7%
CJ Korea Express Co. Ltd.	1.6%
Industrial & Commercial Bank of China Ltd., H Shares	1.6%

Types of Investments in Portfolio	% of net assets
Foreign Common Stocks	97.4%
Temporary Cash Investments	3.0%
Other Assets and Liabilities	(0.4)%

Investments by Country	% of net assets
China	21.0%
South Korea	12.0%
Brazil	10.7%
Taiwan	10.2%
South Africa	8.2%
India	7.6%
Mexico	5.1%
Indonesia	3.2%
Thailand	2.8%
Turkey	2.7%
Poland	2.2%
Russia	2.1%
Other Countries	9.6%
Cash and Equivalents*	2.6%
*Includes temporary cash investments and other assets and liabilities.

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Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from June 1, 2014 to November 30, 2014.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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	Beginning Account Value 6/1/14	Ending Account Value 11/30/14	Expenses Paid During Period(1)6/1/14 - 11/30/14	Annualized Expense Ratio(1)
Actual
Investor Class (after waiver)	$1,000	$1,018.10	$7.34	1.45%
Investor Class (before waiver)	$1,000	$1,018.10(2)	$8.60	1.70%
Institutional Class (after waiver)	$1,000	$1,019.90	$6.33	1.25%
Institutional Class (before waiver)	$1,000	$1,019.90(2)	$7.60	1.50%
A Class (after waiver)	$1,000	$1,016.40	$8.59	1.70%
A Class (before waiver)	$1,000	$1,016.40(2)	$9.86	1.95%
C Class (after waiver)	$1,000	$1,012.40	$12.36	2.45%
C Class (before waiver)	$1,000	$1,012.40(2)	$13.62	2.70%
R Class (after waiver)	$1,000	$1,016.10	$9.86	1.95%
R Class (before waiver)	$1,000	$1,016.10(2)	$11.12	2.20%
R6 Class (after waiver)	$1,000	$1,019.80	$5.57	1.10%
R6 Class (before waiver)	$1,000	$1,019.80(2)	$6.84	1.35%
Hypothetical
Investor Class (after waiver)	$1,000	$1,017.80	$7.33	1.45%
Investor Class (before waiver)	$1,000	$1,016.55	$8.59	1.70%
Institutional Class (after waiver)	$1,000	$1,018.80	$6.33	1.25%
Institutional Class (before waiver)	$1,000	$1,017.55	$7.59	1.50%
A Class (after waiver)	$1,000	$1,016.55	$8.59	1.70%
A Class (before waiver)	$1,000	$1,015.29	$9.85	1.95%
C Class (after waiver)	$1,000	$1,012.79	$12.36	2.45%
C Class (before waiver)	$1,000	$1,011.53	$13.62	2.70%
R Class (after waiver)	$1,000	$1,015.29	$9.85	1.95%
R Class (before waiver)	$1,000	$1,014.04	$11.11	2.20%
R6 Class (after waiver)	$1,000	$1,019.55	$5.57	1.10%
R6 Class (before waiver)	$1,000	$1,018.30	$6.83	1.35%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

(2)	Ending account value assumes the return earned after waiver and would have been lower if a portion of the management fee had not been waived.

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Schedule of Investments

NOVEMBER 30, 2014

	Shares	Value
COMMON STOCKS — 97.4%
Brazil — 10.7%
BB Seguridade Participacoes SA	375,300	$4,808,996
BRF SA ADR	155,130	4,034,931
Cia Brasileira de Distribuicao Grupo Pao de Acucar ADR	49,620	2,089,498
Cielo SA	252,800	4,254,913
Estacio Participacoes SA	298,700	3,265,762
Hypermarcas SA(1)	472,800	3,200,006
Itau Unibanco Holding SA ADR	928,976	13,990,379
Kroton Educacional SA	785,652	5,430,394
Lojas Americanas SA Preference Shares	369,900	2,424,514
Ultrapar Participacoes SA	160,800	3,422,420
		46,921,813
Chile — 0.4%
SACI Falabella	263,461	1,898,748
China — 21.0%
Alibaba Group Holding Ltd. ADR(1)	48,998	5,470,137
Brilliance China Automotive Holdings Ltd.	2,202,000	3,753,643
China Mobile Ltd.	784,000	9,659,418
China Overseas Land & Investment Ltd.	1,614,000	4,849,128
CNOOC Ltd.	4,041,000	5,908,893
CSR Corp. Ltd., H Shares	6,833,000	6,951,726
ENN Energy Holdings Ltd.	286,000	1,748,029
Great Wall Motor Co. Ltd., H Shares	1,214,000	6,120,680
Industrial & Commercial Bank of China Ltd., H Shares	10,549,645	7,155,299
Ping An Insurance Group Co., H Shares	886,000	7,431,649
Shenzhou International Group Holdings Ltd.	1,471,000	4,893,691
Sinotrans Ltd., H Shares	7,699,000	5,807,569
Tencent Holdings Ltd.	1,000,500	15,997,163
Vipshop Holdings Ltd. ADR(1)	290,270	6,635,572
		92,382,597
Colombia — 0.8%
Cemex Latam Holdings SA(1)	440,850	3,360,024
Egypt — 1.1%
Commercial International Bank Egypt S.A.E.	685,650	4,737,185
Greece — 1.1%
OPAP SA	190,290	2,385,091
Titan Cement Co. SA	95,060	2,252,937
		4,638,028
Hong Kong — 0.8%
Qihoo 360 Technology Co. Ltd. ADR(1)	46,980	3,492,023
India — 7.6%
Bharti Infratel Ltd.	876,875	4,241,303

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	Shares	Value
HCL Technologies Ltd.	218,270	$5,847,089
HDFC Bank Ltd.	419,929	6,477,078
ICICI Bank Ltd. ADR	87,430	5,148,753
ITC Ltd.	764,614	4,474,572
Larsen & Toubro Ltd.	132,530	3,501,137
Tata Motors Ltd.	430,735	3,703,120
		33,393,052
Indonesia — 3.2%
PT Bank Rakyat Indonesia (Persero) Tbk	4,937,000	4,662,318
PT Matahari Department Store Tbk	3,644,900	4,479,965
PT Tower Bersama Infrastructure Tbk	6,262,000	4,836,066
		13,978,349
Malaysia — 1.5%
Axiata Group Bhd	2,153,100	4,493,980
Sapurakencana Petroleum Bhd	2,350,600	1,945,803
		6,439,783
Mexico — 5.1%
Alsea SAB de CV(1)	1,060,847	3,278,573
Cemex SAB de CV ADR(1)	611,771	7,653,255
Grupo Mexico SAB de CV	1,170,510	3,841,268
Infraestructura Energetica Nova SAB de CV	748,310	4,392,459
Promotora y Operadora de Infraestructura SAB de CV(1)	272,715	3,396,810
		22,562,365
Peru — 1.8%
Credicorp Ltd.	48,134	7,973,878
Philippines — 1.5%
Universal Robina Corp.	1,539,390	6,688,230
Poland — 2.2%
Alior Bank SA(1)	132,520	3,111,030
Cyfrowy Polsat SA	287,960	2,113,609
Powszechny Zaklad Ubezpieczen SA	30,189	4,306,114
		9,530,753
Qatar — 0.6%
Qatar National Bank SAQ	44,810	2,815,296
Russia — 2.1%
Magnit PJSC GDR	80,741	4,670,867
MMC Norilsk Nickel OJSC ADR	126,810	2,252,145
NovaTek OAO GDR	26,862	2,538,459
		9,461,471
South Africa — 8.2%
Aspen Pharmacare Holdings Ltd.	176,952	6,391,187
Capitec Bank Holdings Ltd.	174,870	4,993,737
Discovery Holdings Ltd.	547,736	5,514,577
Mr Price Group Ltd.	272,760	5,816,877
MTN Group Ltd.	224,280	4,418,264
Naspers Ltd., N Shares	40,473	5,240,449

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	Shares	Value
Sasol Ltd.	82,900	$3,457,925
		35,833,016
South Korea — 12.0%
CJ Korea Express Co. Ltd.(1)	40,530	7,188,181
Coway Co. Ltd.	53,980	4,209,461
Daewoo International Corp.	146,340	4,517,197
Hyundai Development Co-Engineering & Construction	167,590	5,369,778
LG Display Co. Ltd.(1)	192,030	5,884,217
LG Household & Health Care Ltd.	5,900	3,317,568
Naturalendo Tech Co. Ltd.(1)	60,722	2,932,106
Samsung Electronics Co. Ltd.	11,122	12,919,368
Shinhan Financial Group Co. Ltd.	93,360	4,179,481
SK Hynix, Inc.(1)	51,690	2,241,712
		52,759,069
Taiwan — 10.2%
Chailease Holding Co. Ltd.	1,448,000	3,719,719
Ginko International Co. Ltd.	311,000	3,451,927
Hon Hai Precision Industry Co. Ltd.	1,032,760	3,237,021
Hota Industrial Manufacturing Co. Ltd.	1,576,000	2,872,167
Largan Precision Co. Ltd.	64,000	4,932,224
MediaTek, Inc.	300,000	4,507,634
Taiwan Semiconductor Manufacturing Co. Ltd.	4,301,939	19,669,581
TPK Holding Co. Ltd.	350,000	2,250,586
		44,640,859
Thailand — 2.8%
CP ALL PCL	2,264,200	3,034,104
Kasikornbank PCL NVDR	666,600	5,014,472
Thaicom PCL	3,609,900	4,067,803
		12,116,379
Turkey — 2.7%
BIM Birlesik Magazalar AS	131,190	2,917,433
Pegasus Hava Tasimaciligi AS(1)	160,820	2,345,623
TAV Havalimanlari Holding AS	522,593	4,469,824
Ulker Biskuvi Sanayi AS	294,110	2,211,055
		11,943,935
TOTAL COMMON STOCKS (Cost $337,125,418)		427,566,853
TEMPORARY CASH INVESTMENTS — 3.0%
State Street Institutional Liquid Reserves Fund, Premier Class (Cost $12,991,941)	12,991,941	12,991,941
TOTAL INVESTMENT SECURITIES — 100.4% (Cost $350,117,359)		440,558,794
OTHER ASSETS AND LIABILITIES — (0.4)%		(1,607,836)
TOTAL NET ASSETS — 100.0%		$438,950,958

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MARKET SECTOR DIVERSIFICATION
(as a % of net assets)
Financials	23.2%
Information Technology	20.5%
Consumer Discretionary	15.6%
Industrials	9.8%
Consumer Staples	8.3%
Telecommunication Services	7.2%
Materials	4.4%
Energy	4.0%
Health Care	3.0%
Utilities	1.4%
Cash and Equivalents*	2.6%
*Includes temporary cash investments and other assets and liabilities.

NOTES TO SCHEDULE OF INVESTMENTS
ADR	-	American Depositary Receipt
GDR	-	Global Depositary Receipt
NVDR	-	Non-Voting Depositary Receipt
OJSC	-	Open Joint Stock Company
PJSC	-	Public Joint Stock Company
(1) Non-income producing.

See Notes to Financial Statements.

13

Statement of Assets and Liabilities

NOVEMBER 30, 2014
Assets
Investment securities, at value (cost of $350,117,359)	$440,558,794
Cash	62,467
Foreign currency holdings, at value (cost of $589,062)	588,725
Receivable for investments sold	1,611,502
Receivable for capital shares sold	48,163
Dividends and interest receivable	197,191
443,066,842

Liabilities
Payable for investments purchased	3,436,671
Payable for capital shares redeemed	165,770
Accrued management fees	508,222
Distribution and service fees payable	5,221
4,115,884

Net Assets	$438,950,958

Net Assets Consist of:
Capital (par value and paid-in surplus)	$407,498,591
Undistributed net investment income	354,510
Accumulated net realized loss	(59,332,200)
Net unrealized appreciation	90,430,057
$438,950,958

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$393,357,403	43,693,126	$9.00
Institutional Class, $0.01 Par Value	$16,300,052	1,764,666	$9.24
A Class, $0.01 Par Value	$9,277,703	1,066,331	$8.70*
C Class, $0.01 Par Value	$3,129,274	383,787	$8.15
R Class, $0.01 Par Value	$1,712,440	194,153	$8.82
R6 Class, $0.01 Par Value	$15,174,086	1,640,583	$9.25
*Maximum offering price $9.23 (net asset value divided by 0.9425).

See Notes to Financial Statements.

14

Statement of Operations

YEAR ENDED NOVEMBER 30, 2014
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $895,601)	$7,762,431
Interest	690
7,763,121

Expenses:
Management fees	7,483,290
Distribution and service fees:
A Class	27,613
C Class	33,035
R Class	7,258
Directors' fees and expenses	1,609
Other expenses	8,653
7,561,458
Fees waived	(1,112,028)
6,449,430

Net investment income (loss)	1,313,691

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	38,571,132
Foreign currency transactions	(574,882)
37,996,250

Change in net unrealized appreciation (depreciation) on:
Investments	(31,477,982)
Translation of assets and liabilities in foreign currencies	(42)
(31,478,024)

Net realized and unrealized gain (loss)	6,518,226

Net Increase (Decrease) in Net Assets Resulting from Operations	$7,831,917

See Notes to Financial Statements.

15

Statement of Changes in Net Assets

YEARS ENDED NOVEMBER 30, 2014 AND NOVEMBER 30, 2013
Increase (Decrease) in Net Assets	November 30, 2014	November 30, 2013
Operations
Net investment income (loss)	$1,313,691	$805,903
Net realized gain (loss)	37,996,250	36,603,521
Change in net unrealized appreciation (depreciation)	(31,478,024)	(6,393,203)
Net increase (decrease) in net assets resulting from operations	7,831,917	31,016,221

Distributions to Shareholders
From net investment income:
Investor Class	(1,395,788)	(1,646,742)
Institutional Class	(127,266)	(181,997)
A Class	(30,576)	(15,732)
C Class	(2,582)	—
R Class	(2,497)	—
R6 Class	(117)	—
Decrease in net assets from distributions	(1,558,826)	(1,844,471)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	(37,366,838)	(57,978,517)

Redemption Fees
Increase in net assets from redemption fees	13,217	24,913

Net increase (decrease) in net assets	(31,080,530)	(28,781,854)

Net Assets
Beginning of period	470,031,488	498,813,342
End of period	$438,950,958	$470,031,488

Undistributed net investment income	$354,510	$101,931

See Notes to Financial Statements.

16

Notes to Financial Statements

NOVEMBER 30, 2014

1. Organization

American Century World Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Emerging Markets Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified as defined under the 1940 Act. The fund’s investment objective is to seek capital growth.

The fund offers the Investor Class, the Institutional Class, the A Class, the C Class, the R Class and the R6 Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class and R6 Class shareholders do not require the same level of shareholder and administrative services from American Century Investment Management, Inc. (ACIM) (the investment advisor) as shareholders of other classes. In addition, financial intermediaries do not receive any service, distribution or administrative fees for the R6 Class. As a result, the Institutional Class and R6 Class are charged lower unified management fees. Sale of the R6 Class commenced on July 26, 2013.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Fixed income securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors: trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value.

17

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that ACIM has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

18

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually. The fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code, in all events in a manner consistent with provisions of the 1940 Act.

Redemption Fees — The fund may impose a 2.00% redemption fee on shares held less than 60 days. The fee may not be applicable to all classes. The redemption fee is retained by the fund and helps cover transaction costs that long-term investors may bear when the fund sells securities to meet investor redemptions.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. Various funds issued by American Century Asset Allocation Portfolios, Inc. and American Century Strategic Asset Allocations, Inc. own, in aggregate, 35% of the shares of the fund. Related parties do not invest in the fund for the purpose of exercising management or control.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that have very similar investment teams and investment strategies (strategy assets). The strategy assets of the fund also include the assets of NT Emerging Markets Fund, one fund in a series issued by the corporation. The annual management fee schedule ranges from 1.250% to 1.850% for the Investor Class, A Class, C Class and R Class. The annual management fee schedule ranges from 1.050% to 1.650% for the Institutional Class and 0.900% to 1.500% for the R6 Class. During the year ended November 30, 2014, the investment advisor voluntarily agreed to waive 0.250% of its management fee. The investment advisor expects the fee waiver to continue through March 31, 2015, and cannot terminate it without the approval of the Board of Directors. The total amount of the waiver for each class for the year ended November 30, 2014 was $993,231, $68,231, $27,613, $8,259, $3,629 and $11,065 for the Investor Class, Institutional Class, A Class, C Class, R Class and R6 Class, respectively. The effective annual management fee before waiver for each class for the year ended November 30, 2014 was 1.70% for the Investor Class, A Class, C Class and R Class, 1.50% for the Institutional Class and 1.35% for the R6 Class. The effective annual management fee after waiver for each class for the year ended November 30, 2014 was 1.45% for the Investor Class, A Class, C Class and R Class, 1.25% for the Institutional Class and 1.10% for the R6 Class.

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears.

19

The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended November 30, 2014 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. Fees and expenses incurred in conjunction with the directors during the year ended November 30, 2014 are detailed in the Statement of Operations. The fund’s officers do not receive compensation from the fund.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended November 30, 2014 were $328,619,232 and $378,167,085, respectively.

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended November 30, 2014		Year ended November 30, 2013(1)
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	400,000,000		400,000,000
Sold	6,046,004	$53,257,554	7,313,071	$62,218,485
Issued in reinvestment of distributions	163,232	1,369,513	186,256	1,607,394
Redeemed	(10,001,738)	(88,028,807)	(14,123,267)	(121,216,351)
	(3,792,502)	(33,401,740)	(6,623,940)	(57,390,472)
Institutional Class/Shares Authorized	40,000,000		40,000,000
Sold	502,581	4,463,970	967,833	8,551,403
Issued in reinvestment of distributions	14,812	127,234	20,606	181,954
Redeemed	(2,323,383)	(21,877,486)	(750,390)	(6,606,195)
	(1,805,990)	(17,286,282)	238,049	2,127,162
A Class/Shares Authorized	40,000,000		40,000,000
Sold	800,095	6,886,332	756,334	6,291,182
Issued in reinvestment of distributions	3,655	29,682	1,779	14,890
Redeemed	(1,084,971)	(9,426,423)	(1,109,049)	(9,338,269)
	(281,221)	(2,510,409)	(350,936)	(3,032,197)
C Class/Shares Authorized	5,000,000		5,000,000
Sold	56,096	451,926	134,704	1,071,648
Issued in reinvestment of distributions	322	2,462	—	—
Redeemed	(113,862)	(900,439)	(133,416)	(1,038,723)
	(57,444)	(446,051)	1,288	32,925
R Class/Shares Authorized	10,000,000		10,000,000
Sold	86,235	740,864	68,244	581,011
Issued in reinvestment of distributions	303	2,497	—	—
Redeemed	(22,314)	(189,885)	(38,453)	(321,946)
	64,224	553,476	29,791	259,065
R6 Class/Shares Authorized	50,000,000		50,000,000
Sold	1,702,690	16,329,589	2,955	25,000
Issued in reinvestment of distributions	14	117	—	—
Redeemed	(65,076)	(605,538)	—	—
	1,637,628	15,724,168	2,955	25,000
Net increase (decrease)	(4,235,305)	$(37,366,838)	(6,702,793)	$(57,978,517)

(1)	July 26, 2013 (commencement of sale) through November 30, 2013 for the R6 Class.

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6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks
Brazil	$20,114,808	$26,807,005	—
China	12,105,709	80,276,888	—
Hong Kong	3,492,023	—	—
India	5,148,753	28,244,299	—
Mexico	7,653,255	14,909,110	—
Peru	7,973,878	—	—
Other Countries	—	220,841,125	—
Temporary Cash Investments	12,991,941	—	—
	$69,480,367	$371,078,427	—

7. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions. Investing in emerging markets may accentuate these risks.

8. Federal Tax Information

The tax character of distributions paid during the years ended November 30, 2014 and November 30, 2013 were as follows:

	2014	2013
Distributions Paid From
Ordinary income	$1,558,826	$1,844,471
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

21

As of November 30, 2014, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$350,419,783
Gross tax appreciation of investments	$101,233,482
Gross tax depreciation of investments	(11,094,471)
Net tax appreciation (depreciation) of investments	90,139,011
Net tax appreciation (depreciation) on translation of assets and liabilities in foreign currencies	(11,378)
Net tax appreciation (depreciation)	$90,127,633
Undistributed ordinary income	$374,716
Accumulated short-term capital losses	$(57,815,598)
Post-October capital loss deferral	$(1,234,384)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. Capital loss carryovers expire in 2017.

Loss deferrals represent certain qualified losses that the fund has elected to treat as having been incurred in the following fiscal year for federal income tax purposes.

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Financial Highlights

For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2014	$8.87	0.03	0.13	0.16	(0.03)	$9.00	1.84%	1.45%	1.70%	0.29%	0.04%	74%	$393,357
2013	$8.36	0.01	0.53	0.54	(0.03)	$8.87	6.48%	1.63%	1.72%	0.17%	0.08%	68%	$421,274
2012	$7.38	0.02	0.96	0.98	—	$8.36	13.28%	1.74%	1.74%	0.29%	0.29%	85%	$452,331
2011	$8.46	0.01	(1.09)	(1.08)	—	$7.38	(12.77)%	1.71%	1.71%	0.17%	0.17%	71%	$435,079
2010	$7.28	—(3)	1.18	1.18	—	$8.46	16.21%	1.72%	1.72%	(0.02)%	(0.02)%	87%	$583,978
Institutional Class
2014	$9.09	0.05	0.14	0.19	(0.04)	$9.24	2.07%	1.25%	1.50%	0.49%	0.24%	74%	$16,300
2013	$8.56	0.03	0.55	0.58	(0.05)	$9.09	6.77%	1.43%	1.52%	0.37%	0.28%	68%	$32,452
2012	$7.56	0.04	0.97	1.01	(0.01)	$8.56	13.43%	1.54%	1.54%	0.49%	0.49%	85%	$28,536
2011	$8.65	0.03	(1.12)	(1.09)	—	$7.56	(12.60)%	1.51%	1.51%	0.37%	0.37%	71%	$29,695
2010	$7.43	0.02	1.20	1.22	—	$8.65	16.42%	1.52%	1.52%	0.18%	0.18%	87%	$40,969

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For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
A Class
2014	$8.59	0.01	0.12	0.13	(0.02)	$8.70	1.59%	1.70%	1.95%	0.04%	(0.21)%	74%	$9,278
2013	$8.09	(0.01)	0.52	0.51	(0.01)	$8.59	6.30%	1.88%	1.97%	(0.08)%	(0.17)%	68%	$11,575
2012	$7.16	—(3)	0.93	0.93	—	$8.09	12.99%	1.99%	1.99%	0.04%	0.04%	85%	$13,745
2011	$8.23	(0.01)	(1.06)	(1.07)	—	$7.16	(13.00)%	1.96%	1.96%	(0.08)%	(0.08)%	71%	$15,339
2010	$7.10	(0.02)	1.15	1.13	—	$8.23	15.92%	1.97%	1.97%	(0.27)%	(0.27)%	87%	$29,572
C Class
2014	$8.09	(0.06)	0.13	0.07	(0.01)	$8.15	0.82%	2.45%	2.70%	(0.71)%	(0.96)%	74%	$3,129
2013	$7.67	(0.06)	0.48	0.42	—	$8.09	5.48%	2.63%	2.72%	(0.83)%	(0.92)%	68%	$3,571
2012	$6.84	(0.05)	0.88	0.83	—	$7.67	12.13%	2.74%	2.74%	(0.71)%	(0.71)%	85%	$3,376
2011	$7.93	(0.07)	(1.02)	(1.09)	—	$6.84	(13.75)%	2.71%	2.71%	(0.83)%	(0.83)%	71%	$3,896
2010	$6.89	(0.07)	1.11	1.04	—	$7.93	15.09%	2.72%	2.72%	(1.02)%	(1.02)%	87%	$5,257
R Class
2014	$8.72	(0.02)	0.14	0.12	(0.02)	$8.82	1.38%	1.95%	2.20%	(0.21)%	(0.46)%	74%	$1,712
2013	$8.23	(0.02)	0.51	0.49	—	$8.72	5.95%	2.13%	2.22%	(0.33)%	(0.42)%	68%	$1,133
2012	$7.30	(0.02)	0.95	0.93	—	$8.23	12.74%	2.24%	2.24%	(0.21)%	(0.21)%	85%	$824
2011	$8.42	(0.03)	(1.09)	(1.12)	—	$7.30	(13.30)%	2.21%	2.21%	(0.33)%	(0.33)%	71%	$631
2010	$7.28	(0.04)	1.18	1.14	—	$8.42	15.66%	2.22%	2.22%	(0.52)%	(0.52)%	87%	$828

24

For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
R6 Class
2014	$9.09	—(3)	0.20	0.20	(0.04)	$9.25	2.23%	1.10%	1.35%	0.64%	0.39%	74%	$15,174
2013(4)	$8.46	—(3)	0.63	0.63	—	$9.09	7.45%	1.12%(5)	1.37%(5)	0.14%(5)	(0.11)%(5)	68%(6)	$27

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	Per-share amount was less than $0.005.

(4)	July 26, 2013 (commencement of sale) through November 30, 2013.

(5)	Annualized.

(6)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended November 30, 2013.

See Notes to Financial Statements.

25

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of
American Century World Mutual Funds, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Emerging Markets Fund (the “Fund”), one of the funds constituting American Century World Mutual Funds, Inc., as of November 30, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2014, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Emerging Markets Fund of American Century World Mutual Funds, Inc. as of November 30, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Kansas City, Missouri
January 16, 2015

26

Management
The Board of Directors
The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). Mr. Fink is treated as an “interested person” because of his recent employment with ACC and American Century Services, LLC (ACS). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and ACS, and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas A. Brown (1940)	Director	Since 1980	Managing Member, Associated Investments, LLC (real estate investment company); Brown Cascade Properties, LLC (real estate investment company) (2001 to 2009)	73	None
Andrea C. Hall (1945)	Director	Since 1997	Retired	73	None
Jan M. Lewis (1957)	Director	Since 2011	Retired; President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization) (2006 to 2013)	73	None
James A. Olson (1942)	Director and Chairman of the Board	Since 2007 (Chairman since 2014)	Member, Plaza Belmont LLC (private equity fund manager)	73	Saia, Inc. (2002 to 2012) and EPR Properties (2003 to 2013)

27

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
M. Jeannine Strandjord (1945)	Director	Since 1994	Retired	73	Euronet Worldwide Inc.; MGP Ingredients, Inc.; Charming Shoppes, Inc. (2006 to 2010); and DST Systems Inc. (1996 to 2012)
John R. Whitten (1946)	Director	Since 2008	Retired	73	Rudolph Technologies, Inc.
Stephen E. Yates (1948)	Director	Since 2012	Retired; Executive Vice President, Technology & Operations, KeyCorp. (computer services) (2004 to 2010)	73	Applied Industrial Technologies, Inc. (2001 to 2010)
Interested Directors
Barry Fink (1955)	Director	Since 2012	Retired; Executive Vice President, ACC (September 2007 to February 2013); President, ACS (October 2007 to February 2013); Chief Operating Officer, ACC (September 2007 to November 2012)	73	None
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	118	BioMed Valley Discoveries, Inc.

The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

28

Officers
The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (March 2014 to present); Chief Compliance Officer, ACIM (February 2014 to present); Chief Compliance Officer, ACIS (October 2009 to present); Vice President, Client Interactions and Marketing, ACIS (February 2013 to January 2014); Director, Client Interactions and Marketing, ACIS (June 2007 to January 2013). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

29

Approval of Management Agreement

At a meeting held on June 18, 2014, the Fund’s Board of Directors unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors (the “Directors”), including a majority of the independent Directors, each year.

Prior to its consideration of the renewal of the management agreement, the Board requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continuous basis and the information received was supplemental to the extensive information that the Board and its committees receive and consider throughout the year.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided by the Advisor to the Fund;

•	the wide range of other programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

•	the Fund’s investment performance compared to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	the cost of owning the Fund compared to the cost of owning similar funds;

•	the Advisor’s compliance policies, procedures, and regulatory experience;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	possible economies of scale associated with the Advisor’s management of the Fund and other accounts under its management;

•	the services provided and charges to other investment management clients of the Advisor;

•	acquired fund fees and expenses; and

•	any collateral benefits derived by the Advisor from the management of the Fund.

In keeping with its practice, the Board held two in-person meetings and one telephonic meeting to review and discuss the information provided. The independent Directors also had the benefit of the advice of their independent counsel throughout the process.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel, and evaluated such information for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

30

Nature, Extent and Quality of Services — Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that under the management agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services (except the independent Directors’ counsel)

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution (except Rule 12b-1 plans)

The Board noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review detailed performance information during the management agreement approval process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was above its benchmark for the one-, three-, five-, and ten-year periods reviewed by the Board. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor. The Board

31

found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund (pre- and post-distribution), its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. The financial information regarding the Advisor is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s independent directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of its peers. The unified fee charged to shareholders of the Fund was above the median of the total expense ratios of the Fund’s peer expense universe and was within the range of its peer expense group. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

32

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions and concluded that this research is likely to benefit Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded, however, that the assets of those other clients are not material to the analysis and, where applicable, may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors, taking into account all of the factors discussed above and the information provided by the Advisor and others, concluded that the management agreement between the Fund and the Advisor is fair and reasonable in light of the services provided and should be renewed.

33

Additional Information

Retirement Account Information
As required by law, distributions you receive from certain IRAs are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
Distributions you receive from 403(b), 457 and qualified plans are subject to special tax and withholding rules. Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution. If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies
A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on the "About Us" page of American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

34

Other Tax Information
The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended November 30, 2014.

For the fiscal year ended November 30, 2014, the fund intends to pass through to shareholders $895,601, or up to the maximum amount allowable, as a foreign tax credit which represents taxes paid on income derived from sources within foreign countries or possessions of the United States. During the fiscal year ended November 30, 2014, the fund earned $8,658,032 from income derived from foreign sources. Foreign source income and foreign tax expense per outstanding share on November 30, 2014 are $0.1776 and $0.0184, respectively.

35

Notes

36

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century World Mutual Funds, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2015 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-84131 1501

ANNUAL REPORT	NOVEMBER 30, 2014

Global Growth Fund

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Dear Investor:

Thank you for reviewing this annual report for the 12 months ended November 30, 2014. It provides investment performance and portfolio information for the reporting period, plus longer-term historical performance data.

Annual reports remain important vehicles for conveying information about fund returns, including market and economic factors that affected performance during the reporting period. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Jonathan Thomas

Favorable Fiscal Year for U.S. Investments, While Non-U.S. Lagged

“Global divergence” between the U.S. and the rest of the world emerged as a prevalent theme during the reporting period. As 2014 approached its conclusion, the U.S. appeared to be on a different economic and monetary policy track than most other nations. This theme covered not only the stronger economic growth enjoyed by the U.S. compared with the rest of the world, but also the related contrast between the U.S. Federal Reserve’s unwinding of monetary stimulus versus the continuation and expansion of monetary stimulus by most other central banks.

Global divergence could also generally describe the broad difference between investment returns for U.S. and non-U.S. markets. The perceived strength, safe-haven qualities, and higher yields of U.S. investments attracted global demand. For the reporting period, the S&P 500 Index, the Barclays U.S. Aggregate Bond Index, and the U.S. Dollar Index returned 16.86%, 5.27%, and 9.34%, respectively. By contrast, for U.S. investors unhedged for currency exposure (the dollar’s strength reduced the returns of non-dollar-denominated securities when they were converted to dollars), the MSCI EAFE Index, the MSCI Emerging Markets Index, and the Barclays Global Aggregate Bond Index (ex-USD, unhedged) returned -0.02%, 1.06%, and -2.53%, respectively.

We expect global divergence in economic growth and monetary policies to continue well into 2015, aligned with expectations that the Federal Reserve might finally start raising short-term U.S. interest rates. However, global economic weakness (reflected in recent commodity price declines) and low inflation might delay the rate hikes until the second half of 2015. In this environment, we continue to believe in a disciplined, diversified, long-term investment approach, using professionally managed stock and bond portfolios to meet financial goals. We appreciate your continued trust in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Performance

Total Returns as of Novemeber 30, 2014
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	TWGGX	7.53%	11.72%	8.50%	8.69%	12/1/98
MSCI World Index	—	8.91%	10.95%	6.59%	4.78%(1)	—
Institutional Class	AGGIX	7.68%	11.92%	8.72%	4.71%	8/1/00
A Class(2)	AGGRX					2/5/99
No sales charge*		7.23%	11.43%	8.23%	7.77%
With sales charge*		1.10%	10.11%	7.60%	7.37%
C Class	AGLCX	6.39%	10.58%	7.43%	7.21%	3/1/02
R Class	AGORX	7.00%	11.16%	—	7.26%	7/29/05
R6 Class	AGGDX	7.80%	—	—	14.76%	7/26/13

*
Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1)	Since November 30, 1998, the date nearest the Investor Class’s inception for which data are available.

(2)	Prior to September 4, 2007, the A Class was referred to as the Advisor Class and did not have a front-end sales charge. Performance has been adjusted to reflect this charge.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

3

Growth of $10,000 Over 10 Years
$10,000 investment made November 30, 2004
Performance for other share classes will vary due to differences in fee structure.

Value on November 30, 2014
Investor Class — $22,617

MSCI World Index — $18,946

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	C Class	R Class	R6 Class
1.09%	0.89%	1.34%	2.09%	1.59%	0.74%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

4

Portfolio Commentary

Portfolio Managers: Keith Creveling and Brent Puff

Portfolio Manager Ted Harlan joined the Global Growth team as of December 2014.

Performance Summary

Global Growth returned 7.53%* for the 12 months ended November 30, 2014, compared with its benchmark, the MSCI World Index, which returned 8.91%.

Global equity markets advanced during the 12-month period, although returns were somewhat mixed. U.S. indices produced solid gains, outperforming holdings in Europe and Asia, which were pressured by weak economic recovery and in Japan’s case, recession. Large- and mid-cap holdings generally outpaced small-cap stocks, and global growth equities outperformed global value stocks.

Geographically, U.S.-based holdings were among the top detractors from the fund’s returns, though stock choices in Switzerland and Sweden, as well as exposure to Russia-based companies, also impacted results. Successful security selection and positioning in the U.K., Germany, and Denmark bolstered gains. On a sector basis, stock selection in the financials and consumer staples sectors was detrimental, while industrials sector holdings contributed favorably to returns.

Financials Holdings Main Detractors

A number of holdings in the diversified financial services industry fell substantially, leading the financials sector to be among the fund’s greatest underperformers. An overweight position, relative to the benchmark, in Japan-based financial services conglomerate ORIX detracted from results. The company faced headwinds early in the period, driven largely by the general decline of Japanese equities, which fell due to a strengthening yen and concerns about an impending consumption tax hike’s impact on consumer demand. The stock declined further toward period-end after an analyst downgrade. Despite recent market headwinds, ORIX continued to produce solid revenue and earnings growth and we believe that the holding’s prospects remain strong. Elsewhere in the sector, Austria-based consumer bank Erste Group Bank declined on lowered earnings projections following unexpected regulatory changes in its key Central and Eastern European markets. We sold the holding due to its uncertain future.

Grocery retailers in the consumer staples sector also underperformed. France-based grocery chain Carrefour suffered on declining sales as economic weakness and austerity measures negatively impacted consumer spending in Europe. Despite domestic difficulties, Carrefour saw gains in Brazil that helped to offset the slowdowns in Europe, and we believe that the company will benefit from management’s ongoing restructuring efforts. Elsewhere in the sector, Sweden-based Svenska Cellulosa AB tumbled as the krona faltered against the euro. We ultimately exited the position.

Individual detraction also came from several oil-related holdings, which fell as the price of oil continued to decline. Oil stocks were further pressured by OPEC’s decision to maintain current production levels despite a global glut in oil supply, which pushed the price of oil to a four-year low. Within the portfolio, an overweight position in oil producer Continental Resources detracted from relative gains. Nevertheless, we believe that the holding is a market leader and is well positioned to generate long-term earnings growth despite short-term industry volatility.

* All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund's benchmark, other share classes may not. See page 3 for returns for all share classes.

5

Industrials Sector Outperformed

Railway holdings led the industrials sector to be a leading contributor to relative gains. An overweight position in U.S.-based rail operator Union Pacific benefited the fund as the company’s stock appreciated steadily, reaching all-time highs during the reporting period. Gains were driven by volume expansion, particularly in the transportation of agricultural and industrial products, as well as from rising oil and gas production levels that are leading to increased transportation demand. Other sector contributors included United Rentals, the largest renter of construction equipment in the U.S., which advanced on strong financial results helped by growth in non-residential construction activity and higher rental rates.

The portfolio’s overweight positions in several retailers and luxury-goods manufacturers led the consumer discretionary sector to be among the top contributors to relative performance. Pandora, a Denmark-based maker of charm bracelets and other jewelry, appreciated on revenue growth from new product offerings combined with strategic alliances to increase Pandora’s global distribution capabilities.

A number of technology sector holdings also bolstered gains. These included U.S.-based social networking site Facebook, which appreciated 65% over the course of the period through continued success in monetizing its large and growing user base via accelerating mobile advertising revenue. Substantial contribution also came from U.S.-based data center operator Equinix, which produced higher-than-expected revenues stemming from rising demand for cloud computing-based data center services.

Outlook

As we move into 2015, worries persist about the global economic recovery. While growth in the U.S. appears to be progressing, albeit at a slower pace than during prior post-recessionary periods, Europe faces possible deflation, Japan has fallen back into a recession (two consecutive quarters of negative economic growth as measured by a country’s gross domestic product), and growth in China continues to slow while other emerging markets face debt, currency and political challenges. The fund remains overweight to the U.S., as our bottom-up stock selection process has helped us to identify companies positioned to benefit from improving economic trends. At the same time, we have had difficulty identifying European names that demonstrate sustainable acceleration in earnings growth amid economic weakness in the eurozone, leading to an underweight in the region. Likewise, we maintain limited exposure to Asia, particularly in Japan, where our focus remains on exporters and select names likely to benefit from a weaker yen.

From a sector perspective, consumer discretionary and industrials are the portfolio’s largest sector overweights as we seek opportunities in traditionally cyclical sectors likely to benefit from rising consumer and business spending as economic growth expands. We also have significant exposure in the information technology sector, with focus on market share leaders in online search and mobile advertising. The fund’s largest sector underweights remain in financials and energy given the difficulty in identifying investment opportunities that fit the portfolio’s earnings growth parameters in those sectors.

6

Fund Characteristics

NOVEMBER 30, 2014
Top Ten Holdings	% of net assets
Google, Inc.*	3.0%
Roche Holding AG	2.2%
Union Pacific Corp.	2.1%
Home Depot, Inc. (The)	1.9%
Royal Bank of Scotland Group plc	1.8%
American Tower Corp.	1.8%
Facebook, Inc., Class A	1.8%
Liberty Global plc*	1.7%
Cognizant Technology Solutions Corp., Class A	1.7%
Harman International Industries, Inc.	1.6%
*Includes all classes of the issuer.

Types of Investments in Portfolio	% of net assets
Domestic Common Stocks	59.4%
Foreign Common Stocks	39.7%
Total Common Stocks	99.1%
Temporary Cash Investments	0.6%
Other Assets and Liabilities	0.3%

Investments by Country	% of net assets
United States	59.4%
United Kingdom	10.0%
Japan	5.9%
Switzerland	4.7%
France	3.0%
Netherlands	2.4%
Other Countries	13.7%
Cash and Equivalents**	0.9%
**Includes temporary cash investments and other assets and liabilities.

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from June 1, 2014 to November 30, 2014.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

	Beginning Account Value 6/1/14	Ending Account Value 11/30/14	Expenses Paid During Period(1) 6/1/14 - 11/30/14	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,027.00	$5.49	1.08%
Institutional Class	$1,000	$1,027.50	$4.47	0.88%
A Class	$1,000	$1,025.80	$6.75	1.33%
C Class	$1,000	$1,021.00	$10.54	2.08%
R Class	$1,000	$1,024.30	$8.02	1.58%
R6 Class	$1,000	$1,028.20	$3.71	0.73%
Hypothetical
Investor Class	$1,000	$1,019.65	$5.47	1.08%
Institutional Class	$1,000	$1,020.66	$4.46	0.88%
A Class	$1,000	$1,018.40	$6.73	1.33%
C Class	$1,000	$1,014.64	$10.50	2.08%
R Class	$1,000	$1,017.15	$7.99	1.58%
R6 Class	$1,000	$1,021.41	$3.70	0.73%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

9

Schedule of Investments

NOVEMBER 30, 2014

	Shares	Value
COMMON STOCKS — 99.1%
Australia — 0.7%
CSL Ltd.	61,143	$4,295,835
Brazil — 0.8%
Kroton Educacional SA	695,900	4,810,032
Canada — 0.5%
Canadian Pacific Railway Ltd.	17,790	3,431,362
China — 1.9%
Alibaba Group Holding Ltd. ADR(1)	16,225	1,811,359
Baidu, Inc. ADR(1)	21,860	5,358,105
ENN Energy Holdings Ltd.	158,000	965,694
Vipshop Holdings Ltd. ADR(1)	178,300	4,075,938
		12,211,096
Colombia — 0.3%
Bancolombia SA ADR	37,630	1,945,471
Denmark — 1.8%
GN Store Nord A/S	119,000	2,541,605
Pandora A/S	96,206	8,537,424
		11,079,029
France — 3.0%
Accor SA	189,930	8,959,052
Carrefour SA	263,790	8,346,207
Peugeot SA(1)	98,770	1,265,000
		18,570,259
Germany — 0.7%
Symrise AG	69,530	4,155,560
Hong Kong — 0.7%
Hang Seng Bank Ltd.	276,200	4,601,404
India — 0.7%
ICICI Bank Ltd. ADR	16,010	942,829
Maruti Suzuki India Ltd.	70,190	3,784,865
		4,727,694
Japan — 5.9%
Daikin Industries Ltd.	70,500	4,676,642
Keyence Corp.	18,000	8,312,008
Nidec Corp.	147,400	9,774,104
ORIX Corp.	452,700	5,969,775
Unicharm Corp.	345,600	7,909,659
		36,642,188
Mexico — 1.0%
Cemex SAB de CV ADR(1)	499,020	6,242,740
Netherlands — 2.4%
Akzo Nobel NV	91,050	6,290,289
ASML Holding NV	54,479	5,753,321
ASML Holding NV New York Shares	30,244	3,196,186
		15,239,796

10

	Shares	Value
Peru — 0.7%
Credicorp Ltd.	25,334	$4,196,830
Russia — 0.6%
Magnit PJSC GDR	64,080	3,707,028
Spain — 1.4%
Bankia SA(1)	3,280,410	5,751,427
Grifols SA	72,223	3,217,289
		8,968,716
Sweden — 1.9%
Electrolux AB	189,050	5,618,346
Skandinaviska Enskilda Banken AB, A Shares	460,500	6,083,142
		11,701,488
Switzerland — 4.7%
Adecco SA	110,822	7,781,912
Credit Suisse Group AG	278,430	7,440,169
Roche Holding AG	46,811	14,020,288
		29,242,369
United Kingdom — 10.0%
Admiral Group plc	145,470	2,817,579
Ashtead Group plc	278,358	4,582,740
Capita plc	356,153	5,952,526
Johnson Matthey plc	108,600	5,641,999
Liberty Global plc(1)	131,970	6,587,942
Liberty Global plc, Class A(1)	79,150	4,115,009
Lloyds Banking Group plc(1)	4,640,261	5,823,837
Prudential plc	257,360	6,222,902
Royal Bank of Scotland Group plc(1)	1,833,730	11,322,521
Shire plc	45,870	3,265,042
Whitbread plc	84,970	6,088,009
		62,420,106
United States — 59.4%
Adobe Systems, Inc.(1)	131,820	9,712,498
Alexion Pharmaceuticals, Inc.(1)	25,784	5,025,302
Alliance Data Systems Corp.(1)	10,142	2,899,294
American Tower Corp.	105,760	11,105,858
Antero Resources Corp.(1)	75,200	3,528,384
Autodesk, Inc.(1)	20,710	1,284,020
Biogen Idec, Inc.(1)	27,106	8,340,245
Bristol-Myers Squibb Co.	155,830	9,201,761
Celgene Corp.(1)	64,278	7,307,766
Cerner Corp.(1)	73,386	4,726,058
Charles Schwab Corp. (The)	227,864	6,453,108
Cognizant Technology Solutions Corp., Class A(1)	197,660	10,671,663
Continental Resources, Inc.(1)	112,008	4,590,088
Costco Wholesale Corp.	59,437	8,447,186
Dollar Tree, Inc.(1)	23,310	1,593,472
Ecolab, Inc.	28,785	3,136,126
EQT Corp.	95,260	8,666,755
Equinix, Inc.	28,660	6,510,692
Estee Lauder Cos., Inc. (The), Class A	106,995	7,932,609

11

	Shares	Value
Facebook, Inc., Class A(1)	141,041	$10,958,886
FedEx Corp.	55,661	9,917,677
Fortune Brands Home & Security, Inc.	152,103	6,832,467
Gilead Sciences, Inc.(1)	94,730	9,503,314
Google, Inc., Class A(1)	17,235	9,463,394
Google, Inc., Class C(1)	17,235	9,338,440
Halliburton Co.	135,830	5,732,026
Harman International Industries, Inc.	92,825	10,074,297
Home Depot, Inc. (The)	120,084	11,936,350
Ingersoll-Rand plc	144,350	9,102,711
Intercontinental Exchange, Inc.	42,475	9,598,925
MasterCard, Inc., Class A	101,990	8,902,707
McKesson Corp.	44,050	9,283,978
Mead Johnson Nutrition Co.	59,260	6,153,558
Michael Kors Holdings Ltd.(1)	84,093	6,450,774
Mondelez International, Inc., Class A	254,990	9,995,608
Monsanto Co.	60,431	7,246,281
Priceline Group, Inc. (The)(1)	4,880	5,661,727
Schlumberger Ltd.	67,404	5,793,374
Signet Jewelers Ltd.	53,810	7,046,958
Towers Watson & Co., Class A	35,350	3,993,136
Tractor Supply Co.	81,583	6,276,180
Twenty-First Century Fox, Inc.	259,000	9,531,200
Tyco International plc	178,970	7,677,813
Ulta Salon Cosmetics & Fragrance, Inc.(1)	41,850	5,293,606
Union Pacific Corp.	110,862	12,945,356
United Continental Holdings, Inc.(1)	66,650	4,080,980
United Rentals, Inc.(1)	41,412	4,692,394
Visa, Inc., Class A	35,463	9,156,192
WhiteWave Foods Co., Class A(1)	199,129	7,294,095
Yum! Brands, Inc.	72,620	5,609,895
Zions Bancorp.	180,040	5,051,922
		371,729,106
TOTAL COMMON STOCKS (Cost $455,291,743)		619,918,109
TEMPORARY CASH INVESTMENTS — 0.6%
Repurchase Agreement, Bank of America Merrill Lynch, (collateralized by various U.S. Treasury obligations, 0.875% - 1.50%, 6/30/16 - 12/31/16, valued at $2,983,148), in a joint trading account at 0.06%, dated 11/28/14, due 12/1/14 (Delivery value $2,923,190)		2,923,175
Repurchase Agreement, Credit Suisse First Boston, Inc., (collateralized by various U.S. Treasury obligations, 3.00%, 9/30/16, valued at $1,192,832), in a joint trading account at 0.02%, dated 11/28/14, due 12/1/14 (Delivery value $1,169,272)		1,169,270
TOTAL TEMPORARY CASH INVESTMENTS (Cost $4,092,445)		4,092,445
TOTAL INVESTMENT SECURITIES — 99.7% (Cost $459,384,188)		624,010,554
OTHER ASSETS AND LIABILITIES — 0.3%		1,628,636
TOTAL NET ASSETS — 100.0%		$625,639,190

12

MARKET SECTOR DIVERSIFICATION
(as a % of net assets)
Consumer Discretionary	19.7%
Information Technology	16.5%
Industrials	15.3%
Financials	15.1%
Health Care	12.9%
Consumer Staples	9.7%
Materials	5.3%
Energy	4.5%
Utilities	0.1%
Cash and Equivalents*	0.9%
*Includes temporary cash investments and other assets and liabilities.

NOTES TO SCHEDULE OF INVESTMENTS
ADR	-	American Depositary Receipt
GDR	-	Global Depositary Receipt
PJSC	-	Public Joint Stock Company

(1)	Non-income producing.

See Notes to Financial Statements.

13

Statement of Assets and Liabilities

NOVEMBER 30, 2014
Assets
Investment securities, at value (cost of $459,384,188)	$624,010,554
Cash	2,577,464
Foreign currency holdings, at value (cost of $87,705)	86,473
Receivable for investments sold	1,848,960
Receivable for capital shares sold	134,099
Dividends and interest receivable	674,718
Other assets	16,589
629,348,857

Liabilities
Payable for investments purchased	3,099,999
Payable for capital shares redeemed	61,756
Accrued management fees	528,704
Distribution and service fees payable	19,208
3,709,667

Net Assets	$625,639,190

Net Assets Consist of:
Capital (par value and paid-in surplus)	$412,941,892
Distributions in excess of net investment income	(2,780,335)
Undistributed net realized gain	50,843,365
Net unrealized appreciation	164,634,268
$625,639,190

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$462,889,421	35,780,764	$12.94
Institutional Class, $0.01 Par Value	$78,801,680	6,020,181	$13.09
A Class, $0.01 Par Value	$54,090,508	4,253,172	$12.72*
C Class, $0.01 Par Value	$7,233,726	619,214	$11.68
R Class, $0.01 Par Value	$5,632,016	444,937	$12.66
R6 Class, $0.01 Par Value	$16,991,839	1,296,042	$13.11
*Maximum offering price $13.50 (net asset value divided by 0.9425).

See Notes to Financial Statements.

14

Statement of Operations

YEAR ENDED NOVEMBER 30, 2014
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $365,641)	$6,705,483
Interest	1,263
6,706,746

Expenses:
Management fees	6,316,372
Distribution and service fees:
A Class	135,711
C Class	65,541
R Class	25,300
Directors' fees and expenses	9,990
Other expenses	55
6,552,969

Net investment income (loss)	153,777

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	52,014,510
Foreign currency transactions	(118,503)
51,896,007

Change in net unrealized appreciation (depreciation) on:
Investments	(8,598,898)
Translation of assets and liabilities in foreign currencies	(21,224)
(8,620,122)

Net realized and unrealized gain (loss)	43,275,885

Net Increase (Decrease) in Net Assets Resulting from Operations	$43,429,662

See Notes to Financial Statements.

15

Statement of Changes in Net Assets

YEARS ENDED NOVEMBER 30, 2014 AND NOVEMBER 30, 2013
Increase (Decrease) in Net Assets	November 30, 2014	November 30, 2013
Operations
Net investment income (loss)	$153,777	$498,222
Net realized gain (loss)	51,896,007	56,708,423
Change in net unrealized appreciation (depreciation)	(8,620,122)	71,714,914
Net increase (decrease) in net assets resulting from operations	43,429,662	128,921,559

Distributions to Shareholders
From net investment income:
Investor Class	(2,865,018)	(1,492,644)
Institutional Class	(560,772)	(273,982)
A Class	(302,173)	(52,005)
C Class	(24,440)	—
R Class	(23,517)	—
R6 Class	(209)	—
From net realized gains:
Investor Class	(9,757,039)	—
Institutional Class	(1,784,697)	—
A Class	(1,171,760)	—
C Class	(140,516)	—
R Class	(100,231)	—
R6 Class	(620)	—
Decrease in net assets from distributions	(16,730,992)	(1,818,631)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	18,873,715	(7,786,769)

Redemption Fees
Increase in net assets from redemption fees	15,930	21,725

Net increase (decrease) in net assets	45,588,315	119,337,884

Net Assets
Beginning of period	580,050,875	460,712,991
End of period	$625,639,190	$580,050,875

Distributions in excess of net investment income	$(2,780,335)	$(913,005)
See Notes to Financial Statements.

16

Notes to Financial Statements

NOVEMBER 30, 2014

1. Organization

American Century World Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Global Growth Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified as defined under the 1940 Act. The fund's investment objective is to seek capital growth.

The fund offers the Investor Class, the Institutional Class, the A Class, the C Class, the R Class and the R6 Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class and R6 Class shareholders do not require the same level of shareholder and administrative services from American Century Investment Management, Inc. (ACIM) (the investment advisor) as shareholders of other classes. In addition, financial intermediaries do not receive any service, distribution or administrative fees for the R6 Class. As a result, the Institutional Class and R6 Class are charged lower unified management fees. Sale of the R6 Class commenced on July 26, 2013.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Fixed income securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors: trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the

17

fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that ACIM has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

18

Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually. The fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code, in all events in a manner consistent with provisions of the 1940 Act.

Redemption Fees — The fund may impose a 2.00% redemption fee on shares held less than 60 days. The fee may not be applicable to all classes. The redemption fee is retained by the fund and helps cover transaction costs that long-term investors may bear when the fund sells securities to meet investor redemptions.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that have very similar investment teams and investment strategies (strategy assets). The annual management fee schedule ranges from 1.050% to 1.300% for the Investor Class, A Class, C Class and R Class. The annual management fee schedule ranges from 0.850% to 1.100% for the Institutional Class and 0.700% to 0.950% for the R6 Class. The effective annual management fee for each class for the year ended November 30, 2014 was 1.08% for the Investor Class, A Class, C Class and R Class, 0.88% for the Institutional Class and 0.73% for the R6 Class.

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended November 30, 2014 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. Fees and expenses incurred in conjunction with the directors during the year ended November 30, 2014 are detailed in the Statement of Operations. The fund’s officers do not receive compensation from the fund.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended November 30, 2014 were $288,900,720 and $276,741,600, respectively.

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5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended November 30, 2014		Year ended November 30, 2013(1)
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	200,000,000		200,000,000
Sold	3,938,235	$48,885,183	3,867,396	$41,349,199
Issued in reinvestment of distributions	1,019,394	12,336,801	142,377	1,459,360
Redeemed	(4,485,388)	(55,928,846)	(7,522,825)	(80,330,603)
	472,241	5,293,138	(3,513,052)	(37,522,044)
Institutional Class/Shares Authorized	35,000,000		35,000,000
Sold	1,303,256	16,573,202	2,715,772	32,463,147
Issued in reinvestment of distributions	191,773	2,345,469	26,496	273,969
Redeemed	(1,942,389)	(24,606,149)	(1,126,926)	(12,038,152)
	(447,360)	(5,687,478)	1,615,342	20,698,964
A Class/Shares Authorized	35,000,000		35,000,000
Sold	1,276,731	15,619,984	1,659,451	17,366,675
Issued in reinvestment of distributions	122,631	1,460,436	5,001	50,611
Redeemed	(1,351,849)	(16,591,233)	(1,035,690)	(10,762,776)
	47,513	489,187	628,762	6,654,510
C Class/Shares Authorized	10,000,000		10,000,000
Sold	196,729	2,219,689	107,127	1,077,402
Issued in reinvestment of distributions	11,449	125,535	—	—
Redeemed	(85,886)	(964,322)	(74,025)	(714,493)
	122,292	1,380,902	33,102	362,909
R Class/Shares Authorized	5,000,000		5,000,000
Sold	158,047	1,930,221	276,036	2,772,191
Issued in reinvestment of distributions	10,431	123,748	—	—
Redeemed	(92,275)	(1,129,865)	(74,809)	(778,299)
	76,203	924,104	201,227	1,993,892
R6 Class/Shares Authorized	50,000,000		50,000,000
Sold	1,337,765	17,030,076	2,228	25,000
Issued in reinvestment of distributions	67	829	—	—
Redeemed	(44,018)	(557,043)	—	—
	1,293,814	16,473,862	2,228	25,000
Net increase (decrease)	1,564,703	$18,873,715	(1,032,391)	$(7,786,769)

(1) July 26, 2013 (commencement of sale) through November 30, 2013 for the R6 Class.

20

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks
Australia	—	$4,295,835	—
Brazil	—	4,810,032	—
Canada	—	3,431,362	—
China	$11,245,402	965,694	—
Denmark	—	11,079,029	—
France	—	18,570,259	—
Germany	—	4,155,560	—
Hong Kong	—	4,601,404	—
India	942,829	3,784,865	—
Japan	—	36,642,188	—
Netherlands	3,196,186	12,043,610	—
Russia	—	3,707,028	—
Spain	—	8,968,716	—
Sweden	—	11,701,488	—
Switzerland	—	29,242,369	—
United Kingdom	10,702,951	51,717,155	—
Other Countries	384,114,147	—	—
Temporary Cash Investments	—	4,092,445	—
	$410,201,515	$213,809,039	—

7. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions. Investing in emerging markets may accentuate these risks.

21

8. Federal Tax Information

On December 16, 2014, the fund declared and paid a per-share distribution from net realized gains to shareholders of record on December 15, 2014 of $0.8753 for the Investor Class, Institutional Class, A Class, C Class, R Class and R6 Class.

The tax character of distributions paid during the years ended November 30, 2014 and November 30, 2013 were as follows:

	2014	2013
Distributions Paid From
Ordinary income	$3,771,929	$1,818,631
Long-term capital gains	$12,959,063	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of November 30, 2014, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$462,524,215
Gross tax appreciation of investments	$167,866,322
Gross tax depreciation of investments	(6,379,983)
Net tax appreciation (depreciation) of investments	161,486,339
Net tax appreciation (depreciation) on translation of assets and liabilities in foreign currencies	7,902
Net tax appreciation (depreciation)	$161,494,241
Undistributed ordinary income	—
Accumulated long-term gains	$51,203,057

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the realization to ordinary income for tax purposes of unrealized gains on investments in passive foreign investment companies.

22

Financial Highlights

For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2014	$12.39	—(3)	0.91	0.91	(0.08)	(0.28)	(0.36)	$12.94	7.53%	1.08%	0.03%	46%	$462,889
2013	$9.63	0.01	2.79	2.80	(0.04)	—	(0.04)	$12.39	29.15%	1.09%	0.11%	64%	$437,599
2012	$8.52	0.03	1.11	1.14	(0.03)	—	(0.03)	$9.63	13.37%	1.10%	0.28%	54%	$373,887
2011	$8.41	0.03	0.13	0.16	(0.05)	—	(0.05)	$8.52	1.82%	1.11%	0.28%	53%	$322,672
2010	$7.80	0.03	0.64	0.67	(0.06)	—	(0.06)	$8.41	8.61%	1.16%	0.33%	100%	$344,950
Institutional Class
2014	$12.52	0.03	0.91	0.94	(0.09)	(0.28)	(0.37)	$13.09	7.68%	0.88%	0.23%	46%	$78,802
2013	$9.73	0.03	2.82	2.85	(0.06)	—	(0.06)	$12.52	29.42%	0.89%	0.31%	64%	$80,968
2012	$8.60	0.05	1.13	1.18	(0.05)	—	(0.05)	$9.73	13.71%	0.90%	0.48%	54%	$47,203
2011	$8.49	0.04	0.13	0.17	(0.06)	—	(0.06)	$8.60	2.00%	0.91%	0.48%	53%	$35,991
2010	$7.90	0.04	0.64	0.68	(0.09)	—	(0.09)	$8.49	8.68%	0.96%	0.53%	100%	$45,459
A Class
2014	$12.21	(0.03)	0.89	0.86	(0.07)	(0.28)	(0.35)	$12.72	7.23%	1.33%	(0.22)%	46%	$54,091
2013	$9.49	(0.02)	2.75	2.73	(0.01)	—	(0.01)	$12.21	28.83%	1.34%	(0.14)%	64%	$51,351
2012	$8.39	—(3)	1.10	1.10	—(3)	—	—(3)	$9.49	13.16%	1.35%	0.03%	54%	$33,938
2011	$8.28	—(3)	0.13	0.13	(0.02)	—	(0.02)	$8.39	1.58%	1.36%	0.03%	53%	$26,908
2010	$7.67	0.01	0.62	0.63	(0.02)	—	(0.02)	$8.28	8.20%	1.41%	0.08%	100%	$33,641

23

For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
C Class
2014	$11.30	(0.11)	0.81	0.70	(0.04)	(0.28)	(0.32)	$11.68	6.39%	2.08%	(0.97)%	46%	$7,234
2013	$8.84	(0.09)	2.55	2.46	—	—	—	$11.30	27.97%	2.09%	(0.89)%	64%	$5,615
2012	$7.87	(0.06)	1.03	0.97	—	—	—	$8.84	12.20%	2.10%	(0.72)%	54%	$4,098
2011	$7.81	(0.06)	0.12	0.06	—	—	—	$7.87	0.77%	2.11%	(0.72)%	53%	$3,557
2010	$7.27	(0.05)	0.59	0.54	—	—	—	$7.81	7.43%	2.16%	(0.67)%	100%	$4,579
R Class
2014	$12.18	(0.06)	0.88	0.82	(0.06)	(0.28)	(0.34)	$12.66	7.00%	1.58%	(0.47)%	46%	$5,632
2013	$9.47	(0.04)	2.75	2.71	—	—	—	$12.18	28.51%	1.59%	(0.39)%	64%	$4,489
2012	$8.39	(0.02)	1.10	1.08	—	—	—	$9.47	12.87%	1.60%	(0.22)%	54%	$1,587
2011	$8.29	(0.02)	0.12	0.10	—	—	—	$8.39	1.21%	1.61%	(0.22)%	53%	$636
2010	$7.67	(0.01)	0.63	0.62	—	—	—	$8.29	8.08%	1.66%	(0.17)%	100%	$490
R6 Class
2014	$12.53	0.02	0.93	0.95	(0.09)	(0.28)	(0.37)	$13.11	7.80%	0.73%	0.38%	46%	$16,992
2013(4)	$11.22	—(3)	1.31	1.31	—	—	—	$12.53	11.68%	0.74%(5)	0.00%(5)(6)	64%(7)	$28

24

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	Per-share amount was less than $0.005.

(4)	July 26, 2013 (commencement of sale) through November 30, 2013.

(5)	Annualized.

(6)	Ratio was less than 0.005%.

(7)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended November 30, 2013.

See Notes to Financial Statements.

25

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of
American Century World Mutual Funds, Inc.:
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Global Growth Fund (the “Fund”), one of the funds constituting American Century World Mutual Funds, Inc., as of November 30, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2014, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Global Growth Fund of American Century World Mutual Funds, Inc. as of November 30, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Kansas City, Missouri
January 16, 2015

26

Management
The Board of Directors
The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). Mr. Fink is treated as an “interested person” because of his recent employment with ACC and American Century Services, LLC (ACS). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and ACS, and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas A. Brown (1940)	Director	Since 1980	Managing Member, Associated Investments, LLC (real estate investment company); Brown Cascade Properties, LLC (real estate investment company) (2001 to 2009)	73	None
Andrea C. Hall (1945)	Director	Since 1997	Retired	73	None
Jan M. Lewis (1957)	Director	Since 2011	Retired; President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization) (2006 to 2013)	73	None
James A. Olson (1942)	Director and Chairman of the Board	Since 2007 (Chairman since 2014)	Member, Plaza Belmont LLC (private equity fund manager)	73	Saia, Inc. (2002 to 2012) and EPR Properties (2003 to 2013)

27

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
M. Jeannine Strandjord (1945)	Director	Since 1994	Retired	73	Euronet Worldwide Inc.; MGP Ingredients, Inc.; Charming Shoppes, Inc. (2006 to 2010); and DST Systems Inc. (1996 to 2012)
John R. Whitten (1946)	Director	Since 2008	Retired	73	Rudolph Technologies, Inc.
Stephen E. Yates (1948)	Director	Since 2012	Retired; Executive Vice President, Technology & Operations, KeyCorp. (computer services) (2004 to 2010)	73	Applied Industrial Technologies, Inc. (2001 to 2010)
Interested Directors
Barry Fink (1955)	Director	Since 2012	Retired; Executive Vice President, ACC (September 2007 to February 2013); President, ACS (October 2007 to February 2013); Chief Operating Officer, ACC (September 2007 to November 2012)	73	None
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	118	BioMed Valley Discoveries, Inc.

The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

28

Officers
The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (March 2014 to present); Chief Compliance Officer, ACIM (February 2014 to present); Chief Compliance Officer, ACIS (October 2009 to present); Vice President, Client Interactions and Marketing, ACIS (February 2013 to January 2014); Director, Client Interactions and Marketing, ACIS (June 2007 to January 2013). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

29

Approval of Management Agreement

At a meeting held on June 18, 2014, the Fund’s Board of Directors unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors (the “Directors”), including a majority of the independent Directors, each year.

Prior to its consideration of the renewal of the management agreement, the Board requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continuous basis and the information received was supplemental to the extensive information that the Board and its committees receive and consider throughout the year.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided by the Advisor to the Fund;

•	the wide range of other programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

•	the Fund’s investment performance compared to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	the cost of owning the Fund compared to the cost of owning similar funds;

•	the Advisor’s compliance policies, procedures, and regulatory experience;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	possible economies of scale associated with the Advisor’s management of the Fund and other accounts under its management;

•	the services provided and charges to other investment management clients of the Advisor;

•	acquired fund fees and expenses; and

•	any collateral benefits derived by the Advisor from the management of the Fund.

In keeping with its practice, the Board held two in-person meetings and one telephonic meeting to review and discuss the information provided. The independent Directors also had the benefit of the advice of their independent counsel throughout the process.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel, and evaluated such information for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

30

Nature, Extent and Quality of Services — Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that under the management agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services (except the independent Directors’ counsel)

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution (except Rule 12b-1 plans)

The Board noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review detailed performance information during the management agreement approval process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was above its benchmark for the one-, three-, five-, and ten-year periods reviewed by the Board. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor. The Board

31

found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund (pre- and post-distribution), its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. The financial information regarding the Advisor is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s independent directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of its peers. The unified fee charged to shareholders of the Fund was below the median of the total expense ratios of the Fund’s peer expense universe and was within the range of its peer expense group. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

32

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions and concluded that this research is likely to benefit Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded, however, that the assets of those other clients are not material to the analysis and, where applicable, may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors, taking into account all of the factors discussed above and the information provided by the Advisor and others, concluded that the management agreement between the Fund and the Advisor is fair and reasonable in light of the services provided and should be renewed.

33

Additional Information

Retirement Account Information
As required by law, distributions you receive from certain IRAs are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
Distributions you receive from 403(b), 457 and qualified plans are subject to special tax and withholding rules. Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution. If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies
A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on the "About Us" page of American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

34

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended November 30, 2014.

For corporate taxpayers, the fund hereby designates $2,024,107, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended November 30, 2014 as qualified for the corporate dividends received deduction.

The fund hereby designates $12,959,063, or up to the maximum amount allowable, as long-term capital gain distributions for the fiscal year ended November 30, 2014.

35

Notes

36

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century World Mutual Funds, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2015 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-84129 1501

ANNUAL REPORT	NOVEMBER 30, 2014

International Discovery Fund

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Dear Investor:

Thank you for reviewing this annual report for the 12 months ended November 30, 2014. It provides investment performance and portfolio information for the reporting period, plus longer-term historical performance data.

Annual reports remain important vehicles for conveying information about fund returns, including market and economic factors that affected performance during the reporting period. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Jonathan Thomas

Favorable Fiscal Year for U.S. Investments, While Non-U.S. Lagged

“Global divergence” between the U.S. and the rest of the world emerged as a prevalent theme during the reporting period. As 2014 approached its conclusion, the U.S. appeared to be on a different economic and monetary policy track than most other nations. This theme covered not only the stronger economic growth enjoyed by the U.S. compared with the rest of the world, but also the related contrast between the U.S. Federal Reserve’s unwinding of monetary stimulus versus the continuation and expansion of monetary stimulus by most other central banks.

Global divergence could also generally describe the broad difference between investment returns for U.S. and non-U.S. markets. The perceived strength, safe-haven qualities, and higher yields of U.S. investments attracted global demand. For the reporting period, the S&P 500 Index, the Barclays U.S. Aggregate Bond Index, and the U.S. Dollar Index returned 16.86%, 5.27%, and 9.34%, respectively. By contrast, for U.S. investors unhedged for currency exposure (the dollar’s strength reduced the returns of non-dollar-denominated securities when they were converted to dollars), the MSCI EAFE Index, the MSCI Emerging Markets Index, and the Barclays Global Aggregate Bond Index (ex-USD, unhedged) returned -0.02%, 1.06%, and -2.53%, respectively.

We expect global divergence in economic growth and monetary policies to continue well into 2015, aligned with expectations that the Federal Reserve might finally start raising short-term U.S. interest rates. However, global economic weakness (reflected in recent commodity price declines) and low inflation might delay the rate hikes until the second half of 2015. In this environment, we continue to believe in a disciplined, diversified, long-term investment approach, using professionally managed stock and bond portfolios to meet financial goals. We appreciate your continued trust in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Performance

Total Returns as of November 30, 2014
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	TWEGX	-1.73%	8.24%	7.42%	10.74%	4/1/94
MSCI All Country World ex-U.S. Mid Cap Growth Index	—	0.87%	6.26%	5.72%	N/A(1)	—
Institutional Class	TIDIX	-1.55%	8.44%	7.63%	9.51%	1/2/98
A Class(2)	ACIDX					4/28/98
No sales charge*		-1.92%	7.97%	7.16%	7.85%
With sales charge*		-7.53%	6.71%	6.53%	7.46%
C Class	TWECX	-2.74%	—	—	7.75%	3/1/10
R Class	TWERX	-2.19%	—	—	8.28%	3/1/10

*
Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1)	Benchmark data first available June 1994.

(2)	Prior to March 1, 2010, the A Class was referred to as the Advisor Class and did not have a front-end sales charge. Performance has been adjusted to reflect this charge.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

3

Growth of $10,000 Over 10 Years
$10,000 investment made November 30, 2004
Performance for other share classes will vary due to differences in fee structure.

Value on November 30, 2014
Investor Class — $20,471

MSCI All Country World ex-U.S. Mid Cap Growth Index — $17,443

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	C Class	R Class
1.56%	1.36%	1.81%	2.56%	2.06%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

4

Portfolio Commentary

Portfolio Managers: Brian Brady and Pratik Patel

As of September 30, 2014, Mark Kopinski left the fund’s management team, and Pratik Patel, who was a senior investment analyst on the fund’s management team, was promoted to portfolio manager.

Performance Summary

International Discovery declined -1.73%* for the 12 months ended November 30, 2014. The portfolio’s benchmark, the MSCI All Country World ex-U.S. Mid Cap Growth Index, advanced 0.87% for the same period.

Non-U.S. stocks generally struggled during the 12-month period, as geopolitical risks and sluggish global growth triggered uncertainty and market volatility. As the period unfolded, global growth decoupled, with the U.S. leading the way. Stronger relative growth in the U.S. led to a divergence in central bank policy, with the U.S. Federal Reserve scaling back its stimulus efforts as other leading central banks, including the European Central Bank (ECB) and the Bank of Japan (BOJ), maintained aggressive programs in response to weakening growth and low inflation. In Europe, growth stalled during the period, and concerns about deflation prompted the ECB to slash its key interest rates and initiate a selective bond-buying program. In Japan, growth weakened following an April 1 hike in the nation’s consumption tax, and late in the period the nation slipped into another recession. The BOJ responded with additional monetary easing, and the government postponed the next scheduled hike in the nation’s consumption tax. Diverging central bank policies also helped trigger a strong U.S. dollar rally, which served to further reduce non-U.S. stock returns for U.S.-based investors. The dollar’s relative strength, combined with mounting global supply/demand imbalances, also caused commodities prices (particularly oil) to weaken.

Meanwhile, political unrest also contributed to the challenging investment backdrop. In particular, the ongoing Russia-Ukraine conflict, mounting turmoil throughout the Middle East, and pro-democracy protests in Hong Kong pressured non-U.S. stocks.

Overall, emerging market stocks outpaced their developed market counterparts, and within the non-U.S. mid cap universe, value stocks generally outperformed growth stocks. Within the fund, stock selection primarily accounted for the underperformance versus the benchmark, particularly within the energy, materials, and consumer discretionary sectors. From a regional perspective, positioning in Canada, Japan, and Norway detracted from the fund’s relative performance.

Energy Companies Weighed on Relative Results

Within the struggling energy sector, portfolio-only positions in Precision Drilling and BW LPG were among the fund’s largest performance detractors. Precision Drilling, a Canada-based oil and gas exploration company, suffered due to the sharp decline in oil prices. Similarly, Norway’s BW LPG, an oil and gas shipping company focused mainly on the transportation of liquefied petroleum gas, declined due to falling oil and gas prices.

Within the materials sector, a portfolio-only position in Finland’s Outokumpu also was a prominent detractor. Stock in the stainless steel manufacturer declined on a weak outlook in Europe, which accounts for approximately 70% of Outokumpu’s volumes. Given this significant exposure to Europe and its fragile economy, we exited the position.

* All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund's benchmark, other share classes may not. See page 3 for returns for all share classes.

5

Stocks in the U.K., Denmark Were Top Performers

Our stock selection efforts in the U.K., Denmark, and Israel contributed favorably to the fund’s relative performance. Overweight positions relative to the benchmark in Denmark and Israel also lifted results. In terms of sector exposure, stock selection contributed to performance in the financials, industrials, and utilities sectors, as did underweight positions in industrials and utilities.

An overweight position in Denmark’s Pandora was among the fund’s top performers. The jewelry and charm maker and retailer advanced on strong earnings, favorable exposure to U.S. consumers and the improving U.S. economy, expanding store presence (especially in new markets such as China), and successful new product launches.

In addition, within the top-performing U.K. market, an overweight position in Ashtead Group, a construction equipment rental firm, drove results in the fund’s industrials sector and was among the portfolio’s top overall contributors. The company benefited from strong underlying demand and pricing trends, particularly in its key U.S. market. Late in the period, Ashtead said it expected full-year results to exceed previous projections, driving additional stock gains.

A portfolio-only position in China-based Vipshop Holdings also was a main contributor to performance. Growing consumer demand for quality goods, insufficient purchasing channels, and lack of promotional discounts for foreign brands in China have led to a rapidly growing online shopping market. As China’s leading online discount retailer for brands through flash sales, Vipshop has benefited from this trend.

Outlook

Despite the uncertainties in Europe, we continue to rely on our bottom-up stock selection to find companies we believe are demonstrating improving, sustainable growth. Specifically, we remain focused on European-based companies with exposure to the strengthening U.S. economy and those benefiting from company-specific or secular growth stories. We are maintaining an underweight position in Japan, favoring companies we believe can take advantage of a weak yen and firms advancing due to strong secular growth trends. The emerging markets continue to contend with slowing growth and persistent inflationary pressures. We remain selective, focusing on companies we believe are demonstrating sustainable fundamental improvements. We also favor emerging market companies benefiting from strong secular trends, such as growing demand for internet services, social media, and ecommerce in China. We are also finding opportunities in companies with exposure to the U.S. housing market and improved consumer confidence.

6

Fund Characteristics

NOVEMBER 30, 2014
Top Ten Holdings	% of net assets
Pandora A/S	3.2%
Ashtead Group plc	3.0%
London Stock Exchange Group plc	2.8%
Linamar Corp.	2.4%
Dixons Carphone plc	2.3%
United Internet AG	2.2%
Lonza Group AG	2.2%
St. James's Place plc	2.2%
GN Store Nord A/S	1.9%
Caesarstone Sdot-Yam Ltd.	1.9%

Types of Investments in Portfolio	% of net assets
Foreign Common Stocks	98.6%
Temporary Cash Investments	0.6%
Other Assets and Liabilities	0.8%

Investments by Country	% of net assets
Japan	17.6%
United Kingdom	13.0%
Canada	8.0%
France	6.3%
Germany	6.3%
Denmark	5.7%
Switzerland	5.7%
Australia	4.8%
China	4.8%
Taiwan	3.9%
India	3.8%
Spain	3.2%
Israel	2.9%
Sweden	2.0%
Other Countries	10.6%
Cash and Equivalents*	1.4%
*Includes temporary cash investments and other assets and liabilities.

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from June 1, 2014 to November 30, 2014.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

	Beginning Account Value 6/1/14	Ending Account Value 11/30/14	Expenses Paid During Period(1) 6/1/14 - 11/30/14	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$925.10	$8.01	1.66%
Institutional Class	$1,000	$925.90	$7.05	1.46%
A Class	$1,000	$924.00	$9.21	1.91%
C Class	$1,000	$920.30	$12.80	2.66%
R Class	$1,000	$923.00	$10.41	2.16%
Hypothetical
Investor Class	$1,000	$1,016.75	$8.39	1.66%
Institutional Class	$1,000	$1,017.75	$7.39	1.46%
A Class	$1,000	$1,015.49	$9.65	1.91%
C Class	$1,000	$1,011.73	$13.41	2.66%
R Class	$1,000	$1,014.24	$10.91	2.16%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

9

Schedule of Investments

NOVEMBER 30, 2014

	Shares	Value
COMMON STOCKS — 98.6%
Australia — 4.8%
Aristocrat Leisure Ltd.	1,609,490	$8,915,545
G8 Education Ltd.	1,417,420	5,367,069
Ramsay Health Care Ltd.	183,150	8,438,864
Seek Ltd.	307,760	4,475,410
		27,196,888
Brazil — 0.7%
Estacio Participacoes SA	367,800	4,021,249
Canada — 8.0%
Calfrac Well Services Ltd.	121,990	1,301,511
CCL Industries, Inc., Class B	26,770	2,827,998
Dollarama, Inc.	204,920	9,601,761
Element Financial Corp.(1)	423,660	5,361,050
Gildan Activewear, Inc.	148,660	8,595,889
Linamar Corp.	235,230	13,831,977
Precision Drilling Corp.	635,830	4,125,805
		45,645,991
China — 4.8%
China Gas Holdings Ltd.	2,770,000	5,171,928
E-Commerce China Dangdang, Inc., A Shares ADR(1)	250,330	2,776,160
Haier Electronics Group Co. Ltd.	742,000	2,071,410
Shenzhou International Group Holdings Ltd.	1,635,000	5,439,283
Vipshop Holdings Ltd. ADR(1)	121,930	2,787,320
YY, Inc. ADR(1)	59,380	4,539,601
Zhuzhou CSR Times Electric Co. Ltd., H Shares	1,000,500	4,302,463
		27,088,165
Denmark — 5.7%
GN Store Nord A/S	513,390	10,964,995
Pandora A/S	202,510	17,970,956
Vestas Wind Systems A/S(1)	92,080	3,391,619
		32,327,570
France — 6.3%
Groupe Eurotunnel SA	657,940	8,504,311
Peugeot SA(1)	719,690	9,217,456
Teleperformance	152,210	10,627,260
Zodiac Aerospace	235,220	7,794,708
		36,143,735
Germany — 6.3%
Aareal Bank AG	160,750	7,020,947
Deutsche Annington Immobilien SE	195,940	6,309,100
KUKA AG	32,010	2,421,605
Morphosys AG(1)	60,520	5,957,827

10

	Shares	Value
Symrise AG	29,250	$1,748,168
United Internet AG	282,790	12,456,679
		35,914,326
Hong Kong — 1.8%
Melco Crown Entertainment Ltd. ADR	225,680	5,840,599
Tianhe Chemicals Group Ltd.(1)(2)	9,454,000	1,682,282
Xinyi Solar Holdings Ltd.	8,910,000	2,562,045
		10,084,926
India — 3.8%
Aurobindo Pharma Ltd.	204,840	3,600,833
Bharat Forge Ltd.	367,460	5,714,268
Hindustan Petroleum Corp. Ltd.	263,560	2,533,667
LIC Housing Finance Ltd.	727,440	4,951,586
Yes Bank Ltd.	441,610	5,052,309
		21,852,663
Indonesia — 1.2%
PT Jasa Marga	7,599,400	4,203,208
PT Matahari Department Store Tbk	2,083,200	2,560,472
		6,763,680
Ireland — 1.2%
Bank of Ireland(1)	16,914,690	6,940,749
Israel — 2.9%
Caesarstone Sdot-Yam Ltd.	174,510	10,819,620
Mellanox Technologies Ltd.(1)	134,580	5,739,837
		16,559,457
Italy — 0.6%
Banca Generali SpA	134,200	3,556,021
Japan — 17.6%
ABC-Mart, Inc.	24,900	1,250,086
Brother Industries Ltd.	209,600	3,916,041
Century Tokyo Leasing Corp.	111,300	2,751,678
Hikari Tsushin, Inc.	52,400	3,407,556
Japan Hotel REIT Investment Corp.	6,200	4,031,841
Kanamoto Co. Ltd.	87,600	2,848,301
Koito Manufacturing Co. Ltd.	71,600	2,246,641
Leopalace21 Corp.(1)	400,600	2,271,017
M3, Inc.	317,600	5,462,993
Mabuchi Motor Co. Ltd.	79,600	6,343,057
Minebea Co. Ltd.	407,000	5,097,999
Nabtesco Corp.	312,800	7,506,779
Obayashi Corp.	473,000	2,948,406
Ono Pharmaceutical Co. Ltd.	74,500	6,375,942
Orix JREIT, Inc.	1,610	2,235,000
Rinnai Corp.	39,400	2,927,246
Ryohin Keikaku Co. Ltd.	22,600	2,648,073
Seiko Epson Corp.	218,500	10,546,308
Sohgo Security Services Co. Ltd.	135,500	2,795,262

11

	Shares	Value
Sysmex Corp.	133,100	$5,717,980
Tadano Ltd.	176,000	2,570,728
TDK Corp.	94,900	5,715,664
Tokyo Steel Manufacturing Co. Ltd.	345,600	1,839,862
Yamaha Motor Co. Ltd.	315,500	6,705,189
		100,159,649
Mexico — 0.6%
Compartamos SAB de CV	512,270	1,089,451
Infraestructura Energetica Nova SAB de CV	436,340	2,561,245
		3,650,696
Netherlands — 0.6%
Randstad Holding NV	69,540	3,431,543
Norway — 0.7%
BW LPG Ltd.(2)	256,420	1,864,089
Hexagon Composites ASA	758,630	2,400,642
		4,264,731
Philippines — 1.0%
Universal Robina Corp.	1,283,630	5,577,023
South Africa — 1.1%
Mediclinic International Ltd.	297,380	2,526,512
Mr Price Group Ltd.	188,810	4,026,560
		6,553,072
South Korea — 1.1%
Hanssem Co. Ltd.	37,430	3,935,732
Orion Corp.	2,820	2,489,246
		6,424,978
Spain — 3.2%
Almirall SA(1)	236,970	4,089,886
Bankinter SA	575,660	5,158,803
Gamesa Corp. Tecnologica SA(1)	671,660	6,856,793
Melia Hotels International SA	218,070	2,223,505
		18,328,987
Sweden — 2.0%
Boliden AB	256,070	4,327,044
Husqvarna AB, B Shares	725,250	5,339,765
Tele2 AB, B Shares	128,250	1,660,626
		11,327,435
Switzerland — 5.7%
ams AG	163,370	6,061,386
Aryzta AG	85,450	6,818,313
Chocoladefabriken Lindt & Spruengli AG	1,400	7,051,798
Lonza Group AG	105,230	12,371,672
		32,303,169
Taiwan — 3.9%
Advanced Semiconductor Engineering, Inc.	4,884,000	5,925,978
Catcher Technology Co. Ltd.	350,000	2,963,083
Chailease Holding Co. Ltd.	2,085,000	5,356,087

12

	Shares	Value
Hermes Microvision, Inc.	169,041	$8,029,413
		22,274,561
United Kingdom — 13.0%
Ashtead Group plc	1,024,360	16,864,527
BTG plc(1)	283,460	3,573,109
Croda International plc	88,840	3,405,368
Dixons Carphone plc	1,951,920	12,905,987
Howden Joinery Group plc	338,160	2,065,813
London Stock Exchange Group plc	454,980	16,025,802
Persimmon plc	286,480	6,859,894
St. James's Place plc	993,110	12,316,826
		74,017,326
TOTAL COMMON STOCKS (Cost $498,494,644)		562,408,590
TEMPORARY CASH INVESTMENTS — 0.6%
Repurchase Agreement, Bank of America Merrill Lynch, (collateralized by various U.S. Treasury obligations, 0.875% - 1.50%, 6/30/16 - 12/31/16, valued at $2,315,058), in a joint trading account at 0.06%, dated 11/28/14, due 12/1/14 (Delivery value $2,268,527)		2,268,516
Repurchase Agreement, Credit Suisse First Boston, Inc., (collateralized by various U.S. Treasury obligations, 3.00%, 9/30/16, valued at $925,692), in a joint trading account at 0.02%, dated 11/28/14, due 12/1/14 (Delivery value $907,409)		907,407
TOTAL TEMPORARY CASH INVESTMENTS (Cost $3,175,923)		3,175,923
TOTAL INVESTMENT SECURITIES — 99.2% (Cost $501,670,567)		565,584,513
OTHER ASSETS AND LIABILITIES — 0.8%		4,534,660
TOTAL NET ASSETS — 100.0%		$570,119,173

MARKET SECTOR DIVERSIFICATION
(as a % of net assets)
Consumer Discretionary	28.4%
Industrials	18.4%
Financials	16.0%
Health Care	12.1%
Information Technology	12.0%
Materials	4.7%
Consumer Staples	3.8%
Energy	1.6%
Utilities	1.3%
Telecommunication Services	0.3%
Cash and Equivalents*	1.4%
*Includes temporary cash investments and other assets and liabilities.

NOTES TO SCHEDULE OF INVESTMENTS
ADR	-	American Depositary Receipt

(1)	Non-income producing.

(2)
Restricted security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be sold without restriction to qualified institutional investors and have been deemed liquid under policies approved by the Board of Directors. The aggregate value of these securities at the period end was $3,546,371, which represented 0.6% of total net assets.

See Notes to Financial Statements.

13

Statement of Assets and Liabilities

NOVEMBER 30, 2014
Assets
Investment securities, at value (cost of $501,670,567)	$565,584,513
Cash	2,096,908
Foreign currency holdings, at value (cost of $72,452)	68,518
Receivable for investments sold	3,202,216
Receivable for capital shares sold	124,338
Dividends and interest receivable	596,362
Other assets	122,188
571,795,043

Liabilities
Payable for investments purchased	577,351
Payable for capital shares redeemed	370,905
Accrued management fees	725,973
Distribution and service fees payable	1,641
1,675,870

Net Assets	$570,119,173

Net Assets Consist of:
Capital (par value and paid-in surplus)	$670,449,135
Distributions in excess of net investment income	(2,491,942)
Accumulated net realized loss	(161,646,715)
Net unrealized appreciation	63,808,695
$570,119,173

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$541,410,026	43,839,741	$12.35
Institutional Class, $0.01 Par Value	$22,303,777	1,783,896	$12.50
A Class, $0.01 Par Value	$5,576,135	463,649	$12.03*
C Class, $0.01 Par Value	$455,718	37,943	$12.01
R Class, $0.01 Par Value	$373,517	30,577	$12.22
*Maximum offering price $12.76 (net asset value divided by 0.9425).

See Notes to Financial Statements.

14

Statement of Operations

YEAR ENDED NOVEMBER 30, 2014
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $896,447)	$11,794,819
Interest	1,268
11,796,087

Expenses:
Management fees	9,874,300
Distribution and service fees:
A Class	11,898
C Class	4,506
R Class	2,101
Directors' fees and expenses	538,351
Other expenses	3,050
10,434,206

Net investment income (loss)	1,361,881

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	53,702,418
Foreign currency transactions	(370,113)
53,332,305

Change in net unrealized appreciation (depreciation) on:
Investments	(62,686,420)
Translation of assets and liabilities in foreign currencies	(45,422)
(62,731,842)

Net realized and unrealized gain (loss)	(9,399,537)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(8,037,656)

See Notes to Financial Statements.

15

Statement of Changes in Net Assets

YEARS ENDED NOVEMBER 30, 2014 AND NOVEMBER 30, 2013
Increase (Decrease) in Net Assets	November 30, 2014	November 30, 2013
Operations
Net investment income (loss)	$1,361,881	$249,567
Net realized gain (loss)	53,332,305	128,353,831
Change in net unrealized appreciation (depreciation)	(62,731,842)	25,999,876
Net increase (decrease) in net assets resulting from operations	(8,037,656)	154,603,274

Distributions to Shareholders
From net investment income:
Investor Class	(6,710,325)	(8,871,910)
Institutional Class	(445,178)	(778,029)
A Class	(31,274)	(41,551)
C Class	(1,497)	(566)
R Class	(1,905)	(3,285)
Decrease in net assets from distributions	(7,190,179)	(9,695,341)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	(66,706,975)	(127,252,463)

Redemption Fees
Increase in net assets from redemption fees	39,362	12,796

Net increase (decrease) in net assets	(81,895,448)	17,668,266

Net Assets
Beginning of period	652,014,621	634,346,355
End of period	$570,119,173	$652,014,621

Undistributed (distributions in excess of) net investment income	$(2,491,942)	$2,027,726

See Notes to Financial Statements.

16

Notes to Financial Statements

NOVEMBER 30, 2014

1. Organization

American Century World Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. International Discovery Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified as defined under the 1940 Act. The fund's investment objective is to seek capital growth.

The fund offers the Investor Class, the Institutional Class, the A Class, the C Class and the R Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class is made available to institutional shareholders or through financial intermediaries whose clients do not require the same level of shareholder and administrative services as shareholders of other classes. As a result, the Institutional Class is charged a lower unified management fee.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Fixed income securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors: trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the

17

fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

18

Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually. The fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code, in all events in a manner consistent with provisions of the 1940 Act.

Redemption Fees — The fund may impose a 2.00% redemption fee on shares held less than 60 days. The fee may not be applicable to all classes. The redemption fee is retained by the fund and helps cover transaction costs that long-term investors may bear when the fund sells securities to meet investor redemptions.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that have very similar investment teams and investment strategies (strategy assets). The annual management fee schedule ranges from 1.200% to 1.750% for the Investor Class, A Class, C Class and R Class. The annual management fee schedule ranges from 1.000% to 1.550% for the Institutional Class. The effective annual management fee for each class for the year ended November 30, 2014 was 1.53% for the Investor Class, A Class, C Class and R Class and 1.33% for the Institutional Class.

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended November 30, 2014 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. Fees and expenses incurred in conjunction with the directors during the year ended November 30, 2014 are detailed in the Statement of Operations. The impact of directors' fees and expenses (including legal counsel fees) to the ratio of operating expenses to average net assets was 0.08% for the year ended November 30, 2014. The fund’s officers do not receive compensation from the fund.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended November 30, 2014 were $860,781,278 and $933,975,092, respectively.

19

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended November 30, 2014		Year ended November 30, 2013
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	400,000,000		400,000,000
Sold	4,156,039	$55,774,195	1,547,181	$17,131,175
Issued in reinvestment of distributions	493,153	6,430,257	795,041	8,371,778
Redeemed	(9,653,900)	(126,648,667)	(11,283,868)	(122,824,641)
	(5,004,708)	(64,444,215)	(8,941,646)	(97,321,688)
Institutional Class/Shares Authorized	70,000,000		70,000,000
Sold	1,492,577	20,057,215	264,674	2,892,178
Issued in reinvestment of distributions	33,648	444,778	73,013	777,585
Redeemed	(1,868,085)	(25,112,803)	(2,993,465)	(33,838,869)
	(341,860)	(4,610,810)	(2,655,778)	(30,169,106)
A Class/Shares Authorized	10,000,000		10,000,000
Sold	251,885	3,206,500	145,076	1,601,685
Issued in reinvestment of distributions	2,425	31,274	3,872	39,768
Redeemed	(80,633)	(1,025,435)	(148,232)	(1,628,334)
	173,677	2,212,339	716	13,119
C Class/Shares Authorized	10,000,000		10,000,000
Sold	24,659	311,509	27,306	303,661
Issued in reinvestment of distributions	113	1,497	55	566
Redeemed	(14,404)	(177,537)	(9,219)	(97,824)
	10,368	135,469	18,142	206,403
R Class/Shares Authorized	10,000,000		10,000,000
Sold	9,628	127,326	2,569	28,230
Issued in reinvestment of distributions	141	1,905	315	3,285
Redeemed	(10,089)	(128,989)	(1,158)	(12,706)
	(320)	242	1,726	18,809
Net increase (decrease)	(5,162,843)	$(66,706,975)	(11,576,840)	$(127,252,463)

20

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks
China	$10,103,081	$16,985,084	—
Hong Kong	5,840,599	4,244,327	—
Israel	16,559,457	—	—
Other Countries	—	508,676,042	—
Temporary Cash Investments	—	3,175,923	—
	$32,503,137	$533,081,376	—

7. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions. Investing in emerging markets may accentuate these risks.

The fund invests in common stocks of small companies. Because of this, the fund may be subject to greater risk and market fluctuations than a fund investing in larger, more established companies.

The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

8. Federal Tax Information

The tax character of distributions paid during the years ended November 30, 2014 and November 30, 2013 were as follows:

	2014	2013
Distributions Paid From
Ordinary income	$7,190,179	$9,695,341
Long-term capital gains	—	—

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The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of November 30, 2014, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$507,164,320
Gross tax appreciation of investments	$76,486,569
Gross tax depreciation of investments	(18,066,376)
Net tax appreciation (depreciation) of investments	58,420,193
Net tax appreciation (depreciation) on translation of assets and liabilities in foreign currencies	(105,251)
Net tax appreciation (depreciation)	$58,314,942
Undistributed ordinary income	$1,163,672
Accumulated short-term capital losses	$(146,565,779)
Post-October capital loss deferral	$(13,242,797)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the realization to ordinary income for tax purposes of unrealized gains on investments in passive foreign investment companies.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. Capital loss carryovers expire in 2017.

Loss deferrals represent certain qualified losses that the fund has elected to treat as having been incurred in the following fiscal year for federal income tax purposes.

22

Financial Highlights

For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2014	$12.70	0.03	(0.24)	(0.21)	(0.14)	$12.35	(1.73)%	1.61%	0.20%	134%	$541,410
2013	$10.08	—(3)	2.79	2.79	(0.17)	$12.70	27.97%	1.56%	0.03%	157%	$620,359
2012	$9.22	0.04	0.82	0.86	—(3)	$10.08	9.23%	1.50%	0.42%	154%	$582,331
2011	$9.88	0.02	(0.68)	(0.66)	—	$9.22	(6.58)%	1.42%	0.14%	167%	$660,971
2010	$8.55	—(3)	1.35	1.35	(0.02)	$9.88	15.80%	1.43%	0.00%(4)	199%	$878,530
Institutional Class
2014	$12.86	0.06	(0.25)	(0.19)	(0.17)	$12.50	(1.55)%	1.41%	0.40%	134%	$22,304
2013	$10.20	0.05	2.80	2.85	(0.19)	$12.86	28.16%	1.36%	0.23%	157%	$27,341
2012	$9.34	0.05	0.83	0.88	(0.02)	$10.20	9.44%	1.30%	0.62%	154%	$48,794
2011	$9.99	0.03	(0.68)	(0.65)	—	$9.34	(6.41)%	1.22%	0.34%	167%	$97,063
2010	$8.66	0.02	1.36	1.38	(0.05)	$9.99	16.06%	1.23%	0.20%	199%	$97,167

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For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
A Class(5)
2014	$12.36	(0.01)	(0.22)	(0.23)	(0.10)	$12.03	(1.92)%	1.86%	(0.05)%	134%	$5,576
2013	$9.81	(0.03)	2.72	2.69	(0.14)	$12.36	27.69%	1.81%	(0.22)%	157%	$3,585
2012	$9.00	0.01	0.80	0.81	—	$9.81	8.88%	1.75%	0.17%	154%	$2,838
2011	$9.67	(0.02)	(0.65)	(0.67)	—	$9.00	(6.83)%	1.67%	(0.11)%	167%	$3,182
2010	$8.37	(0.02)	1.32	1.30	—	$9.67	15.53%	1.68%	(0.25)%	199%	$4,814
C Class
2014	$12.39	(0.10)	(0.23)	(0.33)	(0.05)	$12.01	(2.74)%	2.61%	(0.80)%	134%	$456
2013	$9.83	(0.14)	2.76	2.62	(0.06)	$12.39	26.75%	2.56%	(0.97)%	157%	$342
2012	$9.08	(0.05)	0.80	0.75	—	$9.83	8.14%	2.50%	(0.58)%	154%	$93
2011	$9.82	(0.07)	(0.67)	(0.74)	—	$9.08	(7.43)%	2.42%	(0.86)%	167%	$87
2010(6)	$8.50	(0.05)	1.37	1.32	—	$9.82	15.53%	2.43%(7)	(0.77)%(7)	199%(8)	$77
R Class
2014	$12.55	(0.05)	(0.22)	(0.27)	(0.06)	$12.22	(2.19)%	2.11%	(0.30)%	134%	$374
2013	$9.96	(0.06)	2.76	2.70	(0.11)	$12.55	27.35%	2.06%	(0.47)%	157%	$388
2012	$9.15	—(3)	0.81	0.81	—	$9.96	8.73%	2.00%	(0.08)%	154%	$290
2011	$9.86	(0.04)	(0.67)	(0.71)	—	$9.15	(7.10)%	1.92%	(0.36)%	167%	$27
2010(6)	$8.50	(0.01)	1.37	1.36	—	$9.86	16.00%	1.93%(7)	(0.16)%(7)	199%(8)	$29

Notes to Financial Highlights

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(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	Per-share amount was less than $0.005.

(4)	Ratio was less than 0.005%.

(5)	Prior to March 1, 2010, the A Class was referred to as the Advisor Class.

(6)	March 1, 2010 (commencement of sale) through November 30, 2010.

(7)	Annualized.

(8)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended November 30, 2010.

See Notes to Financial Statements.

25

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of
American Century World Mutual Funds, Inc.:
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of International Discovery Fund (the “Fund”), one of the funds constituting American Century World Mutual Funds, Inc., as of November 30, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2014, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of International Discovery Fund of American Century World Mutual Funds, Inc. as of November 30, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Kansas City, Missouri
January 16, 2015

26

Management
The Board of Directors
The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.

Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). Mr. Fink is treated as an “interested person” because of his recent employment with ACC and American Century Services, LLC (ACS). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and ACS, and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.

The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas A. Brown (1940)	Director	Since 1980	Managing Member, Associated Investments, LLC (real estate investment company); Brown Cascade Properties, LLC (real estate investment company) (2001 to 2009)	73	None
Andrea C. Hall (1945)	Director	Since 1997	Retired	73	None
Jan M. Lewis (1957)	Director	Since 2011	Retired; President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization) (2006 to 2013)	73	None
James A. Olson (1942)	Director and Chairman of the Board	Since 2007 (Chairman since 2014)	Member, Plaza Belmont LLC (private equity fund manager)	73	Saia, Inc. (2002 to 2012) and EPR Properties (2003 to 2013)

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Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
M. Jeannine Strandjord (1945)	Director	Since 1994	Retired	73	Euronet Worldwide Inc.; MGP Ingredients, Inc.; Charming Shoppes, Inc. (2006 to 2010); and DST Systems Inc. (1996 to 2012)
John R. Whitten (1946)	Director	Since 2008	Retired	73	Rudolph Technologies, Inc.
Stephen E. Yates (1948)	Director	Since 2012	Retired; Executive Vice President, Technology & Operations, KeyCorp. (computer services) (2004 to 2010)	73	Applied Industrial Technologies, Inc. (2001 to 2010)
Interested Directors
Barry Fink (1955)	Director	Since 2012	Retired; Executive Vice President, ACC (September 2007 to February 2013); President, ACS (October 2007 to February 2013); Chief Operating Officer, ACC (September 2007 to November 2012)	73	None
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	118	BioMed Valley Discoveries, Inc.

The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

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Officers
The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (March 2014 to present); Chief Compliance Officer, ACIM (February 2014 to present); Chief Compliance Officer, ACIS (October 2009 to present); Vice President, Client Interactions and Marketing, ACIS (February 2013 to January 2014); Director, Client Interactions and Marketing, ACIS (June 2007 to January 2013). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

29

Approval of Management Agreement

At a meeting held on June 18, 2014, the Fund’s Board of Directors unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors (the “Directors”), including a majority of the independent Directors, each year.

Prior to its consideration of the renewal of the management agreement, the Board requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continuous basis and the information received was supplemental to the extensive information that the Board and its committees receive and consider throughout the year.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided by the Advisor to the Fund;

•	the wide range of other programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

•	the Fund’s investment performance compared to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	the cost of owning the Fund compared to the cost of owning similar funds;

•	the Advisor’s compliance policies, procedures, and regulatory experience;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	possible economies of scale associated with the Advisor’s management of the Fund and other accounts under its management;

•	the services provided and charges to other investment management clients of the Advisor;

•	acquired fund fees and expenses; and

•	any collateral benefits derived by the Advisor from the management of the Fund.

In keeping with its practice, the Board held two in-person meetings and one telephonic meeting to review and discuss the information provided. The independent Directors also had the benefit of the advice of their independent counsel throughout the process.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel, and evaluated such information for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

30

Nature, Extent and Quality of Services — Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that under the management agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services (except the independent Directors’ counsel)

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution (except Rule 12b-1 plans)

The Board noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review detailed performance information during the management agreement approval process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was above its benchmark for the one-, three-, five-, and ten-year periods reviewed by the Board. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor. The Board

31

found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund (pre- and post-distribution), its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. The financial information regarding the Advisor is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s independent directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of its peers. The unified fee charged to shareholders of the Fund was above the median of the total expense ratios of the Fund’s peer expense universe and was within the range of its peer expense group. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

32

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions and concluded that this research is likely to benefit Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded, however, that the assets of those other clients are not material to the analysis and, where applicable, may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors, taking into account all of the factors discussed above and the information provided by the Advisor and others, concluded that the management agreement between the Fund and the Advisor is fair and reasonable in light of the services provided and should be renewed.

33

Additional Information

Retirement Account Information
As required by law, distributions you receive from certain IRAs are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
Distributions you receive from 403(b), 457 and qualified plans are subject to special tax and withholding rules. Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution. If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies
A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on the "About Us" page of American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

34

Other Tax Information
The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended November 30, 2014.

For the fiscal year ended November 30, 2014, the fund intends to pass through to shareholders $896,447, or up to the maximum amount allowable, as a foreign tax credit which represents taxes paid on income derived from sources within foreign countries or possessions of the United States. During the fiscal year ended November 30, 2014, the fund earned $12,529,812 from income derived from foreign sources. Foreign source income and foreign tax expense per outstanding share on November 30, 2014 are $0.2715 and $0.0194, respectively.

35

Notes

36

Contact Us	americancentury.com
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American Century World Mutual Funds, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2015 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-84132 1501

ANNUAL REPORT	NOVEMBER 30, 2014

International Growth Fund

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Dear Investor:

Thank you for reviewing this annual report for the 12 months ended November 30, 2014. It provides investment performance and portfolio information for the reporting period, plus longer-term historical performance data.

Annual reports remain important vehicles for conveying information about fund returns, including market and economic factors that affected performance during the reporting period. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Jonathan Thomas

Favorable Fiscal Year for U.S. Investments, While Non-U.S. Lagged

“Global divergence” between the U.S. and the rest of the world emerged as a prevalent theme during the reporting period. As 2014 approached its conclusion, the U.S. appeared to be on a different economic and monetary policy track than most other nations. This theme covered not only the stronger economic growth enjoyed by the U.S. compared with the rest of the world, but also the related contrast between the U.S. Federal Reserve’s unwinding of monetary stimulus versus the continuation and expansion of monetary stimulus by most other central banks.

Global divergence could also generally describe the broad difference between investment returns for U.S. and non-U.S. markets. The perceived strength, safe-haven qualities, and higher yields of U.S. investments attracted global demand. For the reporting period, the S&P 500 Index, the Barclays U.S. Aggregate Bond Index, and the U.S. Dollar Index returned 16.86%, 5.27%, and 9.34%, respectively. By contrast, for U.S. investors unhedged for currency exposure (the dollar’s strength reduced the returns of non-dollar-denominated securities when they were converted to dollars), the MSCI EAFE Index, the MSCI Emerging Markets Index, and the Barclays Global Aggregate Bond Index (ex-USD, unhedged) returned -0.02%, 1.06%, and -2.53%, respectively.

We expect global divergence in economic growth and monetary policies to continue well into 2015, aligned with expectations that the Federal Reserve might finally start raising short-term U.S. interest rates. However, global economic weakness (reflected in recent commodity price declines) and low inflation might delay the rate hikes until the second half of 2015. In this environment, we continue to believe in a disciplined, diversified, long-term investment approach, using professionally managed stock and bond portfolios to meet financial goals. We appreciate your continued trust in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Performance

Total Returns as of November 30, 2014
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	TWIEX	0.80%	8.54%	6.51%	8.02%	5/9/91
MSCI EAFE Index	—	-0.02%	6.38%	5.25%	5.56%(1)	—
MSCI EAFE Growth Index	—	0.65%	7.36%	5.72%	4.35%(1)	—
Institutional Class	TGRIX	0.91%	8.73%	6.71%	6.08%	11/20/97
A Class(2)	TWGAX					10/2/96
No sales charge*		0.49%	8.26%	6.24%	6.44%
With sales charge*		-5.32%	7.00%	5.62%	6.10%
C Class	AIWCX	-0.29%	7.44%	5.44%	3.57%	6/4/01
R Class	ATGRX	0.25%	7.99%	5.98%	7.43%	8/29/03
R6 Class	ATGDX	1.10%	—	—	7.76%	7/26/13

*
Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1)	Since April 30, 1991, the date nearest the Investor Class’s inception for which data are available.

(2)	Prior to December 3, 2007, the A Class was referred to as the Advisor Class and did not have a front-end sales charge. Performance has been adjusted to reflect this charge.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

3

Growth of $10,000 Over 10 Years
$10,000 investment made November 30, 2004
Performance for other share classes will vary due to differences in fee structure.

Value on November 30, 2014
Investor Class — $18,794

MSCI EAFE Index — $16,684

MSCI EAFE Growth Index — $17,444

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	C Class	R Class	R6 Class
1.22%	1.02%	1.47%	2.22%	1.72%	0.87%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

4

Portfolio Commentary

Portfolio Manager: Raj Gandhi

As of May 1, Alex Tedder left the fund's management team.

Performance Summary

International Growth advanced 0.80%* for the 12 months ended November 30, 2014. The portfolio’s benchmark, the MSCI EAFE Index, declined -0.02% for the same period.

Non-U.S. stocks generally struggled during the 12-month period, as geopolitical risks and sluggish global growth triggered uncertainty and market volatility. As the period unfolded, global growth decoupled, with the U.S. leading the way. Stronger relative growth in the U.S. led to a divergence in central bank policy, with the U.S. Federal Reserve scaling back its stimulus efforts as other leading central banks, including the European Central Bank (ECB) and the Bank of Japan (BOJ), maintained aggressive programs in response to weakening growth and low inflation. In Europe, growth stalled during the period, and concerns about deflation prompted the ECB to slash its key interest rates and initiate a selective bond-buying program. In Japan, growth weakened following an April 1 hike in the nation’s consumption tax, and late in the period the nation slipped into another recession. The BOJ responded with additional monetary easing, and the government postponed the next scheduled hike in the nation’s consumption tax. Diverging central bank policies also helped trigger a strong U.S. dollar rally, which served to further reduce non-U.S. stock returns for U.S.-based investors. The dollar’s relative strength, combined with mounting global supply/demand imbalances, also caused commodities prices (particularly oil) to weaken.

Meanwhile, political unrest also contributed to the challenging investment backdrop. In particular, the ongoing Russia-Ukraine conflict, mounting turmoil throughout the Middle East, and pro-democracy protests in Hong Kong pressured non-U.S. stocks.

Early in the period, investors generally favored value stocks over growth stocks. But this sentiment changed as the period progressed. Fundamentals returned to focus and investors reacted to company-specific events, providing a boost to the growth-oriented stocks the fund favors. Overall, the fund outperformed its benchmark during the period, primarily due to positioning in the information technology, consumer discretionary, and health care sectors. Regionally, an out-of-benchmark position in emerging markets (particularly China), which outpaced non-U.S. developed market stocks during the period, aided relative performance. Stock selection in the U.K. and Denmark, along with an overweight position in Denmark, also contributed to the fund’s outperformance.

Jewelry Retailer Was a Top Contributor

Within the top-performing consumer discretionary sector, the luxury goods industry was a leading contributor. An overweight position in Denmark’s Pandora drove the fund’s performance in that industry and was among the fund’s top overall performers. The jewelry and charm maker and retailer advanced on strong earnings, favorable exposure to U.S. consumers and the improving U.S. economy, expanding store presence (especially in new markets such as China), and successful new product launches.

In addition, within the top-performing U.K. market, an overweight position in Ashtead Group, a construction equipment rental firm, was among the fund’s top contributors. The company benefited

*
All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund's benchmark, other share classes may not. See page 3 for returns for all share classes.

5

from strong underlying demand and pricing trends, particularly in its key U.S. market. Late in the period, Ashtead said it expected full-year results to exceed previous projections, driving additional stock gains.

In the health care sector, an overweight position in Shire, a U.K.-based pharmaceutical firm, was a leading contributor to fund performance. Shire’s stock price advanced as the company received—and ultimately rejected—a takeover offer from U.S.-based AbbVie.

Financials Sector Was Main Laggard

Stock selection in the financials, telecommunication services, and utilities sectors, along with underweight positions in telecommunication services and utilities, detracted from relative performance. Regionally, positioning in France, Spain, and Hong Kong weighed on relative results.

An overweight position in Weir Group, a U.K.-based provider of products and services for the minerals, oil and gas, power, and industrial markets, was a main performance detractor, declining primarily due to plunging oil prices. Late in the period, we reduced the fund’s position in Weir Group on concerns about declining capital spending budgets and a reduction in drilling activity.

Similarly, an overweight position in the U.K.’s BG Group, an oil and natural gas producer, was among the fund’s largest detractors. The company’s stock price weakened along with the decline in oil prices.

Within the financials sector, an overweight position in Japan’s ORIX Corp., a diversified financial services company, was a prominent detractor. Early in the period, as the perception grew that Japan’s economy would fade rapidly after the April 1 consumption tax increase, Japan-based stocks broadly sold off—especially within the financials sector.

Outlook

Despite the uncertainties in Europe, we continue to find companies that meet our criteria of demonstrating improving, sustainable growth. Specifically, we remain focused on European-based companies with exposure to the strengthening U.S. economy and those benefiting from company-specific or secular growth stories. We are maintaining a slight underweight position in Japan, favoring companies that can take advantage of a weak yen and firms advancing due to strong secular growth trends. The emerging markets continue to contend with slowing growth and persistent inflationary pressures. We remain selective, focusing on companies we believe are demonstrating sustainable fundamental improvements. We also favor emerging market companies benefiting from strong secular trends, such as the growing demand for internet services in China.

6

Fund Characteristics

NOVEMBER 30, 2014
Top Ten Holdings	% of net assets
Roche Holding AG	3.0%
Nestle SA	2.0%
Novartis AG	2.0%
Pandora A/S	2.0%
Bayer AG	1.8%
Nidec Corp.	1.8%
ASML Holding NV	1.8%
Ashtead Group plc	1.8%
Associated British Foods plc	1.7%
Keyence Corp.	1.7%

Types of Investments in Portfolio	% of net assets
Foreign Common Stocks	98.5%
Temporary Cash Investments	0.9%
Other Assets and Liabilities	0.6%

Investments by Country	% of net assets
United Kingdom	22.4%
Japan	18.0%
Switzerland	10.9%
France	6.4%
Netherlands	5.8%
China	4.3%
Denmark	4.3%
Germany	4.2%
Australia	2.8%
India	2.7%
Italy	2.5%
Sweden	2.5%
Spain	2.3%
Belgium	2.2%
Other Countries	7.2%
Cash and Equivalents*	1.5%
*Includes temporary cash investments and other assets and liabilities.

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from June 1, 2014 to November 30, 2014.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

	Beginning Account Value 6/1/14	Ending Account Value 11/30/14	Expenses Paid During Period(1)6/1/14 - 11/30/14	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$977.40	$5.80	1.17%
Institutional Class	$1,000	$978.00	$4.81	0.97%
A Class	$1,000	$975.40	$7.03	1.42%
C Class	$1,000	$971.30	$10.72	2.17%
R Class	$1,000	$974.20	$8.26	1.67%
R6 Class	$1,000	$978.70	$4.07	0.82%
Hypothetical
Investor Class	$1,000	$1,019.20	$5.92	1.17%
Institutional Class	$1,000	$1,020.21	$4.91	0.97%
A Class	$1,000	$1,017.95	$7.18	1.42%
C Class	$1,000	$1,014.19	$10.96	2.17%
R Class	$1,000	$1,016.70	$8.44	1.67%
R6 Class	$1,000	$1,020.96	$4.15	0.82%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

9

Schedule of Investments

NOVEMBER 30, 2014

	Shares	Value
COMMON STOCKS — 98.5%
Australia — 2.8%
BHP Billiton Ltd.	332,802	$8,755,965
Commonwealth Bank of Australia	258,436	17,750,589
CSL Ltd.	400,764	28,157,209
		54,663,763
Belgium — 2.2%
Anheuser-Busch InBev NV	237,122	27,851,473
KBC Groep NV(1)	259,410	14,837,916
		42,689,389
Brazil — 0.6%
Kroton Educacional SA	1,748,900	12,088,325
China — 4.3%
Alibaba Group Holding Ltd. ADR(1)	102,366	11,428,140
Baidu, Inc. ADR(1)	102,788	25,194,367
Ctrip.com International Ltd. ADR(1)	194,410	10,513,693
Haier Electronics Group Co. Ltd.	4,113,000	11,482,086
Tencent Holdings Ltd.	1,180,300	18,872,016
Vipshop Holdings Ltd. ADR(1)	359,600	8,220,456
		85,710,758
Denmark — 4.3%
Coloplast A/S, B Shares	154,973	13,428,732
GN Store Nord A/S	880,696	18,809,925
Novo Nordisk A/S, B Shares	303,406	13,837,508
Pandora A/S	444,492	39,444,700
		85,520,865
France — 6.4%
Accor SA	377,030	17,784,611
Carrefour SA	380,097	12,026,113
Cie Generale d'Optique Essilor International SA	115,145	12,928,889
Schneider Electric SE	250,385	20,423,986
Total SA	399,760	22,363,702
Valeo SA	124,998	15,379,678
Zodiac Aerospace	766,362	25,395,662
		126,302,641
Germany — 4.2%
Bayer AG	241,125	36,264,065
Continental AG	59,841	12,590,053
Daimler AG	224,885	18,959,137
Wirecard AG	378,251	16,052,576
		83,865,831
Hong Kong — 0.7%
Galaxy Entertainment Group Ltd.	1,927,000	13,156,849

10

	Shares	Value
India — 2.7%
ICICI Bank Ltd. ADR	431,740	$25,425,169
Tata Consultancy Services Ltd.	409,440	17,438,561
Tata Motors Ltd. ADR	243,448	11,115,836
		53,979,566
Indonesia — 0.7%
PT Bank Mandiri (Persero) Tbk	16,448,400	14,185,465
Ireland — 1.7%
Bank of Ireland(1)	50,267,038	20,626,503
Ryanair Holdings plc ADR(1)	203,421	12,793,147
		33,419,650
Italy — 2.5%
Intesa Sanpaolo SpA	4,983,220	15,354,643
Luxottica Group SpA	388,181	20,755,400
UniCredit SpA	1,947,097	14,393,547
		50,503,590
Japan — 18.0%
Daikin Industries Ltd.	311,000	20,630,291
Daito Trust Construction Co. Ltd.	153,100	17,281,220
FANUC Corp.	63,500	10,708,588
Fuji Heavy Industries Ltd.	822,600	29,920,286
Japan Tobacco, Inc.	337,429	10,808,017
Keyence Corp.	71,700	33,109,498
Komatsu Ltd.	498,900	11,813,233
Kubota Corp.	1,189,000	18,578,907
Mizuho Financial Group, Inc.	7,177,700	12,364,399
Murata Manufacturing Co. Ltd.	174,900	18,894,769
Nidec Corp.	543,800	36,059,416
Nitori Holdings Co. Ltd.	201,000	11,140,799
Ono Pharmaceutical Co. Ltd.	134,600	11,519,488
ORIX Corp.	1,627,500	21,461,915
Panasonic Corp.	1,562,600	20,171,710
Rakuten, Inc.	1,254,604	16,898,554
Seven & I Holdings Co. Ltd.	441,500	16,465,832
Suzuki Motor Corp.	737,400	23,290,075
Unicharm Corp.	651,000	14,899,271
		356,016,268
Mexico — 1.0%
Cemex SAB de CV ADR(1)	1,659,322	20,758,118
Netherlands — 5.8%
Akzo Nobel NV	323,885	22,375,948
ASML Holding NV	336,813	35,569,548
Boskalis Westminster NV	285,401	16,014,046
ING Groep NV CVA(1)	1,715,832	25,133,237
NXP Semiconductor NV(1)	195,850	15,239,088
		114,331,867

11

	Shares	Value
Norway — 0.7%
Statoil ASA	734,269	$13,868,054
Russia — 0.7%
Magnit PJSC GDR	254,822	14,741,453
Spain — 2.3%
Bankia SA(1)	14,260,028	25,001,603
Inditex SA	676,250	19,689,279
		44,690,882
Sweden — 2.5%
Electrolux AB	697,750	20,736,319
Skandinaviska Enskilda Banken AB, A Shares	2,218,612	29,307,559
		50,043,878
Switzerland — 10.9%
Adecco SA	356,509	25,034,034
Credit Suisse Group AG	626,680	16,746,057
Givaudan SA	11,767	20,970,529
Nestle SA	539,114	40,478,883
Novartis AG	411,588	39,827,662
Roche Holding AG	197,434	59,133,143
Sika AG	3,824	14,555,935
		216,746,243
Taiwan — 0.8%
Taiwan Semiconductor Manufacturing Co. Ltd. ADR	652,451	15,313,025
Turkey — 0.3%
BIM Birlesik Magazalar AS	232,438	5,169,009
United Kingdom — 22.4%
Ashtead Group plc	2,132,495	35,108,281
Associated British Foods plc	678,165	33,929,171
Barclays plc	3,243,300	12,419,381
BG Group plc	1,313,841	18,474,077
BT Group plc	2,665,648	17,079,667
Bunzl plc	518,120	14,454,156
Burberry Group plc	826,039	21,289,499
Carnival plc	419,440	18,475,657
International Consolidated Airlines Group SA(1)	3,115,381	22,262,975
Intertek Group plc	326,850	11,921,100
Johnson Matthey plc	472,403	24,542,332
Prudential plc	1,004,590	24,290,740
Reckitt Benckiser Group plc	368,756	30,268,629
Rio Tinto plc	667,140	31,184,018
Royal Bank of Scotland Group plc(1)	4,639,094	28,644,479
Shire plc	303,780	21,623,159
Smith & Nephew plc	1,132,791	19,640,553
St. James's Place plc	1,451,711	18,004,523
Weir Group plc (The)	487,670	14,290,250
Whitbread plc	367,584	26,336,999
		444,239,646
TOTAL COMMON STOCKS (Cost $1,606,034,121)		1,952,005,135

12

	Shares	Value
TEMPORARY CASH INVESTMENTS — 0.9%
State Street Institutional Liquid Reserves Fund, Premier Class (Cost $18,264,039)	18,264,039	$18,264,039
TOTAL INVESTMENT SECURITIES — 99.4% (Cost $1,624,298,160)		1,970,269,174
OTHER ASSETS AND LIABILITIES — 0.6%		11,811,815
TOTAL NET ASSETS — 100.0%		$1,982,080,989

MARKET SECTOR DIVERSIFICATION
(as a % of net assets)
Consumer Discretionary	20.1%
Financials	17.9%
Industrials	14.8%
Health Care	13.9%
Information Technology	10.6%
Consumer Staples	10.3%
Materials	7.3%
Energy	2.7%
Telecommunication Services	0.9%
Cash and Equivalents*	1.5%
*Includes temporary cash investments and other assets and liabilities.

NOTES TO SCHEDULE OF INVESTMENTS
ADR	-	American Depositary Receipt
CVA	-	Certificaten Van Aandelen
GDR	-	Global Depositary Receipt
PJSC	-	Public Joint Stock Company

(1)	Non-income producing.

See Notes to Financial Statements.

13

Statement of Assets and Liabilities

NOVEMBER 30, 2014
Assets
Investment securities, at value (cost of $1,624,298,160)	$1,970,269,174
Foreign currency holdings, at value (cost of $501,819)	488,363
Receivable for investments sold	8,046,228
Receivable for capital shares sold	959,050
Dividends and interest receivable	4,446,312
Other assets	419,874
1,984,629,001

Liabilities
Disbursements in excess of demand deposit cash	88,210
Payable for capital shares redeemed	446,398
Accrued management fees	1,844,325
Distribution and service fees payable	70,064
Accrued foreign taxes	99,015
2,548,012

Net Assets	$1,982,080,989

Net Assets Consist of:
Capital (par value and paid-in surplus)	$1,531,441,924
Distributions in excess of net investment income	(4,073,477)
Undistributed net realized gain	109,202,457
Net unrealized appreciation	345,510,085
$1,982,080,989

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$1,521,654,776	113,593,734	$13.40
Institutional Class, $0.01 Par Value	$138,527,458	10,391,503	$13.33
A Class, $0.01 Par Value	$301,164,065	22,345,513	$13.48*
C Class, $0.01 Par Value	$10,128,772	766,011	$13.22
R Class, $0.01 Par Value	$2,194,568	161,478	$13.59
R6 Class, $0.01 Par Value	$8,411,350	630,725	$13.34
*Maximum offering price $14.30 (net asset value divided by 0.9425).

See Notes to Financial Statements.

14

Statement of Operations

YEAR ENDED NOVEMBER 30, 2014
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $4,084,012)	$38,850,897
Interest	2,749
38,853,646

Expenses:
Management fees	23,360,952
Distribution and service fees:
A Class	737,270
C Class	90,681
R Class	11,294
Directors' fees and expenses	29,379
Other expenses	11,167
24,240,743

Net investment income (loss)	14,612,903

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions (Note 4) (net of foreign tax expenses paid (refunded) of $(36,996))	131,149,447
Foreign currency transactions	(310,810)
130,838,637

Change in net unrealized appreciation (depreciation) on:
Investments (includes (increase) decrease in accrued foreign taxes of $187,918)	(133,074,024)
Translation of assets and liabilities in foreign currencies	(733,348)
(133,807,372)

Net realized and unrealized gain (loss)	(2,968,735)

Net Increase (Decrease) in Net Assets Resulting from Operations	$11,644,168

 See Notes to Financial Statements.

15

Statement of Changes in Net Assets

YEARS ENDED NOVEMBER 30, 2014 AND NOVEMBER 30, 2013
Increase (Decrease) in Net Assets	November 30, 2014	November 30, 2013
Operations
Net investment income (loss)	$14,612,903	$14,701,721
Net realized gain (loss)	130,838,637	239,243,421
Change in net unrealized appreciation (depreciation)	(133,807,372)	131,287,150
Net increase (decrease) in net assets resulting from operations	11,644,168	385,232,292

Distributions to Shareholders
From net investment income:
Investor Class	(21,533,562)	(20,623,148)
Institutional Class	(3,156,132)	(2,775,151)
A Class	(3,096,954)	(2,541,575)
C Class	(18,143)	(22,786)
R Class	(18,382)	(23,701)
R6 Class	(93,071)	—
From net realized gains:
Investor Class	(30,554,844)	—
Institutional Class	(3,774,435)	—
A Class	(5,446,175)	—
C Class	(105,404)	—
R Class	(45,597)	—
R6 Class	(103,783)	—
Decrease in net assets from distributions	(67,946,482)	(25,986,361)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	73,104,964	(6,050,779)

Redemption Fees
Increase in net assets from redemption fees	145,637	47,633

Net increase (decrease) in net assets	16,948,287	353,242,785

Net Assets
Beginning of period	1,965,132,702	1,611,889,917
End of period	$1,982,080,989	$1,965,132,702

Undistributed (distributions in excess of) net investment income	$(4,073,477)	$8,304,100

See Notes to Financial Statements.

16

Notes to Financial Statements

NOVEMBER 30, 2014

1. Organization

American Century World Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. International Growth Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified as defined under the 1940 Act. The fund's investment objective is to seek capital growth.

The fund offers the Investor Class, the Institutional Class, the A Class, the C Class, the R Class and the R6 Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class and R6 Class shareholders do not require the same level of shareholder and administrative services from American Century Investment Management, Inc. (ACIM) (the investment advisor) as shareholders of other classes. In addition, financial intermediaries do not receive any service, distribution or administrative fees for the R6 Class. As a result, the Institutional Class and R6 Class are charged lower unified management fees. Sale of the R6 Class commenced on July 26, 2013.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Fixed income securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors: trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation

17

with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes. Certain countries impose taxes on realized gains on the sale of securities registered in their country. The fund records the foreign tax expense, if any, on an accrual basis. The foreign tax expense on realized gains and unrealized appreciation reduces the net realized gain (loss) on investment transactions and net unrealized appreciation (depreciation) on investments, respectively.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that ACIM has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

18

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually. The fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code, in all events in a manner consistent with provisions of the 1940 Act.

Redemption Fees — The fund may impose a 2.00% redemption fee on shares held less than 60 days. The fee may not be applicable to all classes. The redemption fee is retained by the fund and helps cover transaction costs that long-term investors may bear when the fund sells securities to meet investor redemptions.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. Various funds issued by American Century Asset Allocation Portfolios, Inc. and American Century Strategic Asset Allocations, Inc. own, in aggregate, 20% of the shares of the fund.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that have very similar investment teams and investment strategies (strategy assets). The strategy assets of the fund also include the assets of NT International Growth Fund, one fund in a series issued by the corporation. The annual management fee schedule ranges from 1.050% to 1.500% for the Investor Class, A Class, C Class and R Class. The annual management fee schedule ranges from 0.850% to 1.300% for the Institutional Class and 0.700% to 1.150% for the R6 Class. The effective annual management fee for each class for the year ended November 30, 2014 was 1.18% for the Investor Class, A Class, C Class and R Class, 0.98% for the Institutional Class and 0.83% for the R6 Class.

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended November 30, 2014 are detailed in the Statement of Operations.

19

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. Fees and expenses incurred in conjunction with the directors during the year ended November 30, 2014 are detailed in the Statement of Operations. The fund’s officers do not receive compensation from the fund.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended November 30, 2014 were $1,513,955,735 and $1,515,850,668, respectively.

For the year ended November 30, 2014, the fund incurred net realized gains of $1,950,934 from redemptions in kind. A redemption in kind occurs when a fund delivers securities from its portfolio in lieu of cash as payment to a redeeming shareholder.

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended November 30, 2014		Year ended November 30, 2013(1)
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	550,000,000		550,000,000
Sold	15,958,940	$214,636,628	9,610,155	$118,472,050
Issued in reinvestment of distributions	3,844,330	50,247,092	1,715,577	19,900,407
Redeemed	(15,010,781)	(201,716,361)	(15,013,406)	(184,392,231)
	4,792,489	63,167,359	(3,687,674)	(46,019,774)
Institutional Class/Shares Authorized	150,000,000		150,000,000
Sold	5,817,010	77,728,868	3,140,110	38,258,142
Issued in reinvestment of distributions	529,316	6,878,135	237,368	2,753,024
Redeemed	(9,456,471)	(124,255,176)	(2,376,498)	(29,848,228)
	(3,110,145)	(39,648,173)	1,000,980	11,162,938
A Class/Shares Authorized	150,000,000		150,000,000
Sold	6,088,353	82,628,637	5,245,205	65,703,449
Issued in reinvestment of distributions	637,839	8,406,322	215,947	2,503,930
Redeemed	(3,720,450)	(50,381,712)	(3,642,714)	(45,205,498)
	3,005,742	40,653,247	1,818,438	23,001,881
C Class/Shares Authorized	10,000,000		10,000,000
Sold	530,078	7,096,533	163,034	2,125,390
Issued in reinvestment of distributions	7,339	95,427	1,715	19,472
Redeemed	(129,287)	(1,686,417)	(31,039)	(379,874)
	408,130	5,505,543	133,710	1,764,988
R Class/Shares Authorized	5,000,000		5,000,000
Sold	54,480	746,769	34,725	433,114
Issued in reinvestment of distributions	4,285	57,002	1,862	21,632
Redeemed	(59,850)	(810,122)	(72,251)	(914,494)
	(1,085)	(6,351)	(35,664)	(459,748)
R6 Class/Shares Authorized	50,000,000		50,000,000
Sold	299,887	3,963,299	384,473	4,698,936
Issued in reinvestment of distributions	15,166	196,854	—	—
Redeemed	(53,864)	(726,814)	(14,937)	(200,000)
	261,189	3,433,339	369,536	4,498,936
Net increase (decrease)	5,356,320	$73,104,964	(400,674)	$(6,050,779)

(1)	July 26, 2013 (commencement of sale) through November 30, 2013 for the R6 Class.

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6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks
China	$55,356,656	$30,354,102	—
India	36,541,005	17,438,561	—
Ireland	12,793,147	20,626,503	—
Mexico	20,758,118	—	—
Netherlands	15,239,088	99,092,779	—
Taiwan	15,313,025	—	—
Other Countries	—	1,628,492,151	—
Temporary Cash Investments	18,264,039	—	—
	$174,265,078	$1,796,004,096	—

7. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions. Investing in emerging markets may accentuate these risks.

8. Federal Tax Information

On December 16, 2014, the fund declared and paid a per-share distribution from net realized gains to shareholders of record on December 15, 2014 of $0.7724 for the Investor Class, Institutional Class, A Class, C Class, R Class and R6 Class.

On December 16, 2014, the fund declared and paid the following per-share distributions from net investment income to shareholders of record on December 15, 2014:

Investor Class	Institutional Class	A Class	C Class	R Class	R6 Class
$0.0817	$0.1015	$0.0568	—	$0.0320	$0.1164

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The tax character of distributions paid during the years ended November 30, 2014 and November 30, 2013 were as follows:

	2014	2013
Distributions Paid From
Ordinary income	$27,916,244	$25,986,361
Long-term capital gains	$40,030,238	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of November 30, 2014, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$1,642,228,050
Gross tax appreciation of investments	$368,686,748
Gross tax depreciation of investments	(40,645,624)
Net tax appreciation (depreciation) of investments	328,041,124
Net tax appreciation (depreciation) on translation of assets and liabilities in foreign currencies	(460,638)
Net tax appreciation (depreciation)	$327,580,486
Undistributed ordinary income	$6,138,736
Accumulated long-term gains	$116,919,843

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the realization to ordinary income for tax purposes of unrealized gains on investments in passive foreign investment companies.

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Financial Highlights

For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2014	$13.78	0.10	—(3)	0.10	(0.20)	(0.28)	(0.48)	$13.40	0.80%	1.18%	0.74%	75%	$1,521,655
2013	$11.27	0.11	2.58	2.69	(0.18)	—	(0.18)	$13.78	24.22%	1.22%	0.84%	110%	$1,499,623
2012	$9.90	0.15	1.33	1.48	(0.11)	—	(0.11)	$11.27	15.10%	1.29%	1.41%	106%	$1,268,251
2011	$10.30	0.10	(0.35)	(0.25)	(0.15)	—	(0.15)	$9.90	(2.57)%	1.32%	0.95%	125%	$1,189,245
2010	$9.75	0.09	0.61	0.70	(0.15)	—	(0.15)	$10.30	7.28%	1.35%	0.87%	130%	$1,320,906
Institutional Class
2014	$13.73	0.14	(0.03)	0.11	(0.23)	(0.28)	(0.51)	$13.33	0.91%	0.98%	0.94%	75%	$138,527
2013	$11.24	0.13	2.58	2.71	(0.22)	—	(0.22)	$13.73	24.54%	1.02%	1.04%	110%	$185,325
2012	$9.89	0.17	1.33	1.50	(0.15)	—	(0.15)	$11.24	15.28%	1.09%	1.61%	106%	$140,446
2011	$10.30	0.12	(0.33)	(0.21)	(0.20)	—	(0.20)	$9.89	(2.27)%	1.12%	1.15%	125%	$113,741
2010	$9.78	0.10	0.61	0.71	(0.19)	—	(0.19)	$10.30	7.38%	1.15%	1.07%	130%	$98,610

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For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
A Class
2014	$13.86	0.07	(0.01)	0.06	(0.16)	(0.28)	(0.44)	$13.48	0.49%	1.43%	0.49%	75%	$301,164
2013	$11.33	0.07	2.61	2.68	(0.15)	—	(0.15)	$13.86	23.98%	1.47%	0.59%	110%	$267,979
2012	$9.92	0.12	1.35	1.47	(0.06)	—	(0.06)	$11.33	14.80%	1.54%	1.16%	106%	$198,434
2011	$10.29	0.08	(0.35)	(0.27)	(0.10)	—	(0.10)	$9.92	(2.76)%	1.57%	0.70%	125%	$172,901
2010	$9.72	0.06	0.61	0.67	(0.10)	—	(0.10)	$10.29	6.98%	1.60%	0.62%	130%	$183,990
C Class
2014	$13.58	(0.03)	(0.02)	(0.05)	(0.03)	(0.28)	(0.31)	$13.22	(0.29)%	2.18%	(0.26)%	75%	$10,129
2013	$11.14	(0.03)	2.57	2.54	(0.10)	—	(0.10)	$13.58	23.00%	2.22%	(0.16)%	110%	$4,859
2012	$9.77	0.04	1.33	1.37	—	—	—	$11.14	14.02%	2.29%	0.41%	106%	$2,497
2011	$10.13	—(3)	(0.36)	(0.36)	—	—	—	$9.77	(3.55)%	2.32%	(0.05)%	125%	$2,725
2010	$9.54	(0.01)	0.60	0.59	—	—	—	$10.13	6.18%	2.35%	(0.13)%	130%	$2,691

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For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
R Class
2014	$13.96	0.03	(0.01)	0.02	(0.11)	(0.28)	(0.39)	$13.59	0.25%	1.68%	0.24%	75%	$2,195
2013	$11.41	0.05	2.62	2.67	(0.12)	—	(0.12)	$13.96	23.59%	1.72%	0.34%	110%	$2,270
2012	$9.97	0.10	1.35	1.45	(0.01)	—	(0.01)	$11.41	14.56%	1.79%	0.91%	106%	$2,262
2011	$10.32	0.05	(0.36)	(0.31)	(0.04)	—	(0.04)	$9.97	(3.05)%	1.82%	0.45%	125%	$3,222
2010	$9.72	0.03	0.62	0.65	(0.05)	—	(0.05)	$10.32	6.75%	1.85%	0.37%	130%	$4,381
R6 Class
2014	$13.74	0.13	—(3)	0.13	(0.25)	(0.28)	(0.53)	$13.34	1.10%	0.83%	1.09%	75%	$8,411
2013(4)	$12.56	0.01	1.17	1.18	—	—	—	$13.74	9.39%	0.85%(5)	0.20%(5)	110%(6)	$5,076

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	Per-share amount was less than $0.005.

(4)	July 26, 2013 (commencement of sale) through November 30, 2013.

(5)	Annualized.

(6)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended November 30, 2013.

See Notes to Financial Statements.

25

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of
American Century World Mutual Funds, Inc.:
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of International Growth Fund (the “Fund”), one of the funds constituting American Century World Mutual Funds, Inc., as of November 30, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2014, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of International Growth Fund of American Century World Mutual Funds, Inc. as of November 30, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Kansas City, Missouri
January 16, 2015

26

Management
The Board of Directors
The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.

Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). Mr. Fink is treated as an “interested person” because of his recent employment with ACC and American Century Services, LLC (ACS). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and ACS, and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.

The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas A. Brown (1940)	Director	Since 1980	Managing Member, Associated Investments, LLC (real estate investment company); Brown Cascade Properties, LLC (real estate investment company) (2001 to 2009)	73	None
Andrea C. Hall (1945)	Director	Since 1997	Retired	73	None
Jan M. Lewis (1957)	Director	Since 2011	Retired; President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization) (2006 to 2013)	73	None
James A. Olson (1942)	Director and Chairman of the Board	Since 2007 (Chairman since 2014)	Member, Plaza Belmont LLC (private equity fund manager)	73	Saia, Inc. (2002 to 2012) and EPR Properties (2003 to 2013)

27

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
M. Jeannine Strandjord (1945)	Director	Since 1994	Retired	73	Euronet Worldwide Inc.; MGP Ingredients, Inc.; Charming Shoppes, Inc. (2006 to 2010); and DST Systems Inc. (1996 to 2012)
John R. Whitten (1946)	Director	Since 2008	Retired	73	Rudolph Technologies, Inc.
Stephen E. Yates (1948)	Director	Since 2012	Retired; Executive Vice President, Technology & Operations, KeyCorp. (computer services) (2004 to 2010)	73	Applied Industrial Technologies, Inc. (2001 to 2010)
Interested Directors
Barry Fink (1955)	Director	Since 2012	Retired; Executive Vice President, ACC (September 2007 to February 2013); President, ACS (October 2007 to February 2013); Chief Operating Officer, ACC (September 2007 to November 2012)	73	None
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	118	BioMed Valley Discoveries, Inc.

The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

28

Officers
The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (March 2014 to present); Chief Compliance Officer, ACIM (February 2014 to present); Chief Compliance Officer, ACIS (October 2009 to present); Vice President, Client Interactions and Marketing, ACIS (February 2013 to January 2014); Director, Client Interactions and Marketing, ACIS (June 2007 to January 2013). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

29

Approval of Management Agreement

At a meeting held on June 18, 2014, the Fund’s Board of Directors unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors (the “Directors”), including a majority of the independent Directors, each year.

Prior to its consideration of the renewal of the management agreement, the Board requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continuous basis and the information received was supplemental to the extensive information that the Board and its committees receive and consider throughout the year.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided by the Advisor to the Fund;

•	the wide range of other programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

•	the Fund’s investment performance compared to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	the cost of owning the Fund compared to the cost of owning similar funds;

•	the Advisor’s compliance policies, procedures, and regulatory experience;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	possible economies of scale associated with the Advisor’s management of the Fund and other accounts under its management;

•	the services provided and charges to other investment management clients of the Advisor;

•	acquired fund fees and expenses; and

•	any collateral benefits derived by the Advisor from the management of the Fund.

In keeping with its practice, the Board held two in-person meetings and one telephonic meeting to review and discuss the information provided. The independent Directors also had the benefit of the advice of their independent counsel throughout the process.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel, and evaluated such information for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

30

Nature, Extent and Quality of Services — Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that under the management agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services (except the independent Directors’ counsel)

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution (except Rule 12b-1 plans)

The Board noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review detailed performance information during the management agreement approval process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was above its benchmark for the one-, three-, five-, and ten-year periods reviewed by the Board. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor. The Board

31

found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund (pre- and post-distribution), its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. The financial information regarding the Advisor is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s independent directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of its peers. The unified fee charged to shareholders of the Fund was slightly above the median of the total expense ratios of the Fund’s peer expense universe and was within the range of its peer expense group. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

32

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions and concluded that this research is likely to benefit Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded, however, that the assets of those other clients are not material to the analysis and, where applicable, may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors, taking into account all of the factors discussed above and the information provided by the Advisor and others, concluded that the management agreement between the Fund and the Advisor is fair and reasonable in light of the services provided and should be renewed.

33

Additional Information

Retirement Account Information
As required by law, distributions you receive from certain IRAs are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
Distributions you receive from 403(b), 457 and qualified plans are subject to special tax and withholding rules. Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution. If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies
A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on the "About Us" page of American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

34

Other Tax Information
The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended November 30, 2014.

The fund hereby designates $40,030,238, or up to the maximum amount allowable, as long-term capital gain distributions for the fiscal year ended November 30, 2014.

For the fiscal year ended November 30, 2014, the fund intends to pass through to shareholders $4,084,012, or up to the maximum amount allowable, as a foreign tax credit which represents taxes paid on income derived from sources within foreign countries or possessions of the United States. During the fiscal year ended November 30, 2014, the fund earned $42,409,602 from income derived from foreign sources. Foreign source income and foreign tax expense per outstanding share on November 30, 2014 are $0.2868 and $0.0276, respectively.

35

Notes

36

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century World Mutual Funds, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2015 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-84128 1501

ANNUAL REPORT	NOVEMBER 30, 2014

International Opportunities Fund

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Dear Investor:

Thank you for reviewing this annual report for the 12 months ended November 30, 2014. It provides investment performance and portfolio information for the reporting period, plus longer-term historical performance data.

Annual reports remain important vehicles for conveying information about fund returns, including market and economic factors that affected performance during the reporting period. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Jonathan Thomas

Favorable Fiscal Year for U.S. Investments, While Non-U.S. Lagged

“Global divergence” between the U.S. and the rest of the world emerged as a prevalent theme during the reporting period. As 2014 approached its conclusion, the U.S. appeared to be on a different economic and monetary policy track than most other nations. This theme covered not only the stronger economic growth enjoyed by the U.S. compared with the rest of the world, but also the related contrast between the U.S. Federal Reserve’s unwinding of monetary stimulus versus the continuation and expansion of monetary stimulus by most other central banks.

Global divergence could also generally describe the broad difference between investment returns for U.S. and non-U.S. markets. The perceived strength, safe-haven qualities, and higher yields of U.S. investments attracted global demand. For the reporting period, the S&P 500 Index, the Barclays U.S. Aggregate Bond Index, and the U.S. Dollar Index returned 16.86%, 5.27%, and 9.34%, respectively. By contrast, for U.S. investors unhedged for currency exposure (the dollar’s strength reduced the returns of non-dollar-denominated securities when they were converted to dollars), the MSCI EAFE Index, the MSCI Emerging Markets Index, and the Barclays Global Aggregate Bond Index (ex-USD, unhedged) returned -0.02%, 1.06%, and -2.53%, respectively.

We expect global divergence in economic growth and monetary policies to continue well into 2015, aligned with expectations that the Federal Reserve might finally start raising short-term U.S. interest rates. However, global economic weakness (reflected in recent commodity price declines) and low inflation might delay the rate hikes until the second half of 2015. In this environment, we continue to believe in a disciplined, diversified, long-term investment approach, using professionally managed stock and bond portfolios to meet financial goals. We appreciate your continued trust in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Performance

Total Returns as of November 30, 2014
Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	AIOIX	-2.77%(1)	10.96%(1)	9.44%(1)	12.30%	6/1/01
MSCI All Country World ex-U.S. Small Cap Growth Index	—	-0.73%	7.73%	7.04%	7.48%	—
Institutional Class	ACIOX	-2.58%(1)	11.19%(1)	9.66%(1)	14.68%(1)	1/9/03
A Class	AIVOX					3/1/10
No sales charge*		-3.06%(1)	—	—	10.96%(1)
With sales charge*		-8.64%(1)	—	—	9.57%(1)
C Class	AIOCX	-3.75%(1)	—	—	10.17%(1)	3/1/10
R Class	AIORX	-3.15%(1)	—	—	10.72%(1)	3/1/10
* Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1)	Returns would have been lower if a portion of the management fee had not been waived.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

3

Growth of $10,000 Over 10 Years
$10,000 investment made November 30, 2004
Performance for other share classes will vary due to differences in fee structure.

Value on November 30, 2014
Investor Class — $24,660*

MSCI All Country World ex-U.S. Small Cap Growth Index — $19,762

*Ending value would have been lower if a portion of the management fee had not been waived.

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	C Class	R Class
1.80%	1.60%	2.05%	2.80%	2.30%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

4

Portfolio Commentary

Portfolio Managers: Trevor Gurwich and Federico Laffan

As of September 30, 2014, Mark Kopinski and Indraneel Das left the fund’s management team, and Federico Laffan, who was a senior investment analyst on the Emerging Markets Equity team, was promoted to portfolio manager.

Performance Summary

International Opportunities declined -2.77%* for the 12 months ended November 30, 2014. The portfolio’s benchmark, the MSCI All Country World ex-U.S. Small Cap Growth Index, declined -0.73% for the same period.

Non-U.S. stocks generally struggled during the 12-month period, as geopolitical risks and sluggish global growth triggered uncertainty and market volatility. As the period unfolded, global growth decoupled, with the U.S. leading the way. Stronger relative growth in the U.S. led to a divergence in central bank policy, with the U.S. Federal Reserve scaling back its stimulus efforts as other leading central banks, including the European Central Bank (ECB) and the Bank of Japan (BOJ), maintained aggressive programs in response to weakening growth and low inflation. In Europe, growth stalled during the period, and concerns about deflation prompted the ECB to slash its key interest rates and initiate a selective bond-buying program. In Japan, growth weakened following an April 1 hike in the nation’s consumption tax, and late in the period the nation slipped into another recession. The BOJ responded with additional monetary easing, and the government postponed the next scheduled hike in the nation’s consumption tax. Diverging central bank policies also helped trigger a strong U.S. dollar rally, which served to further reduce non-U.S. stock returns for U.S.-based investors. The dollar’s relative strength, combined with mounting global supply/demand imbalances, also caused commodities prices (particularly oil) to weaken.

Meanwhile, political unrest also contributed to the challenging investment backdrop. In particular, the ongoing Russia-Ukraine conflict, mounting turmoil throughout the Middle East, and pro-democracy protests in Hong Kong pressured non-U.S. stocks.

Overall, emerging market stocks outpaced their developed market counterparts, and within the non-U.S. small cap universe, growth stocks generally outperformed value stocks. Within the fund, stock selection primarily accounted for the underperformance versus the benchmark, particularly within the industrials and financials. An underweight position in telecommunication services also detracted. From a regional perspective, positioning in the U.K., Hong Kong, and Spain weighed on the fund’s relative performance.

Internet-Related Companies Detracted

In the U.K., an overweight position in Blinkx, a video content portal, was among the portfolio’s largest detractors. The company’s stock declined early in the period on negative publicity about the company and its industry. We didn't see a path to positive news flow or significant public efforts by company management to defend its business practices, so we exited the position.

In addition, an overweight position in Japan’s F@N Communications, an internet marketing company, was a main detractor. The stock was weak on lower-than-expected earnings, which were triggered by unexpected costs associated with transitioning to new data servers. We exited the position.

* All fund returns referenced in this commentary are for Investor Class shares. Returns would have been lower if a portion of the management fee had not been waived. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund's benchmark, other share classes may not. See page 3 for returns for all share classes.

5

An overweight position in Norway’s BW LPG, an oil and gas shipping company focused mainly on the transportation of liquefied petroleum gas, also was among the largest detractors. The company’s stock declined due to falling oil and gas prices. We nevertheless remain optimistic toward the company, expecting growing demand and better pricing as the U.S. and other markets increase their exports of refined gas products.

Stocks in Switzerland, India Were Top Performers

Our stock selection efforts in Switzerland, India, and South Korea, along with overweight positions relative to the benchmark in each country, contributed favorably to the fund’s relative performance. In terms of sector exposure, stock selection contributed to performance in the consumer discretionary, information technology, and materials sectors.

An overweight position in India’s Bharat Forge, a steel forge company serving the auto, power, construction, and other industries, was among the fund’s largest individual contributors. The company continued to benefit from industry upgrades, a favorable long-term outlook, and robust demand from the U.S. and Europe.

In addition, an overweight position in Switzerland’s Leonteq, a financial services firm offering derivative platforms and custom payout products, was a leading contributor to performance. The company’s stock advanced after Leonteq announced it had signed on new customers and increased its distribution strength.

An overweight position in Japan’s Seiko Epson also was among the top contributors to performance. The printer maker’s stock price benefited from strong sales of the company’s large-drum printer. In particular, the company’s pricing model, which features a higher price for the unit and lower ongoing costs for ink, has been popular in the emerging markets.

Outlook

Despite the uncertainties in Europe, we continue to rely on our bottom-up stock selection to find companies we believe are demonstrating improving, sustainable growth. Specifically, we remain focused on European-based companies with exposure to the strengthening U.S. economy and those benefiting from company-specific or secular growth stories. In Japan, we favor companies we believe can take advantage of a weak yen and firms advancing due to strong secular growth trends, particularly in the industrials sector. We remain selective in the emerging markets, focusing on companies that benefit from specific trends, such as growing demand for internet services, ecommerce, and logistics in China.

6

Fund Characteristics

NOVEMBER 30, 2014
Top Ten Holdings	% of net assets
Wirecard AG	2.4%
Royal UNIBREW A/S	2.2%
CCL Industries, Inc., Class B	2.0%
Caesarstone Sdot-Yam Ltd.	2.0%
Chailease Holding Co. Ltd.	2.0%
Bellway plc	1.9%
Leonteq AG	1.9%
Teleperformance	1.9%
PAX Global Technology Ltd.	1.8%
Element Financial Corp.	1.7%

Types of Investments in Portfolio	% of net assets
Foreign Common Stocks	99.2%
Exchange-Traded Funds	0.4%
Total Equity Exposure	99.6%
Other Assets and Liabilities	0.4%

Investments by Country	% of net assets
Japan	19.0%
United Kingdom	9.6%
Germany	9.1%
Canada	8.9%
China	8.0%
France	5.5%
Australia	5.0%
Taiwan	4.3%
Switzerland	4.0%
Denmark	3.9%
India	2.9%
Sweden	2.8%
Spain	2.7%
Israel	2.6%
Italy	2.2%
Other Countries	8.7%
Exchange-Traded Funds	0.4%
Other Assets and Liabilities	0.4%

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from June 1, 2014 to November 30, 2014.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

	Beginning Account Value 6/1/14	Ending Account Value 11/30/14	Expenses Paid During Period(1) 6/1/14 – 11/30/14	Annualized Expense Ratio(1)
Actual
Investor Class (after waiver)	$1,000	$926.30	$7.53	1.56%
Investor Class (before waiver)	$1,000	$926.30(2)	$8.50	1.76%
Institutional Class (after waiver)	$1,000	$928.00	$6.57	1.36%
Institutional Class (before waiver)	$1,000	$928.00(2)	$7.54	1.56%
A Class (after waiver)	$1,000	$925.00	$8.73	1.81%
A Class (before waiver)	$1,000	$925.00(2)	$9.70	2.01%
C Class (after waiver)	$1,000	$921.90	$12.33	2.56%
C Class (before waiver)	$1,000	$921.90(2)	$13.30	2.76%
R Class (after waiver)	$1,000	$924.80	$9.94	2.06%
R Class (before waiver)	$1,000	$924.80(2)	$10.90	2.26%
Hypothetical
Investor Class (after waiver)	$1,000	$1,017.25	$7.89	1.56%
Investor Class (before waiver)	$1,000	$1,016.24	$8.90	1.76%
Institutional Class (after waiver)	$1,000	$1,018.25	$6.88	1.36%
Institutional Class (before waiver)	$1,000	$1,017.25	$7.89	1.56%
A Class (after waiver)	$1,000	$1,015.99	$9.15	1.81%
A Class (before waiver)	$1,000	$1,014.99	$10.15	2.01%
C Class (after waiver)	$1,000	$1,012.23	$12.91	2.56%
C Class (before waiver)	$1,000	$1,011.23	$13.92	2.76%
R Class (after waiver)	$1,000	$1,014.74	$10.40	2.06%
R Class (before waiver)	$1,000	$1,013.74	$11.41	2.26%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

(2)	Ending account value assumes the return earned after waiver and would have been lower if a portion of the management fee had not been waived.

9

Schedule of Investments

NOVEMBER 30, 2014

	Shares	Value
COMMON STOCKS — 99.2%
Australia — 5.0%
Aristocrat Leisure Ltd.	288,410	$1,597,607
G8 Education Ltd.	494,100	1,870,912
Magellan Financial Group Ltd.	120,300	1,467,890
Slater & Gordon Ltd.	442,260	2,321,889
		7,258,298
Brazil — 1.4%
GAEC Educacao SA	133,900	1,955,591
Canada — 8.9%
ATS Automation Tooling Systems, Inc.(1)	62,240	785,416
CCL Industries, Inc., Class B	27,034	2,855,887
Descartes Systems Group, Inc. (The)(1)	80,910	1,222,672
Element Financial Corp.(1)	194,270	2,458,318
FirstService Corp.	46,190	2,451,079
Linamar Corp.	15,190	893,201
Raging River Exploration, Inc.(1)	139,220	756,062
Stantec, Inc.	47,600	1,382,003
		12,804,638
China — 8.0%
Jumei International Holding Ltd. ADR(1)	9,245	171,033
Lijun International Pharmaceutical Holding Co. Ltd.	4,332,000	1,999,750
Ozner Water International Holding Ltd.(1)(2)	3,476,000	1,909,385
PAX Global Technology Ltd.(1)	2,358,000	2,593,564
Sinotrans Ltd., H Shares	3,173,000	2,393,482
Sunac China Holdings Ltd.	813,000	755,840
TCL Communication Technology Holdings Ltd.	818,000	795,296
YY, Inc. ADR(1)	12,040	920,458
		11,538,808
Denmark — 3.9%
GN Store Nord A/S	73,940	1,579,212
Pandora A/S	9,260	821,742
Royal UNIBREW A/S(1)	18,410	3,168,993
		5,569,947
France — 5.5%
APERAM SA(1)	56,590	1,813,354
Criteo SA ADR(1)	24,660	995,771
Eurofins Scientific	3,040	737,873
Gaztransport Et Technigaz	12,960	686,020
Korian-Medica	28,110	1,027,280
Teleperformance	38,920	2,717,384
		7,977,682

10

	Shares	Value
Germany — 9.1%
Aareal Bank AG	45,940	$2,006,484
Aurelius AG	20,680	767,579
CTS Eventim AG & Co. KGaA	47,990	1,485,564
Grand City Properties SA(1)	40,250	576,563
Jungheinrich AG Preference Shares	6,850	410,976
Morphosys AG(1)	15,620	1,537,694
Stroeer Media SE	28,180	799,623
Symrise AG	33,450	1,999,187
Wirecard AG	81,820	3,472,355
		13,056,025
Hong Kong — 1.5%
Paradise Entertainment Ltd.	2,172,000	1,257,507
Xinyi Solar Holdings Ltd.	3,118,000	896,572
		2,154,079
India — 2.9%
Apollo Tyres Ltd.	241,570	889,124
Bharat Forge Ltd.	98,200	1,527,081
IndusInd Bank Ltd.	95,420	1,153,943
Oberoi Realty Ltd.	138,650	589,857
		4,160,005
Indonesia — 0.8%
PT Matahari Department Store Tbk	972,700	1,195,551
Israel — 2.6%
Caesarstone Sdot-Yam Ltd.	45,990	2,851,380
Frutarom Industries Ltd.	6,915	178,352
Mellanox Technologies Ltd.(1)	16,970	723,770
		3,753,502
Italy — 2.2%
Banca Generali SpA	58,710	1,555,693
Interpump Group SpA	117,670	1,610,948
		3,166,641
Japan — 19.0%
Aica Kogyo Co. Ltd.	50,200	1,026,708
Aida Engineering Ltd.	40,200	361,653
Asahi Intecc Co. Ltd.	15,100	742,821
Daifuku Co. Ltd.	70,800	749,061
Fancl Corp.	80,200	992,409
Hoshizaki Electric Co. Ltd.	32,200	1,654,551
Hulic Reit, Inc.	500	766,963
Iriso Electronics Co. Ltd.	7,000	370,299
Japan Aviation Electronics Industry Ltd.	59,000	1,314,535
Kanamoto Co. Ltd.	42,600	1,385,132
Kureha Corp.	159,000	778,158
M3, Inc.	78,400	1,348,547
Maeda Corp.	154,000	1,119,505
Nifco, Inc.	24,700	843,689

11

	Shares	Value
Nihon Kohden Corp.	42,500	$2,137,261
Nihon M&A Center, Inc.	48,700	1,489,121
NS Solutions Corp.	34,800	916,059
Ryohin Keikaku Co. Ltd.	11,800	1,382,622
Sanwa Holdings Corp.	272,800	1,923,376
SCSK Corp.	36,900	938,702
Seiko Epson Corp.	28,000	1,351,472
Seria Co. Ltd.	28,000	1,044,855
Sohgo Security Services Co. Ltd.	32,300	666,324
Zenkoku Hosho Co. Ltd.	71,800	2,150,099
		27,453,922
Malaysia — 1.0%
7-Eleven Malaysia Holdings Bhd(1)	1,513,600	724,917
My EG Services Bhd	601,700	756,016
		1,480,933
Norway — 0.7%
BW LPG Ltd.(2)	104,140	757,063
Hoegh LNG Holdings Ltd.(1)	25,770	305,804
		1,062,867
Philippines — 0.5%
D&L Industries, Inc.	2,208,400	776,051
South Korea — 1.9%
Cosmax, Inc.(1)	4,010	369,168
Hanssem Co. Ltd.	13,010	1,367,990
Hotel Shilla Co. Ltd.	3,410	275,459
Naturalendo Tech Co. Ltd.(1)	16,360	789,982
		2,802,599
Spain — 2.7%
Almirall SA(1)	21,470	370,552
Gamesa Corp. Tecnologica SA(1)	231,010	2,358,318
Melia Hotels International SA	111,610	1,138,008
		3,866,878
Sweden — 2.8%
Avanza Bank Holding AB	22,760	741,721
Cloetta AB, B Shares(1)	171,620	499,447
Haldex AB	129,970	1,612,304
Hexpol AB	13,130	1,155,130
		4,008,602
Switzerland — 4.0%
ams AG	42,570	1,579,441
Leonteq AG	11,060	2,735,669
Straumann Holding AG	5,660	1,464,424
		5,779,534
Taiwan — 4.3%
AirTAC International Group	83,000	749,608
Chailease Holding Co. Ltd.	1,096,900	2,817,790

12

	Shares	Value
Chicony Electronics Co. Ltd.	129,000	$350,975
Eclat Textile Co. Ltd.	76,000	757,606
Poya Co. Ltd.	96,000	724,323
TPK Holding Co. Ltd.	125,000	803,781
		6,204,083
Thailand — 0.9%
Supalai PCL	1,556,300	1,279,735
United Kingdom — 9.6%
Bellway plc	93,570	2,753,585
Bodycote plc	98,180	984,553
BTG plc(1)	113,360	1,428,941
Domino's Pizza Group plc	97,390	1,057,256
Grafton Group plc	68,550	687,422
Halfords Group plc	94,710	707,139
Hikma Pharmaceuticals plc	49,430	1,514,081
Poundland Group plc(1)	143,550	704,066
Restaurant Group plc (The)	100,890	1,024,336
Rightmove plc	11,280	384,630
Stock Spirits Group plc	275,140	1,085,166
Telecity Group plc	115,620	1,465,556
		13,796,731
TOTAL COMMON STOCKS (Cost $125,995,166)		143,102,702
EXCHANGE-TRADED FUNDS — 0.4%
Market Vectors Junior Gold Miners ETF(1) (Cost $722,176)	24,510	616,426
TOTAL INVESTMENT SECURITIES — 99.6% (Cost $126,717,342)		143,719,128
OTHER ASSETS AND LIABILITIES — 0.4%		584,379
TOTAL NET ASSETS — 100.0%		$144,303,507

MARKET SECTOR DIVERSIFICATION
(as a % of net assets)
Consumer Discretionary	22.8%
Industrials	18.1%
Financials	16.8%
Information Technology	14.9%
Health Care	11.5%
Materials	8.5%
Consumer Staples	4.9%
Energy	1.7%
Exchange-Traded Funds	0.4%
Other Assets and Liabilities	0.4%

13

NOTES TO SCHEDULE OF INVESTMENTS
ADR	-	American Depositary Receipt

(1)	Non-income producing.

(2)
Restricted security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be sold without restriction to qualified institutional investors and have been deemed liquid under policies approved by the Board of Directors. The aggregate value of these securities at the period end was $2,666,448, which represented 1.8% of total net assets.

See Notes to Financial Statements.

14

Statement of Assets and Liabilities

NOVEMBER 30, 2014
Assets
Investment securities, at value (cost of $126,717,342)	$143,719,128
Cash	24,178
Foreign currency holdings, at value (cost of $29,279)	27,929
Receivable for investments sold	1,622,656
Receivable for capital shares sold	11,996
Dividends and interest receivable	188,683
Other assets	32,482
145,627,052

Liabilities
Payable for investments purchased	823,678
Payable for capital shares redeemed	166,398
Accrued management fees	187,498
Distribution and service fees payable	3,788
Accrued foreign taxes	142,183
1,323,545

Net Assets	$144,303,507

Net Assets Consist of:
Capital (par value and paid-in surplus)	$123,488,681
Distributions in excess of net investment income	(51,024)
Undistributed net realized gain	4,035,942
Net unrealized appreciation	16,829,908
$144,303,507

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$123,834,769	13,879,116	$8.92
Institutional Class, $0.01 Par Value	$4,490,755	497,958	$9.02
A Class, $0.01 Par Value	$14,682,667	1,652,574	$8.88*
C Class, $0.01 Par Value	$712,640	81,638	$8.73
R Class, $0.01 Par Value	$582,676	65,876	$8.85
*Maximum offering price $9.42 (net asset value divided by 0.9425).

See Notes to Financial Statements.

15

Statement of Operations

YEAR ENDED NOVEMBER 30, 2014
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $242,201)	$2,625,919
Interest	156
2,626,075

Expenses:
Management fees	2,752,248
Distribution and service fees:
A Class	30,703
C Class	6,811
R Class	3,128
Directors' fees and expenses	2,968
Other expenses	1,700
2,797,558
Fees waived	(316,008)
2,481,550

Net investment income (loss)	144,525

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions (net of foreign tax expenses paid (refunded) of $13,867)	9,686,584
Foreign currency transactions	(106,997)
9,579,587

Change in net unrealized appreciation (depreciation) on:
Investments (includes (increase) decrease in accrued foreign taxes of $(136,690))	(14,455,132)
Translation of assets and liabilities in foreign currencies	(14,815)
(14,469,947)

Net realized and unrealized gain (loss)	(4,890,360)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(4,745,835)

 See Notes to Financial Statements.

16

Statement of Changes in Net Assets

YEARS ENDED NOVEMBER 30, 2014 AND NOVEMBER 30, 2013
Increase (Decrease) in Net Assets	November 30, 2014	November 30, 2013
Operations
Net investment income (loss)	$144,525	$(60,956)
Net realized gain (loss)	9,579,587	19,677,913
Change in net unrealized appreciation (depreciation)	(14,469,947)	12,865,378
Net increase (decrease) in net assets resulting from operations	(4,745,835)	32,482,335

Distributions to Shareholders
From net investment income:
Investor Class	(420,466)	(1,124,548)
Institutional Class	(13,066)	(576)
A Class	(24,247)	(18,389)
R Class	(931)	(2,420)
Decrease in net assets from distributions	(458,710)	(1,145,933)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	1,336,793	15,147,764

Redemption Fees
Increase in net assets from redemption fees	15,927	18,160

Net increase (decrease) in net assets	(3,851,825)	46,502,326

Net Assets
Beginning of period	148,155,332	101,653,006
End of period	$144,303,507	$148,155,332

Distributions in excess of net investment income	$(51,024)	$(200,398)

 See Notes to Financial Statements.

17

Notes to Financial Statements

NOVEMBER 30, 2014

1. Organization

American Century World Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. International Opportunities Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified as defined under the 1940 Act. The fund's investment objective is to seek capital growth.

The fund offers the Investor Class, the Institutional Class, the A Class, the C Class and the R Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class is made available to institutional shareholders or through financial intermediaries whose clients do not require the same level of shareholder and administrative services as shareholders of other classes. As a result, the Institutional Class is charged a lower unified management fee.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Fixed income securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors: trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been

18

declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes. Certain countries impose taxes on realized gains on the sale of securities registered in their country. The fund records the foreign tax expense, if any, on an accrual basis. The foreign tax expense on realized gains and unrealized appreciation reduces the net realized gain (loss) on investment transactions and net unrealized appreciation (depreciation) on investments, respectively.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

19

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually. The fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code, in all events in a manner consistent with provisions of the 1940 Act.

Redemption Fees — The fund may impose a 2.00% redemption fee on shares held less than 60 days. The fee may not be applicable to all classes. The redemption fee is retained by the fund and helps cover transaction costs that long-term investors may bear when the fund sells securities to meet investor redemptions.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that have very similar investment teams and investment strategies (strategy assets). The annual management fee schedule ranges from 1.400% to 2.000% for the Investor Class, A Class, C Class and R Class. The annual management fee schedule ranges from 1.200% to 1.800% for the Institutional Class. During the year ended November 30, 2014, the investment advisor voluntarily agreed to waive 0.200% of its management fee. The investment advisor expects the fee waiver to continue through March 31, 2015, and cannot terminate it without the approval of the Board of Directors. The total amount of the waiver for each class for the year ended November 30, 2014 was $280,919, $7,914, $24,562, $1,362 and $1,251 for the Investor Class, Institutional Class, A Class, C Class and R Class, respectively. The effective annual management fee before waiver for each class for the year ended November 30, 2014 was 1.75% for the Investor Class, A Class, C Class and R Class and 1.55% for the Institutional Class. The effective annual management fee after waiver for each class for the year ended November 30, 2014 was 1.55% for the Investor Class, A Class, C Class and R Class and 1.35% for the Institutional Class.

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended November 30, 2014 are detailed in the Statement of Operations.

20

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. Fees and expenses incurred in conjunction with the directors during the year ended November 30, 2014 are detailed in the Statement of Operations. The fund’s officers do not receive compensation from the fund.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended November 30, 2014 were $202,260,779 and $201,098,342, respectively.

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended November 30, 2014		Year ended November 30, 2013
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	100,000,000		100,000,000
Sold	2,685,760	$25,258,750	4,740,316	$37,564,336
Issued in reinvestment of distributions	40,854	398,738	141,042	1,093,076
Redeemed	(3,766,046)	(34,806,024)	(3,886,304)	(31,104,411)
	(1,039,432)	(9,148,536)	995,054	7,553,001
Institutional Class/Shares Authorized	10,000,000		10,000,000
Sold	262,432	2,466,869	327,546	2,997,896
Issued in reinvestment of distributions	1,325	13,066	74	576
Redeemed	(99,633)	(949,489)	—	—
	164,124	1,530,446	327,620	2,998,472
A Class/Shares Authorized	10,000,000		10,000,000
Sold	1,319,086	12,391,569	533,481	4,521,661
Issued in reinvestment of distributions	2,490	24,247	2,339	18,101
Redeemed	(403,650)	(3,771,629)	(72,269)	(585,413)
	917,926	8,644,187	463,551	3,954,349
C Class/Shares Authorized	10,000,000		10,000,000
Sold	50,814	476,323	35,314	284,970
Redeemed	(16,090)	(145,611)	(5,813)	(45,657)
	34,724	330,712	29,501	239,313
R Class/Shares Authorized	10,000,000		10,000,000
Sold	4,899	45,517	59,917	458,537
Issued in reinvestment of distributions	96	931	313	2,420
Redeemed	(7,210)	(66,464)	(7,521)	(58,328)
	(2,215)	(20,016)	52,709	402,629
Net increase (decrease)	75,127	$1,336,793	1,868,435	$15,147,764

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6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$5,662,412	$137,440,290	—
Exchange-Traded Funds	616,426	—	—
	$6,278,838	$137,440,290	—
7. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions. Investing in emerging markets may accentuate these risks.

The fund invests in common stocks of small companies. Because of this, the fund may be subject to greater risk and market fluctuations than a fund investing in larger, more established companies.

The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

8. Federal Tax Information

On December 16, 2014, the fund declared and paid a per-share distribution from net realized gains to shareholders of record on December 15, 2014 of $0.3729 for the Investor Class, Institutional Class, A Class, C Class and R Class.

On December 16, 2014, the fund declared and paid the following per-share distributions from net investment income to shareholders of record on December 15, 2014:

Investor Class	Institutional Class	A Class	C Class	R Class
$0.0040	$0.0176	—	—	—

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The tax character of distributions paid during the years ended November 30, 2014 and November 30, 2013 were as follows:

	2014	2013
Distributions Paid From
Ordinary income	$458,710	$1,145,933
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of November 30, 2014, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$127,847,393
Gross tax appreciation of investments	$20,381,162
Gross tax depreciation of investments	(4,509,427)
Net tax appreciation (depreciation) of investments	15,871,735
Net tax appreciation (depreciation) on translation of assets and liabilities in foreign currencies	(171,879)
Net tax appreciation (depreciation)	$15,699,856
Undistributed ordinary income	$349,088
Accumulated long-term gains	$4,765,882

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

23

Financial Highlights

For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2014	$9.20	0.01	(0.26)	(0.25)	(0.03)	$8.92	(2.77)%	1.55%	1.75%	0.11%	(0.09)%	128%	$123,835
2013	$7.14	—(3)	2.14	2.14	(0.08)	$9.20	30.13%	1.72%	1.79%	(0.04)%	(0.11)%	123%	$137,264
2012	$5.98	—(3)	1.16	1.16	—	$7.14	19.40%	1.87%	1.87%	(0.04)%	(0.04)%	127%	$99,445
2011	$6.29	(0.01)	(0.27)	(0.28)	(0.03)	$5.98	(4.57)%	1.83%	1.83%	(0.17)%	(0.17)%	146%	$89,708
2010	$5.49	(0.03)	0.94	0.91	(0.11)	$6.29	16.72%	1.89%	1.89%	(0.52)%	(0.52)%	209%	$102,739
Institutional Class
2014	$9.29	0.03	(0.27)	(0.24)	(0.03)	$9.02	(2.58)%	1.35%	1.55%	0.31%	0.11%	128%	$4,491
2013	$7.21	(0.04)	2.21	2.17	(0.09)	$9.29	30.38%	1.52%	1.59%	0.16%	0.09%	123%	$3,100
2012	$6.03	0.01	1.17	1.18	—	$7.21	19.57%	1.67%	1.67%	0.16%	0.16%	127%	$45
2011	$6.34	—(3)	(0.27)	(0.27)	(0.04)	$6.03	(4.35)%	1.63%	1.63%	0.03%	0.03%	146%	$37
2010	$5.54	(0.02)	0.95	0.93	(0.13)	$6.34	17.04%	1.69%	1.69%	(0.32)%	(0.32)%	209%	$39

24

For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
A Class
2014	$9.18	(0.01)	(0.27)	(0.28)	(0.02)	$8.88	(3.06)%	1.80%	2.00%	(0.14)%	(0.34)%	128%	$14,683
2013	$7.12	(0.03)	2.15	2.12	(0.06)	$9.18	29.89%	1.97%	2.04%	(0.29)%	(0.36)%	123%	$6,743
2012	$5.98	(0.04)	1.18	1.14	—	$7.12	19.06%	2.12%	2.12%	(0.29)%	(0.29)%	127%	$1,931
2011	$6.29	(0.04)	(0.26)	(0.30)	(0.01)	$5.98	(4.81)%	2.10%	2.10%	(0.44)%	(0.44)%	146%	$5,147
2010(4)	$5.51	(0.02)	0.84	0.82	(0.04)	$6.29	14.87%	2.14%(5)	2.14%(5)	(0.45)%(5)	(0.45)%(5)	209%(6)	$92
C Class
2014	$9.07	(0.08)	(0.26)	(0.34)	—	$8.73	(3.75)%	2.55%	2.75%	(0.89)%	(1.09)%	128%	$713
2013	$7.04	(0.09)	2.12	2.03	—	$9.07	29.02%	2.72%	2.79%	(1.04)%	(1.11)%	123%	$425
2012	$5.95	(0.06)	1.15	1.09	—	$7.04	18.15%	2.87%	2.87%	(1.04)%	(1.04)%	127%	$123
2011	$6.30	(0.06)	(0.29)	(0.35)	—	$5.95	(5.56)%	2.83%	2.83%	(1.17)%	(1.17)%	146%	$103
2010(4)	$5.51	(0.05)	0.84	0.79	—	$6.30	14.34%	2.89%(5)	2.89%(5)	(1.19)%(5)	(1.19)%(5)	209%(6)	$44
R Class
2014	$9.15	(0.04)	(0.25)	(0.29)	(0.01)	$8.85	(3.15)%	2.05%	2.25%	(0.39)%	(0.59)%	128%	$583
2013	$7.10	(0.03)	2.12	2.09	(0.04)	$9.15	29.50%	2.22%	2.29%	(0.54)%	(0.61)%	123%	$623
2012	$5.98	(0.03)	1.15	1.12	—	$7.10	18.73%	2.37%	2.37%	(0.54)%	(0.54)%	127%	$109
2011	$6.30	(0.04)	(0.28)	(0.32)	—	$5.98	(5.08)%	2.33%	2.33%	(0.67)%	(0.67)%	146%	$61
2010(4)	$5.51	(0.03)	0.84	0.81	(0.02)	$6.30	14.77%	2.39%(5)	2.39%(5)	(0.69)%(5)	(0.69)%(5)	209%(6)	$51

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Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	Per-share amount was less than $0.005.

(4)	March 1, 2010 (commencement of sale) through November 30, 2010.

(5)	Annualized.

(6)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended November 30, 2010.

See Notes to Financial Statements.

26

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of
American Century World Mutual Funds, Inc.:
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of International Opportunities Fund (the “Fund”), one of the funds constituting American Century World Mutual Funds, Inc., as of November 30, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2014, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of International Opportunities Fund of American Century World Mutual Funds, Inc. as of November 30, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Kansas City, Missouri
January 16, 2015

27

Management
The Board of Directors
The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). Mr. Fink is treated as an “interested person” because of his recent employment with ACC and American Century Services, LLC (ACS). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and ACS, and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas A. Brown (1940)	Director	Since 1980	Managing Member, Associated Investments, LLC (real estate investment company); Brown Cascade Properties, LLC (real estate investment company) (2001 to 2009)	73	None
Andrea C. Hall (1945)	Director	Since 1997	Retired	73	None
Jan M. Lewis (1957)	Director	Since 2011	Retired; President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization) (2006 to 2013)	73	None
James A. Olson (1942)	Director and Chairman of the Board	Since 2007 (Chairman since 2014)	Member, Plaza Belmont LLC (private equity fund manager)	73	Saia, Inc. (2002 to 2012) and EPR Properties (2003 to 2013)

28

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
M. Jeannine Strandjord (1945)	Director	Since 1994	Retired	73	Euronet Worldwide Inc.; MGP Ingredients, Inc.; Charming Shoppes, Inc. (2006 to 2010); and DST Systems Inc. (1996 to 2012)
John R. Whitten (1946)	Director	Since 2008	Retired	73	Rudolph Technologies, Inc.
Stephen E. Yates (1948)	Director	Since 2012	Retired; Executive Vice President, Technology & Operations, KeyCorp. (computer services) (2004 to 2010)	73	Applied Industrial Technologies, Inc. (2001 to 2010)
Interested Directors
Barry Fink (1955)	Director	Since 2012	Retired; Executive Vice President, ACC (September 2007 to February 2013); President, ACS (October 2007 to February 2013); Chief Operating Officer, ACC (September 2007 to November 2012)	73	None
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	118	BioMed Valley Discoveries, Inc.

The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

29

Officers
The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (March 2014 to present); Chief Compliance Officer, ACIM (February 2014 to present); Chief Compliance Officer, ACIS (October 2009 to present); Vice President, Client Interactions and Marketing, ACIS (February 2013 to January 2014); Director, Client Interactions and Marketing, ACIS (June 2007 to January 2013). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

30

Approval of Management Agreement

At a meeting held on June 18, 2014, the Fund’s Board of Directors unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors (the “Directors”), including a majority of the independent Directors, each year.

Prior to its consideration of the renewal of the management agreement, the Board requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continuous basis and the information received was supplemental to the extensive information that the Board and its committees receive and consider throughout the year.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided by the Advisor to the Fund;

•	the wide range of other programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

•	the Fund’s investment performance compared to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	the cost of owning the Fund compared to the cost of owning similar funds;

•	the Advisor’s compliance policies, procedures, and regulatory experience;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	possible economies of scale associated with the Advisor’s management of the Fund and other accounts under its management;

•	the services provided and charges to other investment management clients of the Advisor;

•	acquired fund fees and expenses; and

•	any collateral benefits derived by the Advisor from the management of the Fund.

In keeping with its practice, the Board held two in-person meetings and one telephonic meeting to review and discuss the information provided. The independent Directors also had the benefit of the advice of their independent counsel throughout the process.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel, and evaluated such information for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

31

Nature, Extent and Quality of Services — Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that under the management agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services (except the independent Directors’ counsel)

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution (except Rule 12b-1 plans)

The Board noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review detailed performance information during the management agreement approval process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was above its benchmark for the one-, three-, five-, and ten-year periods reviewed by the Board. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor. The Board

32

found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund (pre- and post-distribution), its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. The financial information regarding the Advisor is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s independent directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of its peers. The unified fee charged to shareholders of the Fund was above the median of the total expense ratios of the Fund’s peer expense universe and was within the range of its peer expense group. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

33

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions and concluded that this research is likely to benefit Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded, however, that the assets of those other clients are not material to the analysis and, where applicable, may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors, taking into account all of the factors discussed above and the information provided by the Advisor and others, concluded that the management agreement between the Fund and the Advisor is fair and reasonable in light of the services provided and should be renewed.

34

Additional Information

Retirement Account Information
As required by law, distributions you receive from certain IRAs are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
Distributions you receive from 403(b), 457 and qualified plans are subject to special tax and withholding rules. Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution. If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies
A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on the "About Us" page of American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

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Other Tax Information
The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended November 30, 2014.

For the fiscal year ended November 30, 2014, the fund intends to pass through to shareholders $241,855, or up to the maximum amount allowable, as a foreign tax credit which represents taxes paid on income derived from sources within foreign countries or possessions of the United States. During the fiscal year ended November 30, 2014, the fund earned $2,868,120 from income derived from foreign sources. Foreign source income and foreign tax expense per outstanding share on November 30, 2014 are $0.1773 and $0.0150, respectively.

36

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century World Mutual Funds, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2015 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-84133 1501

ANNUAL REPORT	NOVEMBER 30, 2014

International Value Fund

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Dear Investor:

Thank you for reviewing this annual report for the 12 months ended November 30, 2014. It provides investment performance and portfolio information for the reporting period, plus longer-term historical performance data.

Annual reports remain important vehicles for conveying information about fund returns, including market and economic factors that affected performance during the reporting period. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Jonathan Thomas

Favorable Fiscal Year for U.S. Investments, While Non-U.S. Lagged

“Global divergence” between the U.S. and the rest of the world emerged as a prevalent theme during the reporting period. As 2014 approached its conclusion, the U.S. appeared to be on a different economic and monetary policy track than most other nations. This theme covered not only the stronger economic growth enjoyed by the U.S. compared with the rest of the world, but also the related contrast between the U.S. Federal Reserve’s unwinding of monetary stimulus versus the continuation and expansion of monetary stimulus by most other central banks.

Global divergence could also generally describe the broad difference between investment returns for U.S. and non-U.S. markets. The perceived strength, safe-haven qualities, and higher yields of U.S. investments attracted global demand. For the reporting period, the S&P 500 Index, the Barclays U.S. Aggregate Bond Index, and the U.S. Dollar Index returned 16.86%, 5.27%, and 9.34%, respectively. By contrast, for U.S. investors unhedged for currency exposure (the dollar’s strength reduced the returns of non-dollar-denominated securities when they were converted to dollars), the MSCI EAFE Index, the MSCI Emerging Markets Index, and the Barclays Global Aggregate Bond Index (ex-USD, unhedged) returned -0.02%, 1.06%, and -2.53%, respectively.

We expect global divergence in economic growth and monetary policies to continue well into 2015, aligned with expectations that the Federal Reserve might finally start raising short-term U.S. interest rates. However, global economic weakness (reflected in recent commodity price declines) and low inflation might delay the rate hikes until the second half of 2015. In this environment, we continue to believe in a disciplined, diversified, long-term investment approach, using professionally managed stock and bond portfolios to meet financial goals. We appreciate your continued trust in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

Performance

Total Returns as of November 30, 2014
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
A Class	MEQAX					3/31/97
No sales charge*		1.08%	6.39%	5.51%(1)	4.46%(1)
With sales charge*		-4.74%	5.13%	4.89%(1)	4.11%(1)
MSCI EAFE Value Index	—	-0.70%	5.33%	4.71%	5.83%	—
Investor Class	ACEVX	1.38%	6.64%	—	3.71%	4/3/06
Institutional Class	ACVUX	1.67%	6.86%	—	3.92%	4/3/06
C Class	ACCOX	0.41%	5.58%	—	2.67%	4/3/06
R Class	ACVRX	0.78%	6.11%	—	3.18%	4/3/06
R6 Class	ACVDX	1.83%	—	—	8.15%	7/26/13

*
Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

International Value acquired all the net assets of the Mason Street International Equity Fund on March 31, 2006, pursuant to a plan of reorganization approved by the acquired fund’s shareholders on March 15, 2006. Performance information prior to April 1, 2006, is that of the Mason Street International Equity Fund.

(1)	Returns would have been lower if a portion of the fees had not been waived.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

Growth of $10,000 Over 10 Years
$10,000 investment made November 30, 2004*
Performance for other share classes will vary due to differences in fee structure.

Value on November 30, 2014
A Class — $16,124**

MSCI EAFE Value Index — $15,854

* The A Class’s initial investment is $9,425 to reflect the maximum 5.75% initial sales charge.
** Ending value would have been lower if a portion of the fees had not been waived.

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	C Class	R Class	R6 Class
1.32%	1.12%	1.57%	2.32%	1.82%	0.97%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

Portfolio Commentary

Portfolio Managers: Elizabeth Xie, Yulin Long, and Vinod Chandrashekaran

Performance Summary

International Value advanced 1.38%* for the fiscal year ended November 30, 2014, compared with the -0.70% return of its benchmark, the MSCI EAFE Value Index. Fund results reflect management fees, while benchmark returns do not.

International equity markets generally produced declines, particularly during the second half of the reporting period, as persistent geopolitical concerns and subdued economic outlooks around much of the world fueled investor pessimism and drove heightened demand for the U.S. dollar.

The fund’s stock selection process incorporates factors of valuation, quality, and momentum (sentiment) while striving to minimize unintended bets along industries and other risk characteristics. All factors contributed positively to the fund’s returns, with stock selection insights based on valuation and quality contributing the most to outperformance. Sentiment measures also produced positive results.

From a geographical perspective, security selection in Japan, France, and the U.K. was particularly beneficial. Conversely, stock choices in Australia and Hong Kong were detrimental to results. On a sector level, outperformance was driven largely by financials and information technology holdings. The energy sector detracted from returns.

European Banks and Insurers Bolstered Returns

The fund’s European financials stocks, particularly insurers and banks, were among the leading contributors to relative returns during the reporting period. U.K.-based retail insurance service provider Direct Line Insurance Group, among the leading outperformers, surged on news that it planned to divest its German and Italian units following a strategic review of international operations. Outside of financials, returns were bolstered by U.K.-based biopharmaceutical manufacturer AstraZeneca, which soared following a protracted acquisition bid from rival Pfizer. The bid was ultimately rebuffed. Likewise, not owning U.K.-based grocery retailer Tesco, which continued its decline on sinking profits and an accounting overstatement that sent its shares down nearly 50% for the year, also aided results.

Export-driven, Japan-based holdings in the information technology and industrials sectors were also key outperformers, benefiting from a weakening currency, which aided their products’ competitiveness abroad. Seiko Epson, a printer and computer component manufacturer not represented in the benchmark, more than doubled in value, driving results among computer holdings. A portfolio-only position in Fuji Heavy Industries, manufacturer of Subaru cars, also aided the fund’s advance due to rising profits from strong sales bolstered by the weak yen.

Australian Metals and Mining Stocks Pressured Results

A glut in supply coupled with China’s falling demand due to slower economic growth drove iron ore prices down over the course of the year, positioning a number of Australia-based producers as leading underperformers. Fortescue Metals Group was a key detractor, yet we maintain confidence in the company given its attractive valuation and quality profiles. The fund’s exposure to Arrium also weighed on results and we ultimately liquidated the position.

* All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund's benchmark, other share classes may not. See page 3 for returns for all share classes.

Elsewhere, overweight positions in a number of Hong Kong-based financial services stocks pressured gains, including BOC Hong Kong Holdings, which declined on concern of slowing growth and credit exposure in China. Despite uncertainty about future economic growth in China, the holding appears very strong on valuation and above-average on quality- and sentiment-based measures.

Elsewhere in the fund, a portfolio-only position in oil exploration company Soco International negatively impacted performance as the company’s stock fell together with the price of oil. Oil-related holdings were further pressured by OPEC’s decision to maintain current production levels despite a global glut in oil supply, which pushed the price of oil to a four-year low at the end of the reporting period. Despite the short-term industry volatility, the company remains attractive based on strength across insights of valuation and quality.

A Look Ahead

As we move into 2015, worries persist about the global economic recovery. While growth in the U.S. appears to be progressing, albeit at a slower pace than during prior post-recessionary periods, Europe faces possible deflation, Japan has fallen back into a recession (two consecutive quarters of negative economic growth as measured by a country's gross domestic product), and growth in China continues to slow while other emerging markets face debt, currency and political challenges. The ongoing softness in global economic growth is leading to muted inflation and a dramatic drop in oil prices, which appear likely to persist in the near term. On the monetary policy front, while the U.S. and the U.K. prepare for monetary tightening, the rest of the developed world remains in easing mode, which is likely to be stimulative for non-U.S. markets. We believe that our disciplined investment approach is particularly beneficial during periods of likely volatility, and we adhere to our process regardless of the market environment. We believe that this allows us to take advantage of opportunities presented by market inefficiencies.

We believe that stock selection—rather than regional and sector allocation or market timing via the use of cash—is the most efficient means of generating superior risk-adjusted returns. As a result of this approach, the fund’s country and sector weightings are primarily a result of identifying what we believe to be superior individual securities. The funds largest, but modest, overweights are in health care and telecommunication services, while the underweights are led by the industrials and financials sectors. Geographically, the fund’s greatest underweight is in Europe, while exposure to Asia is greater than that of the benchmark.

Fund Characteristics

NOVEMBER 30, 2014
Top Ten Holdings	% of net assets
Royal Dutch Shell plc, B Shares	3.1%
HSBC Holdings plc	3.0%
Banco Santander SA	2.7%
Allianz SE	2.3%
AstraZeneca plc	2.3%
Australia & New Zealand Banking Group Ltd.	1.9%
Deutsche Telekom AG	1.8%
Rio Tinto plc	1.8%
ENI SpA	1.8%
Imperial Tobacco Group plc	1.7%

Types of Investments in Portfolio	% of net assets
Foreign Common Stocks	98.4%
Exchange-Traded Funds	0.8%
Rights	—*
Total Equity Exposure	99.2%
Temporary Cash Investments	0.3%
Other Assets and Liabilities	0.5%
*Category is less than 0.05% of total net assets.

Investments by Country	% of net assets
United Kingdom	23.6%
Japan	20.1%
France	10.0%
Germany	8.4%
Australia	7.5%
Spain	4.5%
Hong Kong	4.2%
Switzerland	4.1%
Netherlands	2.8%
Italy	2.0%
Other Countries	11.2%
Exchange-Traded Funds	0.8%
Cash and Equivalents**	0.8%
**Includes temporary cash investments and other assets and liabilities.

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from June 1, 2014 to November 30, 2014.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 6/1/14	Ending Account Value 11/30/14	Expenses Paid During Period(1) 6/1/14 - 11/30/14	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$943.90	$6.38	1.31%
Institutional Class	$1,000	$944.90	$5.41	1.11%
A Class	$1,000	$943.00	$7.60	1.56%
C Class	$1,000	$939.50	$11.23	2.31%
R Class	$1,000	$941.60	$8.81	1.81%
R6 Class	$1,000	$946.00	$4.68	0.96%
Hypothetical
Investor Class	$1,000	$1,018.50	$6.63	1.31%
Institutional Class	$1,000	$1,019.50	$5.62	1.11%
A Class	$1,000	$1,017.25	$7.89	1.56%
C Class	$1,000	$1,013.49	$11.66	2.31%
R Class	$1,000	$1,015.99	$9.15	1.81%
R6 Class	$1,000	$1,020.26	$4.86	0.96%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

Schedule of Investments

NOVEMBER 30, 2014

	Shares	Value
COMMON STOCKS — 98.4%
Australia — 7.5%
Australia & New Zealand Banking Group Ltd.	26,216	$712,046
Commonwealth Bank of Australia	3,418	234,764
Fortescue Metals Group Ltd.	32,678	81,749
Insurance Australia Group Ltd.	85,051	460,996
Lend Lease Group	8,750	114,138
Mineral Resources Ltd.	12,176	79,051
National Australia Bank Ltd.	5,991	166,186
Telstra Corp. Ltd.	83,920	406,309
Westpac Banking Corp.	5,732	158,758
Woodside Petroleum Ltd.	15,156	461,041
		2,875,038
Belgium — 0.8%
KBC Groep NV(1)	5,366	306,928
China — 0.5%
Huaneng Power International, Inc., H Shares	156,000	182,849
Denmark — 1.2%
AP Moeller - Maersk A/S, B Shares	198	412,962
Coloplast A/S, B Shares	632	54,764
		467,726
France — 10.0%
APERAM SA(1)	9,475	303,614
AXA SA	2,843	68,635
BNP Paribas SA	95	6,091
Credit Agricole SA	33,949	477,228
GDF Suez	25,334	624,203
Metropole Television SA	11,948	226,862
Orange SA	36,569	644,107
Rallye SA	6,628	258,003
Sanofi	3,795	367,413
Technicolor SA(1)	45,032	268,776
Total SA	9,636	539,065
Valeo SA	333	40,972
		3,824,969
Germany — 8.4%
Allianz SE	5,151	886,774
BASF SE	1,232	111,846
Deutsche Telekom AG	40,966	697,867
E.ON AG	22,488	398,608
ProSiebenSat.1 Media AG	11,332	484,018
RWE AG	13,756	498,266
Siemens AG	1,365	161,516
		3,238,895
Hong Kong — 4.2%
BOC Hong Kong Holdings Ltd.	136,000	480,500

	Shares	Value
Cheung Kong Holdings Ltd.	7,000	$128,442
Hang Seng Bank Ltd.	27,700	461,473
Link Real Estate Investment Trust (The)	86,500	550,995
		1,621,410
India — 0.8%
Rural Electrification Corp. Ltd.	21,579	117,293
State Bank of India	36,460	188,836
		306,129
Ireland — 0.2%
Smurfit Kappa Group plc	3,446	79,828
Israel — 1.4%
Bank Hapoalim BM	64,752	322,538
Bezeq The Israeli Telecommunication Corp. Ltd.	110,766	196,059
		518,597
Italy — 2.0%
A2A SpA	30,251	31,522
ACEA SpA	3,906	44,368
ENI SpA	33,664	672,682
		748,572
Japan — 20.1%
Aeon Delight Co. Ltd.	6,100	137,451
Asahi Kasei Corp.	53,000	460,734
Bridgestone Corp.	10,000	343,638
Calsonic Kansei Corp.	9,000	49,353
Canon Marketing Japan, Inc.	13,200	239,393
Canon, Inc.	1,900	60,842
Central Japan Railway Co.	3,300	480,205
Daito Trust Construction Co. Ltd.	1,500	169,313
FamilyMart Co. Ltd.	4,000	147,580
Fuji Heavy Industries Ltd.	11,200	407,376
FUJIFILM Holdings Corp.	13,200	437,591
Fukuoka Financial Group, Inc.	51,000	277,951
Hachijuni Bank Ltd. (The)	32,000	195,696
Heiwa Corp.	7,400	141,935
Japan Airlines Co. Ltd.	16,200	476,250
JGC Corp.	8,000	172,076
KDDI Corp.	2,500	160,131
Kobe Steel Ltd.	94,000	149,652
Kyowa Exeo Corp.	22,000	249,438
Mitsubishi Electric Corp.	9,000	108,146
Mitsubishi Motors Corp.	33,900	348,381
Mitsubishi UFJ Financial Group, Inc.	13,100	75,743
Nippon Telegraph & Telephone Corp.	8,800	470,781
NTT DoCoMo, Inc.	12,100	188,714
Otsuka Holdings Co. Ltd.	6,400	202,300
PanaHome Corp.	17,000	109,548
Panasonic Corp.	27,700	357,581
Seiko Epson Corp.	4,200	202,721
Seven Bank Ltd.	94,200	408,651
T&D Holdings, Inc.	15,400	186,541

	Shares	Value
Taisei Corp.	14,000	$73,116
Toyota Motor Corp.	3,800	234,117
		7,722,945
Netherlands — 2.8%
ING Groep NV CVA(1)	41,655	610,156
Koninklijke Ahold NV	21,864	386,188
TomTom NV(1)	9,124	64,033
		1,060,377
Norway — 0.8%
Statoil ASA	6,919	130,678
TGS Nopec Geophysical Co. ASA	8,048	178,961
		309,639
Portugal — 1.2%
EDP - Energias de Portugal SA	108,220	443,934
Singapore — 1.5%
Singapore Post Ltd.	94,000	139,110
United Overseas Bank Ltd.	15,000	276,042
Yangzijiang Shipbuilding Holdings Ltd.	165,000	154,986
		570,138
South Korea — 0.7%
Samsung Electronics Co. Ltd.	246	285,755
Spain — 4.5%
Banco Santander SA	116,777	1,052,601
Endesa SA	20,650	399,153
Mapfre SA	61,325	225,027
Telefonica SA	3,000	48,047
		1,724,828
Sweden — 1.6%
Industrivarden AB, C Shares	2,190	38,710
Investor AB, B Shares	11,310	424,852
Meda AB, A Shares	11,150	159,851
		623,413
Switzerland — 4.1%
Nestle SA	1,602	120,285
Novartis AG	4,690	453,832
Roche Holding AG	1,251	374,685
Zurich Financial Services AG	2,035	637,721
		1,586,523
Taiwan — 0.5%
AU Optronics Corp.	284,000	133,981
Innolux Corp.	126,000	60,257
		194,238
United Kingdom — 23.6%
Amlin plc	16,212	112,739
AstraZeneca plc	11,854	885,062
BHP Billiton plc	2,500	59,239
BP plc	70,415	462,170
British Land Co. plc	13,637	163,592
BT Group plc	62,114	397,984
Catlin Group Ltd.	45,610	392,904

	Shares	Value
Centrica plc	69,907	$310,768
Direct Line Insurance Group plc	94,785	436,019
Evraz plc	95,528	222,778
HSBC Holdings plc	114,566	1,139,925
Imperial Tobacco Group plc	14,273	659,915
Investec plc	32,200	297,755
Man Group plc	31,108	69,533
Rio Tinto plc	14,454	675,621
Royal Dutch Shell plc, B Shares	34,709	1,205,209
Soco International plc	58,537	258,852
Standard Chartered plc	19,108	279,693
Standard Life plc	71,237	471,794
TUI Travel plc	9,310	64,669
Vedanta Resources plc	28,186	321,174
Vodafone Group plc	47,573	173,846
		9,061,241
TOTAL COMMON STOCKS (Cost $34,820,719)		37,753,972
EXCHANGE-TRADED FUNDS — 0.8%
iShares MSCI EAFE Value ETF (Cost $310,931)	5,600	301,392
RIGHTS†
Sweden†
Meda AB(1) (Cost $—)	16,200	10,037
TEMPORARY CASH INVESTMENTS — 0.3%
Repurchase Agreement, Bank of America Merrill Lynch, (collateralized by various U.S. Treasury obligations, 0.875% - 1.50%, 6/30/16 - 12/31/16, valued at $75,089), in a joint trading account at 0.06%, dated 11/28/14, due 12/1/14 (Delivery value $73,579)		73,579
Repurchase Agreement, Credit Suisse First Boston, Inc., (collateralized by various U.S. Treasury obligations, 3.00%, 9/30/16, valued at $30,025), in a joint trading account at 0.02%, dated 11/28/14, due 12/1/14 (Delivery value $29,432)		29,432
TOTAL TEMPORARY CASH INVESTMENTS (Cost $103,011)		103,011
TOTAL INVESTMENT SECURITIES — 99.5% (Cost $35,234,661)		38,168,412
OTHER ASSETS AND LIABILITIES — 0.5%		178,921
TOTAL NET ASSETS — 100.0%		$38,347,333

MARKET SECTOR DIVERSIFICATION
(as a % of net assets)
Financials	35.8%
Energy	10.2%
Consumer Discretionary	8.9%
Telecommunication Services	8.8%
Utilities	7.6%
Industrials	7.0%
Health Care	6.5%
Materials	6.5%
Consumer Staples	4.1%
Information Technology	3.0%
Exchange-Traded Funds	0.8%
Cash and Equivalents*	0.8%
*Includes temporary cash investments and other assets and liabilities.

NOTES TO SCHEDULE OF INVESTMENTS
CVA	-	Certificaten Van Aandelen

†	Category is less than 0.05% of total net assets.

(1)	Non-income producing.

See Notes to Financial Statements.

Statement of Assets and Liabilities

NOVEMBER 30, 2014
Assets
Investment securities, at value (cost of $35,234,661)	$38,168,412
Cash	67,621
Foreign currency holdings, at value (cost of $25,774)	25,643
Receivable for investments sold	24,255
Receivable for capital shares sold	6,208
Dividends and interest receivable	186,093
38,478,232

Liabilities
Payable for investments purchased	73,071
Payable for capital shares redeemed	3,702
Accrued management fees	40,309
Distribution and service fees payable	5,154
Accrued foreign taxes	8,663
130,899

Net Assets	$38,347,333

Net Assets Consist of:
Capital (par value and paid-in surplus)	$36,740,923
Undistributed net investment income	1,269,512
Accumulated net realized loss	(2,582,675)
Net unrealized appreciation	2,919,573
$38,347,333

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$19,068,056	2,140,426	$8.91
Institutional Class, $0.01 Par Value	$513,391	57,576	$8.92
A Class, $0.01 Par Value	$15,423,456	1,727,189	$8.93*
C Class, $0.01 Par Value	$2,301,248	260,044	$8.85
R Class, $0.01 Par Value	$478,924	53,964	$8.87
R6 Class, $0.01 Par Value	$562,258	62,978	$8.93
*Maximum offering price $9.47 (net asset value divided by 0.9425).

See Notes to Financial Statements.

Statement of Operations

YEAR ENDED NOVEMBER 30, 2014
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $127,355)	$1,853,518
Interest	49
1,853,567

Expenses:
Management fees	493,410
Distribution and service fees:
A Class	38,978
C Class	21,356
R Class	2,170
Directors' fees and expenses	425
Other expenses	693
557,032

Net investment income (loss)	1,296,535

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	1,870,139
Foreign currency transactions	(10,387)
1,859,752

Change in net unrealized appreciation (depreciation) on:
Investments (includes (increase) decrease in accrued foreign taxes of $(8,663))	(2,829,222)
Translation of assets and liabilities in foreign currencies	(14,941)
(2,844,163)

Net realized and unrealized gain (loss)	(984,411)

Net Increase (Decrease) in Net Assets Resulting from Operations	$312,124

See Notes to Financial Statements.

Statement of Changes in Net Assets

YEARS ENDED NOVEMBER 30, 2014 AND NOVEMBER 30, 2013
Increase (Decrease) in Net Assets	November 30, 2014	November 30, 2013
Operations
Net investment income (loss)	$1,296,535	$739,123
Net realized gain (loss)	1,859,752	2,760,410
Change in net unrealized appreciation (depreciation)	(2,844,163)	3,209,375
Net increase (decrease) in net assets resulting from operations	312,124	6,708,908

Distributions to Shareholders
From net investment income:
Investor Class	(338,923)	(355,003)
Institutional Class	(42,388)	(8,858)
A Class	(303,879)	(376,552)
C Class	(35,907)	(32,740)
R Class	(6,548)	(7,869)
R6 Class	(593)	—
Decrease in net assets from distributions	(728,238)	(781,022)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	2,180,068	4,132,134

Redemption Fees
Increase in net assets from redemption fees	8,266	7,206

Net increase (decrease) in net assets	1,772,220	10,067,226

Net Assets
Beginning of period	36,575,113	26,507,887
End of period	$38,347,333	$36,575,113

Undistributed net investment income	$1,269,512	$711,666

 See Notes to Financial Statements.

Notes to Financial Statements

NOVEMBER 30, 2014

1. Organization

American Century World Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. International Value Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified as defined under the 1940 Act. The fund's investment objective is to seek long-term capital growth.

The fund offers the Investor Class, the Institutional Class, the A Class, the C Class, the R Class and the R6 Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class and R6 Class shareholders do not require the same level of shareholder and administrative services from American Century Investment Management, Inc. (ACIM) (the investment advisor) as shareholders of other classes. In addition, financial intermediaries do not receive any service, distribution or administrative fees for the R6 Class. As a result, the Institutional Class and R6 Class are charged lower unified management fees. Sale of the R6 Class commenced on July 26, 2013.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Fixed income securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors: trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes. Certain countries impose taxes on realized gains on the sale of securities registered in their country. The fund records the foreign tax expense, if any, on an accrual basis. The foreign tax expense on realized gains and unrealized appreciation reduces the net realized gain (loss) on investment transactions and net unrealized appreciation (depreciation) on investments, respectively.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that ACIM has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually. The fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code, in all events in a manner consistent with provisions of the 1940 Act.

Redemption Fees — The fund may impose a 2.00% redemption fee on shares held less than 60 days. The fee may not be applicable to all classes. The redemption fee is retained by the fund and helps cover transaction costs that long-term investors may bear when the fund sells securities to meet investor redemptions.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that have very similar investment teams and investment strategies (strategy assets). The annual management fee schedule ranges from 1.100% to 1.300% for the Investor Class, A Class, C Class and R Class. The annual management fee schedule ranges from 0.900% to 1.100% for the Institutional Class and 0.750% to 0.950% for the R6 Class. The effective annual management fee for each class for the year ended November 30, 2014 was 1.30% for the Investor Class, A Class, C Class and R Class, 1.10% for the Institutional Class and 0.95% for the R6 Class.

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended November 30, 2014 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. Fees and expenses incurred in conjunction with the directors during the year ended November 30, 2014 are detailed in the Statement of Operations. The fund’s officers do not receive compensation from the fund.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended November 30, 2014 were $36,474,153 and $33,922,544, respectively.

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended November 30, 2014		Year ended November 30, 2013(1)
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	20,000,000		20,000,000
Sold	986,098	$9,072,889	966,244	$7,876,534
Issued in reinvestment of distributions	36,672	328,583	43,565	336,754
Redeemed	(880,533)	(7,966,252)	(420,477)	(3,411,416)
	142,237	1,435,220	589,332	4,801,872
Institutional Class/Shares Authorized	5,000,000		5,000,000
Sold	201,824	1,819,795	52,897	452,810
Issued in reinvestment of distributions	4,736	42,388	1,147	8,858
Redeemed	(234,722)	(2,156,272)	(60)	(487)
	(28,162)	(294,089)	53,984	461,181
A Class/Shares Authorized	25,000,000		25,000,000
Sold	301,668	2,766,714	354,167	2,849,895
Issued in reinvestment of distributions	33,692	303,228	47,564	370,051
Redeemed	(335,290)	(3,076,292)	(580,391)	(4,601,535)
	70	(6,350)	(178,660)	(1,381,589)
C Class/Shares Authorized	10,000,000		10,000,000
Sold	88,235	798,160	65,495	533,407
Issued in reinvestment of distributions	3,916	35,093	4,183	32,584
Redeemed	(56,011)	(523,901)	(36,560)	(295,562)
	36,140	309,352	33,118	270,429
R Class/Shares Authorized	5,000,000		5,000,000
Sold	22,582	204,058	4,680	37,488
Issued in reinvestment of distributions	731	6,548	1,014	7,869
Redeemed	(2,479)	(21,738)	(10,888)	(90,116)
	20,834	188,868	(5,194)	(44,759)
R6 Class/Shares Authorized	50,000,000		50,000,000
Sold	150,184	1,387,273	3,045	25,000
Issued in reinvestment of distributions	66	593	—	—
Redeemed	(90,317)	(840,799)	—	—
	59,933	547,067	3,045	25,000
Net increase (decrease)	231,052	$2,180,068	495,625	$4,132,134

(1)	July 26, 2013 (commencement of sale) through November 30, 2013 for the R6 Class.

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	—	$37,753,972	—
Exchange-Traded Funds	$301,392	—	—
Rights	—	10,037	—
Temporary Cash Investments	—	103,011	—
	$301,392	$37,867,020	—
7. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions. Investing in emerging markets may accentuate these risks.

8. Federal Tax Information

On December 16, 2014, the fund declared and paid the following per-share distributions from net investment income to shareholders of record on December 15, 2014:

Investor Class	Institutional Class	A Class	C Class	R Class	R6 Class
$0.3174	$0.3306	$0.3010	$0.2516	$0.2845	$0.3404

The tax character of distributions paid during the years ended November 30, 2014 and November 30, 2013 were as follows:

	2014	2013
Distributions Paid From
Ordinary income	$728,238	$781,022
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of November 30, 2014, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$35,566,086
Gross tax appreciation of investments	$4,021,717
Gross tax depreciation of investments	(1,419,391)
Net tax appreciation (depreciation) of investments	2,602,326
Net tax appreciation (depreciation) on translation of assets and liabilities in foreign currencies	(14,029)
Net tax appreciation (depreciation)	$2,588,297
Undistributed ordinary income	$1,465,758
Accumulated short-term capital losses	$(2,258,267)
Post-October capital loss deferral	$(189,378)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the realization to ordinary income for tax purposes of unrealized gains on investments in passive foreign investment companies.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. Capital loss carryovers expire in 2017.

Loss deferrals represent certain qualified losses that the fund has elected to treat as having been incurred in the following fiscal year for federal income tax purposes.

Financial Highlights

For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2014	$8.97	0.32	(0.19)	0.13	(0.19)	$8.91	1.38%	1.30%	3.55%	89%	$19,068
2013	$7.40	0.21	1.60	1.81	(0.24)	$8.97	24.96%	1.31%	2.63%	83%	$17,920
2012	$6.84	0.20	0.49	0.69	(0.13)	$7.40	10.25%	1.31%	2.95%	125%	$10,423
2011	$6.91	0.14	(0.09)	0.05	(0.12)	$6.84	0.57%	1.31%	1.85%	30%	$9,391
2010	$7.33	0.11	(0.24)	(0.13)	(0.29)	$6.91	(1.82)%	1.32%	1.66%	26%	$7,272
Institutional Class
2014	$8.96	0.38	(0.23)	0.15	(0.19)	$8.92	1.67%	1.10%	3.75%	89%	$513
2013	$7.39	0.23	1.59	1.82	(0.25)	$8.96	25.24%	1.11%	2.83%	83%	$769
2012	$6.84	0.23	0.47	0.70	(0.15)	$7.39	10.33%	1.11%	3.15%	125%	$235
2011	$6.90	0.15	(0.07)	0.08	(0.14)	$6.84	0.92%	1.11%	2.05%	30%	$244
2010	$7.34	0.13	(0.25)	(0.12)	(0.32)	$6.90	(1.69)%	1.12%	1.86%	26%	$1,456

For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
A Class
2014	$9.01	0.30	(0.20)	0.10	(0.18)	$8.93	1.08%	1.55%	3.30%	89%	$15,423
2013	$7.43	0.20	1.60	1.80	(0.22)	$9.01	24.67%	1.56%	2.38%	83%	$15,554
2012	$6.87	0.19	0.48	0.67	(0.11)	$7.43	9.91%	1.56%	2.70%	125%	$14,155
2011	$6.93	0.12	(0.08)	0.04	(0.10)	$6.87	0.45%	1.56%	1.60%	30%	$13,981
2010	$7.33	0.10	(0.24)	(0.14)	(0.26)	$6.93	(2.04)%	1.57%	1.41%	26%	$15,783
C Class
2014	$8.97	0.23	(0.19)	0.04	(0.16)	$8.85	0.41%	2.30%	2.55%	89%	$2,301
2013	$7.40	0.14	1.59	1.73	(0.16)	$8.97	23.68%	2.31%	1.63%	83%	$2,009
2012	$6.84	0.13	0.49	0.62	(0.06)	$7.40	9.10%	2.31%	1.95%	125%	$1,412
2011	$6.90	0.06	(0.08)	(0.02)	(0.04)	$6.84	(0.31)%	2.31%	0.85%	30%	$1,137
2010	$7.25	0.05	(0.25)	(0.20)	(0.15)	$6.90	(2.85)%	2.32%	0.66%	26%	$1,039
R Class
2014	$8.97	0.28	(0.21)	0.07	(0.17)	$8.87	0.78%	1.80%	3.05%	89%	$479
2013	$7.40	0.18	1.59	1.77	(0.20)	$8.97	24.32%	1.81%	2.13%	83%	$297
2012	$6.84	0.17	0.49	0.66	(0.10)	$7.40	9.67%	1.81%	2.45%	125%	$283
2011	$6.90	0.10	(0.08)	0.02	(0.08)	$6.84	0.20%	1.81%	1.35%	30%	$234
2010	$7.28	0.09	(0.25)	(0.16)	(0.22)	$6.90	(2.27)%	1.82%	1.16%	26%	$273

For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
R6 Class
2014	$8.96	0.33	(0.17)	0.16	(0.19)	$8.93	1.83%	0.95%	3.90%	89%	$562
2013(3)	$8.21	0.06	0.69	0.75	—	$8.96	9.14%	0.96%(4)	2.02%(4)	83%(5)	$27

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	July 26, 2013 (commencement of sale) through November 30, 2013.

(4)	Annualized.

(5)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended November 30, 2013.

 See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of
American Century World Mutual Funds, Inc.:
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of International Value Fund (the “Fund”), one of the funds constituting American Century World Mutual Funds, Inc., as of November 30, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2014, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of International Value Fund of American Century World Mutual Funds, Inc. as of November 30, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Kansas City, Missouri
January 16, 2015

Management
The Board of Directors
The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). Mr. Fink is treated as an “interested person” because of his recent employment with ACC and American Century Services, LLC (ACS). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and ACS, and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas A. Brown (1940)	Director	Since 1980	Managing Member, Associated Investments, LLC (real estate investment company); Brown Cascade Properties, LLC (real estate investment company) (2001 to 2009)	73	None
Andrea C. Hall (1945)	Director	Since 1997	Retired	73	None
Jan M. Lewis (1957)	Director	Since 2011	Retired; President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization) (2006 to 2013)	73	None
James A. Olson (1942)	Director and Chairman of the Board	Since 2007 (Chairman since 2014)	Member, Plaza Belmont LLC (private equity fund manager)	73	Saia, Inc. (2002 to 2012) and EPR Properties (2003 to 2013)

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
M. Jeannine Strandjord (1945)	Director	Since 1994	Retired	73	Euronet Worldwide Inc.; MGP Ingredients, Inc.; Charming Shoppes, Inc. (2006 to 2010); and DST Systems Inc. (1996 to 2012)
John R. Whitten (1946)	Director	Since 2008	Retired	73	Rudolph Technologies, Inc.
Stephen E. Yates (1948)	Director	Since 2012	Retired; Executive Vice President, Technology & Operations, KeyCorp. (computer services) (2004 to 2010)	73	Applied Industrial Technologies, Inc. (2001 to 2010)
Interested Directors
Barry Fink (1955)	Director	Since 2012	Retired; Executive Vice President, ACC (September 2007 to February 2013); President, ACS (October 2007 to February 2013); Chief Operating Officer, ACC (September 2007 to November 2012)	73	None
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	118	BioMed Valley Discoveries, Inc.

The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

Officers
The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (March 2014 to present); Chief Compliance Officer, ACIM (February 2014 to present); Chief Compliance Officer, ACIS (October 2009 to present); Vice President, Client Interactions and Marketing, ACIS (February 2013 to January 2014); Director, Client Interactions and Marketing, ACIS (June 2007 to January 2013). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

Approval of Management Agreement

At a meeting held on June 18, 2014, the Fund’s Board of Directors unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors (the “Directors”), including a majority of the independent Directors, each year.

Prior to its consideration of the renewal of the management agreement, the Board requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continuous basis and the information received was supplemental to the extensive information that the Board and its committees receive and consider throughout the year.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided by the Advisor to the Fund;

•	the wide range of other programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

•	the Fund’s investment performance compared to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	the cost of owning the Fund compared to the cost of owning similar funds;

•	the Advisor’s compliance policies, procedures, and regulatory experience;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	possible economies of scale associated with the Advisor’s management of the Fund and other accounts under its management;

•	the services provided and charges to other investment management clients of the Advisor;

•	acquired fund fees and expenses; and

•	any collateral benefits derived by the Advisor from the management of the Fund.

In keeping with its practice, the Board held two in-person meetings and one telephonic meeting to review and discuss the information provided. The independent Directors also had the benefit of the advice of their independent counsel throughout the process.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel, and evaluated such information for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

Nature, Extent and Quality of Services — Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that under the management agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services (except the independent Directors’ counsel)

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution (except Rule 12b-1 plans)

The Board noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review detailed performance information during the management agreement approval process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was above its benchmark for the one-, three-, five-, and ten-year periods reviewed by the Board. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund (pre- and post-distribution), its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. The financial information regarding the Advisor is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s independent directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of its peers. The unified fee charged to shareholders of the Fund was below the median of the total expense ratios of the Fund’s peer expense universe and was within the range of its peer expense group. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions and concluded that this research is likely to benefit Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded, however, that the assets of those other clients are not material to the analysis and, where applicable, may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors, taking into account all of the factors discussed above and the information provided by the Advisor and others, concluded that the management agreement between the Fund and the Advisor is fair and reasonable in light of the services provided and should be renewed.

Additional Information

Retirement Account Information
As required by law, distributions you receive from certain IRAs are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
Distributions you receive from 403(b), 457 and qualified plans are subject to special tax and withholding rules. Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution. If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies
A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on the "About Us" page of American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

Other Tax Information
The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended November 30, 2014.

For the fiscal year ended November 30, 2014, the fund intends to pass through to shareholders $127,355, or up to the maximum amount allowable, as a foreign tax credit which represents taxes paid on income derived from sources within foreign countries or possessions of the United States. During the fiscal year ended November 30, 2014, the fund earned $1,754,162 from income derived from foreign sources. Foreign source income and foreign tax expense per outstanding share on November 30, 2014 are $0.4077 and $0.0296, respectively.

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century World Mutual Funds, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2015 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-84130 1501

ANNUAL REPORT	NOVEMBER 30, 2014

NT Emerging Markets Fund

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Dear Investor:

Thank you for reviewing this annual report for the 12 months ended November 30, 2014. It provides investment performance and portfolio information for the reporting period, plus longer-term historical performance data.

Annual reports remain important vehicles for conveying information about fund returns, including market and economic factors that affected performance during the reporting period. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Jonathan Thomas

Favorable Fiscal Year for U.S. Investments, While Non-U.S. Lagged

“Global divergence” between the U.S. and the rest of the world emerged as a prevalent theme during the reporting period. As 2014 approached its conclusion, the U.S. appeared to be on a different economic and monetary policy track than most other nations. This theme covered not only the stronger economic growth enjoyed by the U.S. compared with the rest of the world, but also the related contrast between the U.S. Federal Reserve’s unwinding of monetary stimulus versus the continuation and expansion of monetary stimulus by most other central banks.

Global divergence could also generally describe the broad difference between investment returns for U.S. and non-U.S. markets. The perceived strength, safe-haven qualities, and higher yields of U.S. investments attracted global demand. For the reporting period, the S&P 500 Index, the Barclays U.S. Aggregate Bond Index, and the U.S. Dollar Index returned 16.86%, 5.27%, and 9.34%, respectively. By contrast, for U.S. investors unhedged for currency exposure (the dollar’s strength reduced the returns of non-dollar-denominated securities when they were converted to dollars), the MSCI EAFE Index, the MSCI Emerging Markets Index, and the Barclays Global Aggregate Bond Index (ex-USD, unhedged) returned -0.02%, 1.06%, and -2.53%, respectively.

We expect global divergence in economic growth and monetary policies to continue well into 2015, aligned with expectations that the Federal Reserve might finally start raising short-term U.S. interest rates. However, global economic weakness (reflected in recent commodity price declines) and low inflation might delay the rate hikes until the second half of 2015. In this environment, we continue to believe in a disciplined, diversified, long-term investment approach, using professionally managed stock and bond portfolios to meet financial goals. We appreciate your continued trust in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Performance

Total Returns as of November 30, 2014
Average Annual Returns
	Ticker Symbol	1 year	5 years	Since Inception	Inception Date
Institutional Class	ACLKX	2.02%(1)	4.34%(1)	3.50%(1)	5/12/06
MSCI Emerging Markets Index	—	1.06%	3.54%	4.32%	—
R6 Class	ACKDX	2.11%(1)	—	7.44%(1)	7/26/13

(1)	Returns would have been lower if a portion of the management fee had not been waived.

Growth of $10,000 Over Life of Class
$10,000 investment made May 12, 2006
Performance for other share classes will vary due to differences in fee structure.

Value on November 30, 2014
Institutional Class — $13,426**

MSCI Emerging Markets Index — $14,361

*From May 12, 2006, the Institutional Class’s inception date. Not annualized.
**Ending value would have been lower if a portion of the management fee had not been waived.

Total Annual Fund Operating Expenses
Institutional Class	R6 Class
1.53%	1.38%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

3

Portfolio Commentary

Portfolio Managers: Patricia Ribeiro and Anthony Han

Performance Summary

NT Emerging Markets advanced 2.02%* for the 12 months ended November 30, 2014. The portfolio’s benchmark, the MSCI Emerging Markets Index, advanced 1.06% for the same period.

Emerging markets stocks struggled with sluggish global growth and an overall volatile backdrop, which contributed to weak 12-month performance for the broad benchmark. Early in the period, stocks in developing countries generally slumped on news the U.S. Federal Reserve (the Fed) would gradually unwind its massive bond-buying program, which had helped buoy investments in emerging nations. But, emerging markets investors slowly grew more comfortable with waning quantitative easing from the Fed, as other leading central banks, including the European Central Bank (ECB) and the Bank of Japan (BOJ), maintained aggressive stimulus programs. Optimism about improving U.S. economic growth and continued accommodations from other central banks helped spark a strong rally among emerging market stocks during the second calendar quarter of 2014. That rally was short-lived, though, as concerns about divergence in central bank policy and global economic growth took center stage. A continued slowdown in China’s economic growth outlook also weighed on the broad emerging markets benchmark.

Political unrest also triggered volatility within the emerging markets. In particular, the ongoing Russia-Ukraine conflict; a military coup in Thailand; numerous election-related uncertainties, particularly in Brazil; mounting turmoil throughout the Middle East; and pro-democracy protests in Hong Kong pressured stocks. Not all the political news was negative, though, as voters in India elected a pro-business prime minister. Meanwhile, commodity prices (particularly oil) plunged, driving down stocks in many emerging market nations, and the U.S. dollar soared, stifling currency values throughout much of the developing world.

The fund outperformed its benchmark during the period, primarily due to positioning in the information technology, materials, and financials sectors. Regionally, stock selection and underweight positions in Brazil and South Korea, along with stock selection in South Africa, also contributed to the fund’s outperformance.

Internet Company Was a Top Contributor

Within the top-performing information technology sector, the internet and software services industry was a leading contributor. An overweight position in China’s Tencent Holdings, one of the largest holdings in the portfolio, drove the fund’s performance in that industry. The company, which offers interactive games, instant messaging, videos, and other services, benefited from the growth of internet-related services in China.

In addition, within the South Korean market, an overweight position in CJ Korea Express, a logistics firm, was among the fund’s top contributors. The company experienced strong growth and increasing market share with the recovery in its parcel delivery business, largely stemming from growth in online shopping. The company also reported improving margins due to cost savings. Furthermore, a rival firm’s switch to weekday-only delivery further supported the stock.

* All fund returns referenced in this commentary are for Institutional Class shares. Returns would have been lower if a portion of the management fee had not been waived. Performance for other share classes will vary due to differences in fee structure; when Institutional Class performance exceeds that of the fund's benchmark, other share classes may not. See page 3 for returns for all share classes.

4

Growth in online shopping also boosted China-based Vipshop Holdings. A portfolio-only position in the company was among the fund’s top contributors for the 12-month period. Growing consumer demand for quality goods, insufficient purchasing channels, and lack of promotional discounts for foreign brands in China have led to a rapidly growing online shopping market. As China’s leading online discount retailer for brands through flash sales, Vipshop has benefited from this trend.

India, China, Russia Were Main Detractors

Stock selection and underweight positions in India, China, and Russia detracted from relative results. In terms of sector exposure, stock selection in the energy, industrials, and utilities sectors weighed on the fund’s relative performance. An overweight position in industrials and an underweight in utilities also detracted from results.

An overweight position in China Oilfield Services was among the largest performance detractors. The China-based company, which specializes in deepwater drilling, retreated early in the period, as weak results from Western markets lowered demand and hurt pricing for its services. The company also projected 2014 revenues would grow at a lower rate than in recent quarters. As the period progressed, the company’s stock suffered further due to tumbling oil prices. We exited the position.

A portfolio-only position in Turkey’s Pegasus Hava Tasimaciligi, a low-cost airline, also was among the largest detractors for the period. Competitor Turkish Airlines moved capacity from Istanbul Atatürk International Airport to the smaller airport in Istanbul, Sabiha Gokcen International Airport, which is Pegasus’ main hub. This move created more competition for Pegasus in its domestic routes, affecting yields and driving down the company’s stock price.

A portfolio-only position in Russia’s Mail.ru Group also detracted from fund performance. The company, which provides various online communication products and entertainment services for Russian speakers worldwide, announced a 2014 revenue outlook below analyst expectations given the macroeconomic slowdown. Furthermore, Russia’s actions in Ukraine prompted many investors to exit Russian stocks given heightened geopolitical risks. We sold the fund's position in the company.

Outlook

In managing the fund, our primary emphasis is at the company level, where we invest in firms we believe have considerable earnings acceleration potential. That said, we believe slower growth in China will present challenges for Asia and emerging markets commodity producers more broadly. However, we also believe lower oil prices should support many emerging markets by reducing import prices and restraining inflation. Furthermore, global liquidity received another boost late in the period, as the BOJ, and to a lesser extent the ECB, expanded their stimulus efforts. Growth in the U.S. has held up relatively well without pushing inflation higher, largely due to a stronger dollar and falling oil prices. We believe this presents an ideal combination for emerging markets, as it reduces the pressure on the Fed to aggressively hike rates.

5

Fund Characteristics

NOVEMBER 30, 2014
Top Ten Holdings	% of net assets
Taiwan Semiconductor Manufacturing Co. Ltd.	4.5%
Tencent Holdings Ltd.	3.9%
Itau Unibanco Holding SA ADR	3.2%
Samsung Electronics Co. Ltd.	2.6%
China Mobile Ltd.	2.2%
Credicorp Ltd.	1.8%
Cemex SAB de CV ADR	1.8%
Vipshop Holdings Ltd. ADR	1.7%
Ping An Insurance Group Co., H Shares	1.7%
CJ Korea Express Co. Ltd.	1.6%

Types of Investments in Portfolio	% of net assets
Foreign Common Stocks	98.2%
Temporary Cash Investments	2.5%
Other Assets and Liabilities	(0.7)%

Investments by Country	% of net assets
China	21.9%
South Korea	11.7%
Taiwan	10.7%
Brazil	10.6%
South Africa	8.3%
India	6.5%
Mexico	5.0%
Indonesia	3.2%
Turkey	3.1%
Thailand	2.8%
Russia	2.2%
Poland	2.0%
Other Countries	10.2%
Cash and Equivalents*	1.8%
*Includes temporary cash investments and other assets and liabilities.

6

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from June 1, 2014 to November 30, 2014.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

7

	Beginning Account Value 6/1/14	Ending Account Value 11/30/14	Expenses Paid During Period(1) 6/1/14 - 11/30/14	Annualized Expense Ratio(1)
Actual
Institutional Class (after waiver)	$1,000	$1,019.80	$6.33	1.25%
Institutional Class (before waiver)	$1,000	$1,019.80(2)	$7.60	1.50%
R6 Class (after waiver)	$1,000	$1,019.80	$5.57	1.10%
R6 Class (before waiver)	$1,000	$1,019.80(2)	$6.84	1.35%
Hypothetical
Institutional Class (after waiver)	$1,000	$1,018.80	$6.33	1.25%
Institutional Class (before waiver)	$1,000	$1,017.55	$7.59	1.50%
R6 Class (after waiver)	$1,000	$1,019.55	$5.57	1.10%
R6 Class (before waiver)	$1,000	$1,018.30	$6.83	1.35%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

(2)	Ending account value assumes the return earned after waiver and would have been lower if a portion of the management fee had not been waived.

8

Schedule of Investments

NOVEMBER 30, 2014

	Shares	Value
COMMON STOCKS — 98.2%
Brazil — 10.6%
BB Seguridade Participacoes SA	289,100	$3,704,452
BRF SA ADR	119,610	3,111,056
Cia Brasileira de Distribuicao Grupo Pao de Acucar ADR	38,160	1,606,918
Cielo SA	192,000	3,231,580
Estacio Participacoes SA	185,000	2,022,651
Hypermarcas SA(1)	371,600	2,515,064
Itau Unibanco Holding SA ADR	705,945	10,631,532
Kroton Educacional SA	604,332	4,177,118
Lojas Americanas SA Preference Shares	285,200	1,869,346
Ultrapar Participacoes SA	122,000	2,596,612
		35,466,329
Chile — 0.5%
SACI Falabella	204,928	1,476,904
China — 21.9%
Alibaba Group Holding Ltd. ADR(1)	38,047	4,247,567
Brilliance China Automotive Holdings Ltd.	2,452,000	4,179,806
China Mobile Ltd.	598,000	7,367,770
China Overseas Land & Investment Ltd.	1,226,000	3,683,414
CNOOC Ltd.	3,086,000	4,512,458
CSR Corp. Ltd., H Shares	4,966,000	5,052,286
ENN Energy Holdings Ltd.	310,000	1,894,716
Great Wall Motor Co. Ltd., H Shares	838,000	4,224,983
Industrial & Commercial Bank of China Ltd., H Shares	8,074,095	5,476,257
Ping An Insurance Group Co., H Shares	663,000	5,561,155
Shenzhou International Group Holdings Ltd.	1,163,000	3,869,044
Sinotrans Ltd., H Shares	5,916,000	4,462,603
Tencent Holdings Ltd.	811,400	12,973,611
Vipshop Holdings Ltd. ADR(1)	248,560	5,682,082
		73,187,752
Colombia — 0.8%
Cemex Latam Holdings SA(1)	339,770	2,589,623
Egypt — 1.1%
Commercial International Bank Egypt S.A.E.	524,110	3,621,098
Greece — 1.2%
OPAP SA	189,120	2,370,426
Titan Cement Co. SA	73,430	1,740,302
		4,110,728
Hong Kong — 0.8%
Qihoo 360 Technology Co. Ltd. ADR(1)	35,760	2,658,041
India — 6.5%
Bharti Infratel Ltd.	686,038	3,318,255
HCL Technologies Ltd.	169,580	4,542,766
HDFC Bank Ltd.	340,172	5,246,888
ICICI Bank Ltd. ADR	60,410	3,557,545

9

	Shares	Value
Larsen & Toubro Ltd.	87,390	$2,308,642
Tata Motors Ltd.	327,316	2,814,005
		21,788,101
Indonesia — 3.2%
PT Bank Rakyat Indonesia (Persero) Tbk	3,758,100	3,549,009
PT Matahari Department Store Tbk	2,847,500	3,499,877
PT Tower Bersama Infrastructure Tbk	4,753,400	3,670,993
		10,719,879
Malaysia — 1.7%
Axiata Group Bhd	1,638,100	3,419,065
Sapurakencana Petroleum Bhd	2,517,600	2,084,044
		5,503,109
Mexico — 5.0%
Alsea SAB de CV(1)	602,369	1,861,636
Cemex SAB de CV ADR(1)	482,746	6,039,152
Grupo Mexico SAB de CV	887,090	2,911,167
Infraestructura Energetica Nova SAB de CV	565,100	3,317,046
Promotora y Operadora de Infraestructura SAB de CV(1)	200,481	2,497,097
		16,626,098
Peru — 1.8%
Credicorp Ltd.	36,724	6,083,698
Philippines — 1.6%
Universal Robina Corp.	1,212,460	5,267,809
Poland — 2.0%
Alior Bank SA(1)	103,690	2,434,218
Cyfrowy Polsat SA	129,611	951,337
Powszechny Zaklad Ubezpieczen SA	23,348	3,330,324
		6,715,879
Qatar — 0.7%
Qatar National Bank SAQ	34,150	2,145,556
Russia — 2.2%
Magnit PJSC GDR	61,732	3,571,196
MMC Norilsk Nickel OJSC ADR	97,080	1,724,141
NovaTek OAO GDR	20,879	1,973,066
		7,268,403
South Africa — 8.3%
Aspen Pharmacare Holdings Ltd.	136,716	4,937,935
Capitec Bank Holdings Ltd.	137,000	3,912,289
Discovery Holdings Ltd.	434,398	4,373,496
Mr Price Group Ltd.	212,900	4,540,303
MTN Group Ltd.	171,770	3,383,829
Naspers Ltd., N Shares	30,982	4,011,553
Sasol Ltd.	61,290	2,556,529
		27,715,934
South Korea — 11.7%
CJ Korea Express Co. Ltd.(1)	30,910	5,482,030
Coway Co. Ltd.	41,020	3,198,816
Daewoo International Corp.	108,800	3,358,418
Hyundai Development Co-Engineering & Construction	128,820	4,127,542
LG Display Co. Ltd.(1)	147,020	4,505,013

10

	Shares	Value
LG Household & Health Care Ltd.	4,600	$2,586,579
Naturalendo Tech Co. Ltd.(1)	46,894	2,264,388
Samsung Electronics Co. Ltd.	7,481	8,689,965
Shinhan Financial Group Co. Ltd.	72,440	3,242,948
SK Hynix, Inc.(1)	38,150	1,654,504
		39,110,203
Taiwan — 10.7%
Chailease Holding Co. Ltd.	1,100,000	2,825,753
Ginko International Co. Ltd.	237,000	2,630,568
Hiwin Technologies Corp.	193,420	1,624,984
Hon Hai Precision Industry Co. Ltd.	767,240	2,404,791
Hota Industrial Manufacturing Co. Ltd.	1,205,000	2,196,042
Largan Precision Co. Ltd.	49,000	3,776,234
MediaTek, Inc.	228,000	3,425,802
Taiwan Semiconductor Manufacturing Co. Ltd.	3,314,774	15,156,007
TPK Holding Co. Ltd.	266,000	1,710,445
		35,750,626
Thailand — 2.8%
CP ALL PCL	1,715,600	2,298,962
Kasikornbank PCL NVDR	512,100	3,852,252
Thaicom PCL	2,783,300	3,136,351
		9,287,565
Turkey — 3.1%
BIM Birlesik Magazalar AS	106,646	2,371,618
Pegasus Hava Tasimaciligi AS(1)	122,690	1,789,482
TAV Havalimanlari Holding AS	419,268	3,586,068
Ulker Biskuvi Sanayi AS	347,010	2,608,746
		10,355,914
TOTAL COMMON STOCKS (Cost $275,348,267)		327,449,249
TEMPORARY CASH INVESTMENTS — 2.5%
State Street Institutional Liquid Reserves Fund, Premier Class (Cost $8,437,806)	8,437,806	8,437,806
TOTAL INVESTMENT SECURITIES — 100.7% (Cost $283,786,073)		335,887,055
OTHER ASSETS AND LIABILITIES — (0.7)%		(2,252,697)
TOTAL NET ASSETS — 100.0%		$333,634,358

11

MARKET SECTOR DIVERSIFICATION
(as a % of net assets)
Financials	23.4%
Information Technology	20.5%
Consumer Discretionary	15.9%
Industrials	10.1%
Consumer Staples	7.8%
Telecommunication Services	7.3%
Materials	4.5%
Energy	4.1%
Health Care	3.0%
Utilities	1.6%
Cash and Equivalents*	1.8%
*Includes temporary cash investments and other assets and liabilities.

NOTES TO SCHEDULE OF INVESTMENTS
ADR	-	American Depositary Receipt
GDR	-	Global Depositary Receipt
NVDR	-	Non-Voting Depositary Receipt
OJSC	-	Open Joint Stock Company
PJSC	-	Public Joint Stock Company
(1) Non-income producing.

See Notes to Financial Statements.

12

Statement of Assets and Liabilities

NOVEMBER 30, 2014
Assets
Investment securities, at value (cost of $283,786,073)	$335,887,055
Cash	6,093
Foreign currency holdings, at value (cost of $429,060)	429,061
Receivable for investments sold	1,200,820
Receivable for capital shares sold	2,401
Dividends and interest receivable	106,109
Other assets	11,624
337,643,163

Liabilities
Payable for investments purchased	2,263,754
Payable for capital shares redeemed	1,175,260
Accrued management fees	332,678
Accrued foreign taxes	237,113
4,008,805

Net Assets	$333,634,358

Net Assets Consist of:
Capital (par value and paid-in surplus)	$287,927,780
Undistributed net investment income	730,914
Accumulated net realized loss	(6,883,049)
Net unrealized appreciation	51,858,713
$333,634,358

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Institutional Class, $0.01 Par Value	$323,641,048	29,863,322	$10.84
R6 Class, $0.01 Par Value	$9,993,310	921,607	$10.84

See Notes to Financial Statements.

13

Statement of Operations

YEAR ENDED NOVEMBER 30, 2014
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $603,612)	$5,105,392
Interest	844
5,106,236

Expenses:
Management fees	4,495,920
Directors' fees and expenses	7,163
Other expenses	3,303
4,506,386
Fees waived	(751,914)
3,754,472

Net investment income (loss)	1,351,764

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions (net of foreign tax expenses paid (refunded) of $30,281)	6,473,813
Foreign currency transactions	(378,925)
6,094,888

Change in net unrealized appreciation (depreciation) on:
Investments (includes (increase) decrease in accrued foreign taxes of $(183,093))	1,019,987
Translation of assets and liabilities in foreign currencies	1,402
1,021,389

Net realized and unrealized gain (loss)	7,116,277

Net Increase (Decrease) in Net Assets Resulting from Operations	$8,468,041

See Notes to Financial Statements.

14

Statement of Changes in Net Assets

YEARS ENDED NOVEMBER 30, 2014 AND NOVEMBER 30, 2013
Increase (Decrease) in Net Assets	November 30, 2014	November 30, 2013
Operations
Net investment income (loss)	$1,351,764	$847,359
Net realized gain (loss)	6,094,888	(509,010)
Change in net unrealized appreciation (depreciation)	1,021,389	14,903,031
Net increase (decrease) in net assets resulting from operations	8,468,041	15,241,380

Distributions to Shareholders
From net investment income:
Institutional Class	(1,117,830)	(935,022)
R6 Class	(15,761)	—
Decrease in net assets from distributions	(1,133,591)	(935,022)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	54,902,713	87,813,658

Net increase (decrease) in net assets	62,237,163	102,120,016

Net Assets
Beginning of period	271,397,195	169,277,179
End of period	$333,634,358	$271,397,195

Undistributed net investment income	$730,914	$379,863

See Notes to Financial Statements.

15

Notes to Financial Statements

NOVEMBER 30, 2014

1. Organization

American Century World Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. NT Emerging Markets Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified as defined under the 1940 Act. The fund’s investment objective is to seek capital growth. The fund is not permitted to invest in securities issued by companies assigned the Global Industry Classification Standard for the tobacco industry.

The fund offers the Institutional Class and the R6 Class, which have different fees and expenses. The difference in the fee structures between the classes is not the result of any difference in advisory or custodial fees or other expenses related to management of the fund’s assets, which do not vary by class. The fund’s R6 Class shares are available for purchase exclusively by certain American Century Investments funds of funds that are offered only through employer-sponsored retirement plans where a financial intermediary provides retirement recordkeeping services to plan participants. Because financial intermediaries do not receive any service, distribution or administrative fees for offering such funds of funds, American Century Investment Management, Inc. (ACIM) (the investment advisor) is able to charge the R6 Class a lower unified management fee. Sale of the R6 Class commenced on July 26, 2013.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Fixed income securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors: trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not

16

limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes. Certain countries impose taxes on realized gains on the sale of securities registered in their country. The fund records the foreign tax expense, if any, on an accrual basis. The foreign tax expense on realized gains and unrealized appreciation reduces the net realized gain (loss) on investment transactions and net unrealized appreciation (depreciation) on investments, respectively.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that ACIM has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

17

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually. The fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code, in all events in a manner consistent with provisions of the 1940 Act.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc., and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. Various funds issued by American Century Asset Allocation Portfolios, Inc. own, in aggregate, 100% of the shares of the fund. Related parties do not invest in the fund for the purpose of exercising management or control.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that have very similar investment teams and investment strategies (strategy assets). The strategy assets of the fund also include the assets of Emerging Markets Fund, one fund in a series issued by the corporation. The annual management fee schedule ranges from 1.050% to 1.650% for the Institutional Class and 0.900% to 1.500% for the R6 Class. During the year ended November 30, 2014, the investment advisor voluntarily agreed to waive 0.250% of its management fee. The investment advisor expects the fee waiver to continue through March 31, 2015, and cannot terminate it without the approval of the Board of Directors. The total amount of the waiver for each class for the year ended November 30, 2014 was $736,825 and $15,089 for the Institutional Class and R6 Class, respectively. The effective annual management fee before waiver for each class for the year ended November 30, 2014 was 1.50% for the Institutional Class and 1.35% for the R6 Class. The effective annual management fee after waiver for each class for the year ended November 30, 2014 was 1.25% for the Institutional Class and 1.10% for the R6 Class.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. Fees and expenses incurred in conjunction with the directors during the year ended November 30, 2014 are detailed in the Statement of Operations. The fund’s officers do not receive compensation from the fund.

18

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended November 30, 2014 were $299,498,975 and $249,752,558, respectively.

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended November 30, 2014		Year ended November 30, 2013(1)
	Shares	Amount	Shares	Amount
Institutional Class/Shares Authorized	100,000,000		100,000,000
Sold	7,570,217	$79,221,462	9,378,494	$96,078,378
Issued in reinvestment of distributions	108,942	1,117,830	90,253	935,022
Redeemed	(3,027,271)	(32,862,933)	(1,106,676)	(11,438,585)
	4,651,888	47,476,359	8,362,071	85,574,815
R6 Class/Shares Authorized	50,000,000		50,000,000
Sold	781,648	8,202,595	223,318	2,344,206
Issued in reinvestment of distributions	1,539	15,761	—	—
Redeemed	(74,953)	(792,002)	(9,945)	(105,363)
	708,234	7,426,354	213,373	2,238,843
Net increase (decrease)	5,360,122	$54,902,713	8,575,444	$87,813,658

(1) July 26, 2013 (commencement of sale) through November 30, 2013 for the R6 Class.

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

19

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks
Brazil	$15,349,506	$20,116,823	—
China	9,929,649	63,258,103	—
Hong Kong	2,658,041	—	—
India	3,557,545	18,230,556	—
Mexico	6,039,152	10,586,946	—
Peru	6,083,698	—	—
Other Countries	—	171,639,230	—
Temporary Cash Investments	8,437,806	—	—
	$52,055,397	$283,831,658	—

7. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions. Investing in emerging markets may accentuate these risks.

8. Federal Tax Information

The tax character of distributions paid during the years ended November 30, 2014 and November 30, 2013 were as follows:

	2014	2013
Distributions Paid From
Ordinary income	$1,133,591	$935,022
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

20

As of November 30, 2014, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$285,104,524
Gross tax appreciation of investments	$59,661,862
Gross tax depreciation of investments	(8,879,331)
Net tax appreciation (depreciation) of investments	50,782,531
Net tax appreciation (depreciation) on translation of assets and liabilities in foreign currencies	(242,269)
Net tax appreciation (depreciation)	$50,540,262
Undistributed ordinary income	$753,912
Accumulated short-term capital losses	$(5,587,596)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. Any unlimited losses will be required to be utilized prior to the losses which carry an expiration date. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. Capital loss carryovers of $(1,146,451) expire in 2017 and the remaining losses are unlimited.

21

Financial Highlights

For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Institutional Class
2014	$10.67	0.05	0.16	0.21	(0.04)	$10.84	2.02%	1.25%	1.50%	0.45%	0.20%	84%	$323,641
2013	$10.05	0.04	0.63	0.67	(0.05)	$10.67	6.66%	1.42%	1.52%	0.38%	0.28%	76%	$269,117
2012	$8.94	0.05	1.07	1.12	(0.01)	$10.05	12.51%	1.54%	1.54%	0.50%	0.50%	101%	$169,277
2011	$10.24	0.04	(1.34)	(1.30)	—	$8.94	(12.70)%	1.52%	1.52%	0.37%	0.37%	87%	$119,682
2010	$8.86	0.02	1.37	1.39	(0.01)	$10.24	15.73%	1.52%	1.52%	0.19%	0.19%	94%	$91,110
R6 Class
2014	$10.68	0.06	0.16	0.22	(0.06)	$10.84	2.11%	1.10%	1.35%	0.60%	0.35%	84%	$9,993
2013(3)	$9.90	(0.01)	0.79	0.78	—	$10.68	7.88%	1.12%(4)	1.37%(4)	(0.37)%(4)	(0.62)%(4)	76%(5)	$2,280

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

(3)	July 26, 2013 (commencement of sale) through November 30, 2013.

(4)	Annualized.

(5)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended November 30, 2013.

See Notes to Financial Statements.

22

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of
American Century World Mutual Funds, Inc.:
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of NT Emerging Markets Fund (the “Fund”), one of the funds constituting American Century World Mutual Funds, Inc., as of November 30, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2014, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of NT Emerging Markets Fund of American Century World Mutual Funds, Inc. as of November 30, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Kansas City, Missouri
January 16, 2015

23

Management
The Board of Directors
The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). Mr. Fink is treated as an “interested person” because of his recent employment with ACC and American Century Services, LLC (ACS). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and ACS, and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas A. Brown (1940)	Director	Since 1980	Managing Member, Associated Investments, LLC (real estate investment company); Brown Cascade Properties, LLC (real estate investment company) (2001 to 2009)	73	None
Andrea C. Hall (1945)	Director	Since 1997	Retired	73	None
Jan M. Lewis (1957)	Director	Since 2011	Retired; President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization) (2006 to 2013)	73	None
James A. Olson (1942)	Director and Chairman of the Board	Since 2007 (Chairman since 2014)	Member, Plaza Belmont LLC (private equity fund manager)	73	Saia, Inc. (2002 to 2012) and EPR Properties (2003 to 2013)

24

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
M. Jeannine Strandjord (1945)	Director	Since 1994	Retired	73	Euronet Worldwide Inc.; MGP Ingredients, Inc.; Charming Shoppes, Inc. (2006 to 2010); and DST Systems Inc. (1996 to 2012)
John R. Whitten (1946)	Director	Since 2008	Retired	73	Rudolph Technologies, Inc.
Stephen E. Yates (1948)	Director	Since 2012	Retired; Executive Vice President, Technology & Operations, KeyCorp. (computer services) (2004 to 2010)	73	Applied Industrial Technologies, Inc. (2001 to 2010)
Interested Directors
Barry Fink (1955)	Director	Since 2012	Retired; Executive Vice President, ACC (September 2007 to February 2013); President, ACS (October 2007 to February 2013); Chief Operating Officer, ACC (September 2007 to November 2012)	73	None
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	118	BioMed Valley Discoveries, Inc.

The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

25

Officers
The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (March 2014 to present); Chief Compliance Officer, ACIM (February 2014 to present); Chief Compliance Officer, ACIS (October 2009 to present); Vice President, Client Interactions and Marketing, ACIS (February 2013 to January 2014); Director, Client Interactions and Marketing, ACIS (June 2007 to January 2013). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

26

Approval of Management Agreement

At a meeting held on June 18, 2014, the Fund’s Board of Directors unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors (the “Directors”), including a majority of the independent Directors, each year.

Prior to its consideration of the renewal of the management agreement, the Board requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continuous basis and the information received was supplemental to the extensive information that the Board and its committees receive and consider throughout the year.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided by the Advisor to the Fund;

•	the wide range of other programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

•	the Fund’s investment performance compared to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	the cost of owning the Fund compared to the cost of owning similar funds;

•	the Advisor’s compliance policies, procedures, and regulatory experience;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	possible economies of scale associated with the Advisor’s management of the Fund and other accounts under its management;

•	the services provided and charges to other investment management clients of the Advisor;

•	acquired fund fees and expenses; and

•	any collateral benefits derived by the Advisor from the management of the Fund.

In keeping with its practice, the Board held two in-person meetings and one telephonic meeting to review and discuss the information provided. The independent Directors also had the benefit of the advice of their independent counsel throughout the process.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel, and evaluated such information for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

27

Nature, Extent and Quality of Services — Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that under the management agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services (except the independent Directors’ counsel)

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution (except Rule 12b-1 plans)

The Board noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review detailed performance information during the management agreement approval process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was above its benchmark for the one-, three-, and five-year periods reviewed by the Board. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor. The Board

28

found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund (pre- and post-distribution), its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. The financial information regarding the Advisor is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s independent directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of its peers. The unified fee charged to shareholders of the Fund was above the median of the total expense ratios of the Fund’s peer expense universe and was within the range of its peer expense group. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

29

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions and concluded that this research is likely to benefit Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded, however, that the assets of those other clients are not material to the analysis and, where applicable, may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors, taking into account all of the factors discussed above and the information provided by the Advisor and others, concluded that the management agreement between the Fund and the Advisor is fair and reasonable in light of the services provided and should be renewed.

30

Additional Information

Retirement Account Information
As required by law, distributions you receive from certain IRAs are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
Distributions you receive from 403(b), 457 and qualified plans are subject to special tax and withholding rules. Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution. If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies
A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on the "About Us" page of American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

31

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended November 30, 2014.

For the fiscal year ended November 30, 2014, the fund intends to pass through to shareholders $603,612, or up to the maximum amount allowable, as a foreign tax credit which represents taxes paid on income derived from sources within foreign countries or possessions of the United States. During the fiscal year ended November 30, 2014, the fund earned $5,701,729 from income derived from foreign sources. Foreign source income and foreign tax expense per outstanding share on November 30, 2014 are $0.1852 and $0.0196, respectively.

32

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century World Mutual Funds, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2015 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-84126 1501

ANNUAL REPORT	NOVEMBER 30, 2014

NT International Growth Fund

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Dear Investor:

Thank you for reviewing this annual report for the 12 months ended November 30, 2014. It provides investment performance and portfolio information for the reporting period, plus longer-term historical performance data.

Annual reports remain important vehicles for conveying information about fund returns, including market and economic factors that affected performance during the reporting period. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Jonathan Thomas

Favorable Fiscal Year for U.S. Investments, While Non-U.S. Lagged

“Global divergence” between the U.S. and the rest of the world emerged as a prevalent theme during the reporting period. As 2014 approached its conclusion, the U.S. appeared to be on a different economic and monetary policy track than most other nations. This theme covered not only the stronger economic growth enjoyed by the U.S. compared with the rest of the world, but also the related contrast between the U.S. Federal Reserve’s unwinding of monetary stimulus versus the continuation and expansion of monetary stimulus by most other central banks.

Global divergence could also generally describe the broad difference between investment returns for U.S. and non-U.S. markets. The perceived strength, safe-haven qualities, and higher yields of U.S. investments attracted global demand. For the reporting period, the S&P 500 Index, the Barclays U.S. Aggregate Bond Index, and the U.S. Dollar Index returned 16.86%, 5.27%, and 9.34%, respectively. By contrast, for U.S. investors unhedged for currency exposure (the dollar’s strength reduced the returns of non-dollar-denominated securities when they were converted to dollars), the MSCI EAFE Index, the MSCI Emerging Markets Index, and the Barclays Global Aggregate Bond Index (ex-USD, unhedged) returned -0.02%, 1.06%, and -2.53%, respectively.

We expect global divergence in economic growth and monetary policies to continue well into 2015, aligned with expectations that the Federal Reserve might finally start raising short-term U.S. interest rates. However, global economic weakness (reflected in recent commodity price declines) and low inflation might delay the rate hikes until the second half of 2015. In this environment, we continue to believe in a disciplined, diversified, long-term investment approach, using professionally managed stock and bond portfolios to meet financial goals. We appreciate your continued trust in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Performance

Total Returns as of November 30, 2014
			Average Annual Returns
	Ticker Symbol	1 year	5 years	Since Inception	Inception Date
Institutional Class	ACLNX	1.26%	8.45%	3.68%	5/12/06
MSCI EAFE Index	—	-0.02%	6.38%	2.22%	—
MSCI EAFE Growth Index	—	0.65%	7.36%	2.85%	—
R6 Class	ACDNX	1.43%	—	8.05%	7/26/13

Growth of $10,000 Over Life of Class
$10,000 investment made May 12, 2006
Performance for other share classes will vary due to differences in fee structure.

Value on November 30, 2014
Institutional Class — $13,630

MSCI EAFE Index — $12,063

MSCI EAFE Growth Index — $12,718

*From May 12, 2006, the Institutional Class’s inception date. Not annualized.

Total Annual Fund Operating Expenses
Institutional Class	R6 Class
1.02%	0.87%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

3

Portfolio Commentary

Portfolio Manager: Raj Gandhi

As of May 1, Alex Tedder left the fund's management team.

Performance Summary

NT International Growth advanced 1.26%* for the 12 months ended November 30, 2014. The portfolio’s benchmark, the MSCI EAFE Index, declined -0.02% for the same period.

Non-U.S. stocks generally struggled during the 12-month period, as geopolitical risks and sluggish global growth triggered uncertainty and market volatility. As the period unfolded, global growth decoupled, with the U.S. leading the way. Stronger relative growth in the U.S. led to a divergence in central bank policy, with the U.S. Federal Reserve scaling back its stimulus efforts as other leading central banks, including the European Central Bank (ECB) and the Bank of Japan (BOJ), maintained aggressive programs in response to weakening growth and low inflation. In Europe, growth stalled during the period, and concerns about deflation prompted the ECB to slash its key interest rates and initiate a selective bond-buying program. In Japan, growth weakened following an April 1 hike in the nation’s consumption tax, and late in the period the nation slipped into another recession. The BOJ responded with additional monetary easing, and the government postponed the next scheduled hike in the nation’s consumption tax. Diverging central bank policies also helped trigger a strong U.S. dollar rally, which served to further reduce non-U.S. stock returns for U.S.-based investors. The dollar’s relative strength, combined with mounting global supply/demand imbalances, also caused commodities prices (particularly oil) to weaken.

Meanwhile, political unrest also contributed to the challenging investment backdrop. In particular, the ongoing Russia-Ukraine conflict, mounting turmoil throughout the Middle East, and pro-democracy protests in Hong Kong pressured non-U.S. stocks.

Early in the period, investors generally favored value stocks over growth stocks. But this sentiment changed as the period progressed. Fundamentals returned to focus and investors reacted to company-specific events, providing a boost to the growth-oriented stocks the fund favors. Overall, the fund outperformed its benchmark during the period, primarily due to positioning in the information technology, consumer discretionary, and health care sectors. Regionally, an out-of-benchmark position in emerging markets (particularly China), which outpaced non-U.S. developed market stocks during the period, aided relative performance. Stock selection in the U.K. and Denmark, along with an overweight position in Denmark, also contributed to the fund’s outperformance.

Jewelry Retailer Was a Top Contributor

Within the top-performing consumer discretionary sector, the luxury goods industry was a leading contributor. An overweight position in Denmark’s Pandora drove the fund’s performance in that industry and was among the fund’s top overall performers. The jewelry and charm maker and retailer advanced on strong earnings, favorable exposure to U.S. consumers and the improving U.S. economy, expanding store presence (especially in new markets such as China), and successful new product launches.

In addition, within the top-performing U.K. market, an overweight position in Ashtead Group, a construction equipment rental firm, was among the fund’s top contributors. The company benefited

*
All fund returns referenced in this commentary are for Institutional Class shares. Performance for other share classes will vary due to differences in fee structure; when Institutional Class performance exceeds that of the fund's benchmark, other share classes may not. See page 3 for returns for all share classes.

4

from strong underlying demand and pricing trends, particularly in its key U.S. market. Late in the period, Ashtead said it expected full-year results to exceed previous projections, driving additional stock gains.

In the health care sector, an overweight position in Shire, a U.K.-based pharmaceutical firm, was a leading contributor to fund performance. Shire’s stock price advanced as the company received—and ultimately rejected—a takeover offer from U.S.-based AbbVie.

Financials Sector Was Main Laggard

Stock selection in the financials, telecommunication services, and utilities sectors, along with underweight positions in telecommunication services and utilities, detracted from relative performance. Regionally, positioning in France, Spain, and Hong Kong weighed on relative results.

An overweight position in Weir Group, a U.K.-based provider of products and services for the minerals, oil and gas, power, and industrial markets, was a main performance detractor, declining primarily due to plunging oil prices. Late in the period, we reduced the fund’s position in Weir Group on concerns about declining capital spending budgets and a reduction in drilling activity.

Similarly, an overweight position in the U.K.’s BG Group, an oil and natural gas producer, was among the fund’s largest detractors. The company’s stock price weakened along with the decline in oil prices.

Within the financials sector, an overweight position in Japan’s ORIX Corp., a diversified financial services company, was a prominent detractor. Early in the period, as the perception grew that Japan’s economy would fade rapidly after the April 1 consumption tax increase, Japan-based stocks broadly sold off—especially within the financials sector.

Outlook

Despite the uncertainties in Europe, we continue to find companies that meet our criteria of demonstrating improving, sustainable growth. Specifically, we remain focused on European-based companies with exposure to the strengthening U.S. economy and those benefiting from company-specific or secular growth stories. We are maintaining a slight underweight position in Japan, favoring companies that can take advantage of a weak yen and firms advancing due to strong secular growth trends. The emerging markets continue to contend with slowing growth and persistent inflationary pressures. We remain selective, focusing on companies we believe are demonstrating sustainable fundamental improvements. We also favor emerging market companies benefiting from strong secular trends, such as the growing demand for internet services in China.

5

Fund Characteristics

NOVEMBER 30, 2014
Top Ten Holdings	% of net assets
Roche Holding AG	3.0%
Nestle SA	2.0%
Novartis AG	2.0%
Pandora A/S	1.9%
Bayer AG	1.8%
Nidec Corp.	1.8%
ASML Holding NV	1.8%
Associated British Foods plc	1.7%
Ashtead Group plc	1.7%
Keyence Corp.	1.6%

Types of Investments in Portfolio	% of net assets
Foreign Common Stocks	97.1%
Temporary Cash Investments	2.5%
Other Assets and Liabilities	0.4%

Investments by Country	% of net assets
United Kingdom	22.1%
Japan	17.2%
Switzerland	10.3%
France	6.3%
Netherlands	5.7%
Germany	5.3%
China	4.2%
Denmark	4.2%
India	2.7%
Australia	2.7%
Italy	2.5%
Sweden	2.5%
Spain	2.2%
Belgium	2.1%
Other Countries	7.1%
Cash and Equivalents*	2.9%
*Includes temporary cash investments and other assets and liabilities.

6

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from June 1, 2014 to November 30, 2014.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

7

	Beginning Account Value 6/1/14	Ending Account Value 11/30/14	Expenses Paid During Period(1) 6/1/14 - 11/30/14	Annualized Expense Ratio(1)
Actual
Institutional Class	$1,000	$978.00	$4.81	0.97%
R6 Class	$1,000	$978.90	$4.07	0.82%
Hypothetical
Institutional Class	$1,000	$1,020.21	$4.91	0.97%
R6 Class	$1,000	$1,020.96	$4.15	0.82%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

8

Schedule of Investments

NOVEMBER 30, 2014

	Shares	Value
COMMON STOCKS — 97.1%
Australia — 2.7%
BHP Billiton Ltd.	145,730	$3,834,132
Commonwealth Bank of Australia	125,194	8,598,907
CSL Ltd.	194,265	13,648,831
		26,081,870
Belgium — 2.1%
Anheuser-Busch InBev NV	110,748	13,008,050
KBC Groep NV(1)	126,170	7,216,761
		20,224,811
Brazil — 0.6%
Kroton Educacional SA	850,600	5,879,312
China — 4.2%
Alibaba Group Holding Ltd. ADR(1)	49,293	5,503,071
Baidu, Inc. ADR(1)	51,170	12,542,279
Ctrip.com International Ltd. ADR(1)	88,680	4,795,814
Haier Electronics Group Co. Ltd.	1,835,000	5,122,691
Tencent Holdings Ltd.	568,800	9,094,639
Vipshop Holdings Ltd. ADR(1)	171,700	3,925,062
		40,983,556
Denmark — 4.2%
Coloplast A/S, B Shares	67,810	5,875,877
GN Store Nord A/S	435,280	9,296,720
Novo Nordisk A/S, B Shares	145,420	6,632,204
Pandora A/S	211,990	18,812,221
		40,617,022
France — 6.3%
Accor SA	182,640	8,615,180
Carrefour SA	185,616	5,872,814
Cie Generale d'Optique Essilor International SA	57,111	6,412,626
Schneider Electric SE	116,818	9,528,883
Total SA	188,000	10,517,250
Valeo SA	58,720	7,224,873
Zodiac Aerospace	374,590	12,413,143
		60,584,769
Germany — 5.3%
Bayer AG	116,810	17,567,674
Continental AG	28,781	6,055,285
Daimler AG	107,610	9,072,160
Symrise AG	178,470	10,666,515
Wirecard AG	183,843	7,802,105
		51,163,739

9

	Shares	Value
Hong Kong — 0.6%
Galaxy Entertainment Group Ltd.	926,000	$6,322,388
India — 2.7%
ICICI Bank Ltd. ADR	214,460	12,629,550
Tata Consultancy Services Ltd.	198,470	8,453,085
Tata Motors Ltd. ADR	110,703	5,054,699
		26,137,334
Indonesia — 0.7%
PT Bank Mandiri (Persero) Tbk	7,544,200	6,506,285
Ireland — 1.7%
Bank of Ireland(1)	24,354,936	9,993,769
Ryanair Holdings plc ADR(1)	98,822	6,214,916
		16,208,685
Italy — 2.5%
Intesa Sanpaolo SpA	2,434,660	7,501,843
Luxottica Group SpA	193,254	10,332,974
UniCredit SpA	937,600	6,931,031
		24,765,848
Japan — 17.2%
Daikin Industries Ltd.	149,600	9,923,767
Daito Trust Construction Co. Ltd.	73,000	8,239,902
FANUC Corp.	31,500	5,312,134
Fuji Heavy Industries Ltd.	424,000	15,422,078
Keyence Corp.	33,500	15,469,570
Komatsu Ltd.	244,600	5,791,775
Kubota Corp.	577,000	9,016,005
Mizuho Financial Group, Inc.	3,286,100	5,660,679
Murata Manufacturing Co. Ltd.	85,300	9,215,116
Nidec Corp.	263,300	17,459,442
Nitori Holdings Co. Ltd.	91,100	5,049,387
Ono Pharmaceutical Co. Ltd.	66,900	5,725,511
ORIX Corp.	760,800	10,032,704
Panasonic Corp.	734,700	9,484,292
Rakuten, Inc.	603,327	8,126,352
Seven & I Holdings Co. Ltd.	213,800	7,973,714
Suzuki Motor Corp.	359,100	11,341,831
Unicharm Corp.	298,000	6,820,250
		166,064,509
Mexico — 1.1%
Cemex SAB de CV ADR(1)	822,883	10,294,266
Netherlands — 5.7%
Akzo Nobel NV	153,051	10,573,695
ASML Holding NV	164,614	17,384,262
Boskalis Westminster NV	130,510	7,323,006
ING Groep NV CVA(1)	831,210	12,175,433
NXP Semiconductor NV(1)	97,210	7,563,910
		55,020,306

10

	Shares	Value
Norway — 0.7%
Statoil ASA	362,960	$6,855,184
Russia — 0.7%
Magnit PJSC GDR	119,800	6,930,430
Spain — 2.2%
Bankia SA(1)	6,786,912	11,899,253
Inditex SA	328,675	9,569,499
		21,468,752
Sweden — 2.5%
Electrolux AB	335,580	9,973,048
Skandinaviska Enskilda Banken AB, A Shares	1,048,460	13,850,012
		23,823,060
Switzerland — 10.3%
Adecco SA	174,184	12,231,187
Chocoladefabriken Lindt & Spruengli AG	1,190	5,994,029
Credit Suisse Group AG	305,990	8,176,623
Nestle SA	261,160	19,608,960
Novartis AG	197,046	19,067,323
Roche Holding AG	95,654	28,649,177
Sika AG	1,681	6,398,673
		100,125,972
Taiwan — 0.8%
Taiwan Semiconductor Manufacturing Co. Ltd. ADR	313,791	7,364,675
Turkey — 0.2%
BIM Birlesik Magazalar AS	101,399	2,254,934
United Kingdom — 22.1%
Ashtead Group plc	1,002,523	16,505,014
Associated British Foods plc	337,583	16,889,564
Barclays plc	1,614,610	6,182,733
BG Group plc	617,883	8,688,128
BT Group plc	1,244,810	7,975,899
Bunzl plc	226,860	6,328,785
Burberry Group plc	401,474	10,347,187
Carnival plc	202,090	8,901,739
International Consolidated Airlines Group SA(1)	1,498,330	10,707,289
Intertek Group plc	149,730	5,461,056
Johnson Matthey plc	230,638	11,982,131
Prudential plc	488,260	11,806,007
Reckitt Benckiser Group plc	177,630	14,580,418
Rio Tinto plc	315,296	14,737,831
Royal Bank of Scotland Group plc(1)	2,243,740	13,854,163
Shire plc	151,080	10,753,924
Smith & Nephew plc	540,850	9,377,363
St. James's Place plc	709,590	8,800,532
Weir Group plc (The)	238,130	6,977,950
Whitbread plc	179,668	12,873,019
		213,730,732
TOTAL COMMON STOCKS (Cost $806,634,830)		939,408,439

11

	Shares	Value
TEMPORARY CASH INVESTMENTS — 2.5%
State Street Institutional Liquid Reserves Fund, Premier Class (Cost $23,765,750)	23,765,750	$23,765,750
TOTAL INVESTMENT SECURITIES — 99.6% (Cost $830,400,580)		963,174,189
OTHER ASSETS AND LIABILITIES — 0.4%		3,718,426
TOTAL NET ASSETS — 100.0%		$966,892,615

MARKET SECTOR DIVERSIFICATION
(as a % of net assets)
Consumer Discretionary	19.6%
Financials	17.7%
Industrials	14.7%
Health Care	13.9%
Information Technology	10.5%
Consumer Staples	10.2%
Materials	7.0%
Energy	2.7%
Telecommunication Services	0.8%
Cash and Equivalents*	2.9%
*Includes temporary cash investments and other assets and liabilities.

NOTES TO SCHEDULE OF INVESTMENTS
ADR	-	American Depositary Receipt
CVA	-	Certificaten Van Aandelen
GDR	-	Global Depositary Receipt
PJSC	-	Public Joint Stock Company

(1)	Non-income producing.

See Notes to Financial Statements.

12

Statement of Assets and Liabilities

NOVEMBER 30, 2014
Assets
Investment securities, at value (cost of $830,400,580)	$963,174,189
Cash	2,550
Foreign currency holdings, at value (cost of $187,253)	183,202
Receivable for investments sold	3,615,089
Receivable for capital shares sold	38,830
Dividends and interest receivable	1,700,402
Other assets	36,665
968,750,927

Liabilities
Payable for capital shares redeemed	1,039,123
Accrued management fees	746,539
Accrued foreign taxes	72,650
1,858,312

Net Assets	$966,892,615

Net Assets Consist of:
Capital (par value and paid-in surplus)	$803,175,043
Undistributed net investment income	1,241,949
Undistributed net realized gain	29,886,409
Net unrealized appreciation	132,589,214
$966,892,615

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Institutional Class, $0.01 Par Value	$938,672,400	81,062,267	$11.58
R6 Class, $0.01 Par Value	$28,220,215	2,434,936	$11.59

See Notes to Financial Statements.

13

Statement of Operations

YEAR ENDED NOVEMBER 30, 2014
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $1,715,743)	$15,965,642
Interest	3,226
15,968,868

Expenses:
Management fees	8,433,598
Directors' fees and expenses	20,913
Other expenses	3,179
8,457,690

Net investment income (loss)	7,511,178

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions (net of foreign tax expenses paid (refunded) of $38,514)	33,985,559
Foreign currency transactions	(269,483)
33,716,076

Change in net unrealized appreciation (depreciation) on:
Investments (includes (increase) decrease in accrued foreign taxes of $128,599)	(29,154,761)
Translation of assets and liabilities in foreign currencies	(150,795)
(29,305,556)

Net realized and unrealized gain (loss)	4,410,520

Net Increase (Decrease) in Net Assets Resulting from Operations	$11,921,698

See Notes to Financial Statements.

14

Statement of Changes in Net Assets

YEARS ENDED NOVEMBER 30, 2014 AND NOVEMBER 30, 2013
Increase (Decrease) in Net Assets	November 30, 2014	November 30, 2013
Operations
Net investment income (loss)	$7,511,178	$6,369,114
Net realized gain (loss)	33,716,076	51,288,405
Change in net unrealized appreciation (depreciation)	(29,305,556)	79,335,173
Net increase (decrease) in net assets resulting from operations	11,921,698	136,992,692

Distributions to Shareholders
From net investment income:
Institutional Class	(10,834,636)	(7,491,880)
R6 Class	(101,158)	—
From net realized gains:
Institutional Class	(34,990,441)	—
R6 Class	(295,487)	—
Decrease in net assets from distributions	(46,221,722)	(7,491,880)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	223,587,166	160,140,262

Net increase (decrease) in net assets	189,287,142	289,641,074

Net Assets
Beginning of period	777,605,473	487,964,399
End of period	$966,892,615	$777,605,473

Undistributed net investment income	$1,241,949	$4,793,999

See Notes to Financial Statements.

15

Notes to Financial Statements

NOVEMBER 30, 2014

1. Organization

American Century World Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. NT International Growth Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified as defined under the 1940 Act. The fund’s investment objective is to seek capital growth. The fund is not permitted to invest in securities issued by companies assigned the Global Industry Classification Standard for the tobacco industry.

The fund offers the Institutional Class and the R6 Class, which have different fees and expenses. The difference in the fee structures between the classes is not the result of any difference in advisory or custodial fees or other expenses related to management of the fund’s assets, which do not vary by class. The fund’s R6 Class shares are available for purchase exclusively by certain American Century Investments funds of funds that are offered only through employer-sponsored retirement plans where a financial intermediary provides retirement recordkeeping services to plan participants. Because financial intermediaries do not receive any service, distribution or administrative fees for offering such funds of funds, American Century Investment Management, Inc. (ACIM) (the investment advisor) is able to charge the R6 Class a lower unified management fee. Sale of the R6 Class commenced on July 26, 2013.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Fixed income securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors: trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value.

16

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes. Certain countries impose taxes on realized gains on the sale of securities registered in their country. The fund records the foreign tax expense, if any, on an accrual basis. The foreign tax expense on realized gains and unrealized appreciation reduces the net realized gain (loss) on investment transactions and net unrealized appreciation (depreciation) on investments, respectively.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that ACIM has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

17

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually. The fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code, in all events in a manner consistent with provisions of the 1940 Act.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc., and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. Various funds issued by American Century Asset Allocation Portfolios, Inc. own, in aggregate, 100% of the shares of the fund. Related parties do not invest in the fund for the purpose of exercising management or control.

Management Fees —The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that have very similar investment teams and investment strategies (strategy assets). The strategy assets of the fund also include the assets of International Growth Fund, one fund in a series issued by the corporation. The annual management fee schedule ranges from 0.850% to 1.300% for the Institutional Class and 0.700% to 1.150% for the R6 Class. The effective annual management fee for each class for the year ended November 30, 2014 was 0.98% for the Institutional Class and 0.83% for the R6 Class.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. Fees and expenses incurred in conjunction with the directors during the year ended November 30, 2014 are detailed in the Statement of Operations. The fund’s officers do not receive compensation from the fund.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended November 30, 2014 were $741,842,565 and $576,256,763, respectively.

18

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended November 30, 2014		Year ended November 30, 2013(1)
	Shares	Amount	Shares	Amount
Institutional Class/Shares Authorized	250,000,000		250,000,000
Sold	17,236,169	$198,956,960	16,389,161	$178,466,964
Issued in reinvestment of distributions	4,106,190	45,825,077	741,776	7,491,880
Redeemed	(3,650,915)	(42,916,826)	(2,826,607)	(32,253,447)
	17,691,444	201,865,211	14,304,330	153,705,397
R6 Class/Shares Authorized	50,000,000		50,000,000
Sold	2,044,961	23,470,447	559,698	6,686,823
Issued in reinvestment of distributions	35,574	396,645	—	—
Redeemed	(184,284)	(2,145,137)	(21,013)	(251,958)
	1,896,251	21,721,955	538,685	6,434,865
Net increase (decrease)	19,587,695	$223,587,166	14,843,015	$160,140,262

(1)	July 26, 2013 (commencement of sale) through November 30, 2013 for the R6 Class.

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks
China	$26,766,226	$14,217,330	—
India	17,684,249	8,453,085	—
Ireland	6,214,916	9,993,769	—
Mexico	10,294,266	—	—
Netherlands	7,563,910	47,456,396	—
Taiwan	7,364,675	—	—
Other Countries	—	783,399,617	—
Temporary Cash Investments	23,765,750	—	—
	$99,653,992	$863,520,197	—

19

7. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions. Investing in emerging markets may accentuate these risks.

8. Federal Tax Information

On December 16, 2014, the fund declared and paid a per-share distribution from net realized gains to shareholders of record on December 15, 2014 of $0.3963 for the Institutional Class and R6 Class.

On December 16, 2014, the fund declared and paid the following per-share distributions from net investment income to shareholders of record on December 15, 2014:

Institutional Class	R6 Class
$0.0542	$0.0706

The tax character of distributions paid during the years ended November 30, 2014 and November 30, 2013 were as follows:

	2014	2013
Distributions Paid From
Ordinary income	$10,935,794	$7,491,880
Long-term capital gains	$35,285,928	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of November 30, 2014, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$835,725,046
Gross tax appreciation of investments	$148,930,361
Gross tax depreciation of investments	(21,481,218)
Net tax appreciation (depreciation) of investments	127,449,143
Net tax appreciation (depreciation) on translation of assets and liabilities in foreign currencies	(184,268)
Net tax appreciation (depreciation)	$127,264,875
Undistributed ordinary income	$4,072,759
Accumulated long-term gains	$32,379,938

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the realization to ordinary income for tax purposes of unrealized gains on investments in passive foreign investment companies.

20

Financial Highlights

For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Institutional Class
2014	$12.17	0.10	0.03	0.13	(0.17)	(0.55)	(0.72)	$11.58	1.26%	0.98%	0.86%	67%	$938,672
2013	$9.94	0.11	2.27	2.38	(0.15)	—	(0.15)	$12.17	24.27%	1.02%	1.01%	89%	$771,045
2012	$8.71	0.13	1.17	1.30	(0.07)	—	(0.07)	$9.94	15.13%	1.08%	1.47%	93%	$487,964
2011	$9.11	0.10	(0.41)	(0.31)	(0.09)	—	(0.09)	$8.71	(3.47)%	1.12%	1.04%	77%	$345,234
2010	$8.61	0.08	0.54	0.62	(0.12)	—	(0.12)	$9.11	7.28%	1.14%	0.95%	85%	$250,218
R6 Class
2014	$12.18	0.11	0.04	0.15	(0.19)	(0.55)	(0.74)	$11.59	1.43%	0.83%	1.01%	67%	$28,220
2013(3)	$11.13	(0.01)	1.06	1.05	—	—	—	$12.18	9.43%	0.85%(4)	(0.34)%(4)	89%(5)	$6,561

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

(3)	July 26, 2013 (commencement of sale) through November 30, 2013.

(4)	Annualized.

(5)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended November 30, 2013.

See Notes to Financial Statements.

21

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of
American Century World Mutual Funds, Inc.:
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of NT International Growth Fund (the “Fund”), one of the funds constituting American Century World Mutual Funds, Inc., as of November 30, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2014, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of NT International Growth Fund of American Century World Mutual Funds, Inc. as of November 30, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Kansas City, Missouri
January 16, 2015

22

Management
The Board of Directors
The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.

Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). Mr. Fink is treated as an “interested person” because of his recent employment with ACC and American Century Services, LLC (ACS). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and ACS, and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.

The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas A. Brown (1940)	Director	Since 1980	Managing Member, Associated Investments, LLC (real estate investment company); Brown Cascade Properties, LLC (real estate investment company) (2001 to 2009)	73	None
Andrea C. Hall (1945)	Director	Since 1997	Retired	73	None
Jan M. Lewis (1957)	Director	Since 2011	Retired; President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization) (2006 to 2013)	73	None
James A. Olson (1942)	Director and Chairman of the Board	Since 2007 (Chairman since 2014)	Member, Plaza Belmont LLC (private equity fund manager)	73	Saia, Inc. (2002 to 2012) and EPR Properties (2003 to 2013)

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Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
M. Jeannine Strandjord (1945)	Director	Since 1994	Retired	73	Euronet Worldwide Inc.; MGP Ingredients, Inc.; Charming Shoppes, Inc. (2006 to 2010); and DST Systems Inc. (1996 to 2012)
John R. Whitten (1946)	Director	Since 2008	Retired	73	Rudolph Technologies, Inc.
Stephen E. Yates (1948)	Director	Since 2012	Retired; Executive Vice President, Technology & Operations, KeyCorp. (computer services) (2004 to 2010)	73	Applied Industrial Technologies, Inc. (2001 to 2010)
Interested Directors
Barry Fink (1955)	Director	Since 2012	Retired; Executive Vice President, ACC (September 2007 to February 2013); President, ACS (October 2007 to February 2013); Chief Operating Officer, ACC (September 2007 to November 2012)	73	None
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	118	BioMed Valley Discoveries, Inc.

The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

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Officers
The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (March 2014 to present); Chief Compliance Officer, ACIM (February 2014 to present); Chief Compliance Officer, ACIS (October 2009 to present); Vice President, Client Interactions and Marketing, ACIS (February 2013 to January 2014); Director, Client Interactions and Marketing, ACIS (June 2007 to January 2013). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

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Approval of Management Agreement

At a meeting held on June 18, 2014, the Fund’s Board of Directors unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors (the “Directors”), including a majority of the independent Directors, each year.

Prior to its consideration of the renewal of the management agreement, the Board requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continuous basis and the information received was supplemental to the extensive information that the Board and its committees receive and consider throughout the year.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided by the Advisor to the Fund;

•	the wide range of other programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

•	the Fund’s investment performance compared to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	the cost of owning the Fund compared to the cost of owning similar funds;

•	the Advisor’s compliance policies, procedures, and regulatory experience;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	possible economies of scale associated with the Advisor’s management of the Fund and other accounts under its management;

•	the services provided and charges to other investment management clients of the Advisor;

•	acquired fund fees and expenses; and

•	any collateral benefits derived by the Advisor from the management of the Fund.

In keeping with its practice, the Board held two in-person meetings and one telephonic meeting to review and discuss the information provided. The independent Directors also had the benefit of the advice of their independent counsel throughout the process.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel, and evaluated such information for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

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Nature, Extent and Quality of Services — Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that under the management agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services (except the independent Directors’ counsel)

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution (except Rule 12b-1 plans)

The Board noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review detailed performance information during the management agreement approval process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was above its benchmark for the one-, three-, and five-year periods reviewed by the Board. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor. The Board

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found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund (pre- and post-distribution), its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. The financial information regarding the Advisor is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s independent directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of its peers. The unified fee charged to shareholders of the Fund was slightly above the median of the total expense ratios of the Fund’s peer expense universe and was within the range of its peer expense group. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

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Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions and concluded that this research is likely to benefit Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded, however, that the assets of those other clients are not material to the analysis and, where applicable, may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors, taking into account all of the factors discussed above and the information provided by the Advisor and others, concluded that the management agreement between the Fund and the Advisor is fair and reasonable in light of the services provided and should be renewed.

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Additional Information

Retirement Account Information
As required by law, distributions you receive from certain IRAs are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
Distributions you receive from 403(b), 457 and qualified plans are subject to special tax and withholding rules. Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution. If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies
A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on the "About Us" page of American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

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Other Tax Information
The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended November 30, 2014.

The fund hereby designates $35,285,928, or up to the maximum amount allowable, as long-term capital gain distributions for the fiscal year ended November 30, 2014.

For the fiscal year ended November 30, 2014, the fund intends to pass through to shareholders $1,715,743, or up to the maximum amount allowable, as a foreign tax credit which represents taxes paid on income derived from sources within foreign countries or possessions of the United States. During the fiscal year ended November 30, 2014, the fund earned $17,675,585 from income derived from foreign sources. Foreign source income and foreign tax expense per outstanding share on November 30, 2014 are $0.2117 and $0.0205, respectively.

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Notes

32

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century World Mutual Funds, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2015 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-84127 1501

ITEM 2. CODE OF ETHICS.

(a)
The registrant has adopted a Code of Ethics for Senior Financial Officers that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer, and persons performing similar functions.

(b)	No response required.

(c)	None.

(d)	None.

(e)	Not applicable.

(f)
The registrant’s Code of Ethics for Senior Financial Officers was filed as Exhibit 12 (a)(1) to American Century Asset Allocation Portfolios, Inc.’s Annual Certified Shareholder Report on Form N-CSR, File No. 811-21591, on September 29, 2005, and is incorporated herein by reference.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1)	The registrant’s board has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

(a)(2)
M. Jeannine Strandjord, Stephen E. Yates, Thomas A. Brown and John R. Whitten are the registrant’s designated audit committee financial experts. They are “independent” as defined in Item 3 of Form N-CSR.

(a)(3)	Not applicable.

(b)	No response required.

(c)	No response required.

(d)	No response required.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees.

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were as follows:

FY 2013:    $211,026
FY 2014:    $208,287

(b)	Audit-Related Fees.

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were as follows:

For services rendered to the registrant:

FY 2013:    $0
FY 2014:    $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2013:    $0
FY 2014:    $0

(c)	Tax Fees.

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were as follows:

For services rendered to the registrant:

FY 2013:    $0
FY 2014:    $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2013:    $0
FY 2014:    $0

(d)	All Other Fees.

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were as follows:

For services rendered to the registrant:

FY 2013:    $0
FY 2014:    $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2013:    $0
FY 2014:    $0

(e)(1)In accordance with paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X, before the accountant is engaged by the registrant to render audit or non-audit services, the engagement is approved by the registrant’s audit committee. Pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, the registrant’s audit committee also pre-approves its accountant’s engagements for non-audit services with the registrant’s investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant.

(e)(2)
All services described in each of paragraphs (b) through (d) of this Item were pre-approved before the engagement by the registrant’s audit committee pursuant to paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X. Consequently, none of such services were required to be approved by the audit committee pursuant to paragraph (c)(7)(i)(C).

(f)
The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than 50%.

(g)
The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were as follows:

FY 2013:    $101,621
FY 2014:    $91,808

(h)
The registrant’s investment adviser and accountant have notified the registrant’s audit committee of all non-audit services that were rendered by the registrant’s accountant to the registrant’s investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides services to the registrant, which services were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X. The notification provided to the registrant’s audit committee included sufficient details regarding such services to allow the registrant’s audit committee to consider the continuing independence of its principal accountant.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. INVESTMENTS.

(a)	The schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

(b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

During the reporting period, there were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board.

ITEM 11. CONTROLS AND PROCEDURES.

(a)
The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1)
Registrant’s Code of Ethics for Senior Financial Officers, which is the subject of the disclosure required by Item 2 of Form N-CSR, was filed as Exhibit 12(a)(1) to American Century Asset Allocation Portfolios, Inc.’s Certified Shareholder Report on Form N-CSR, File No. 811-21591, on September 29, 2005.

(a)(2)
Separate certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are filed and attached hereto as EX-99.CERT.

(a)(3)	Not applicable.

(b)	A certification by the registrant’s chief executive officer and chief financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, is furnished and attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	American Century World Mutual Funds, Inc.

By:	/s/ Jonathan S. Thomas
	Name:	Jonathan S. Thomas
	Title:	President

Date:	January 28, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jonathan S. Thomas
	Name:	Jonathan S. Thomas
	Title:	President
(principal executive officer)

Date:	January 28, 2015

By:	/s/ C. Jean Wade
	Name:	C. Jean Wade
	Title:	Vice President, Treasurer, and
Chief Financial Officer
(principal financial officer)

Date:	January 28, 2015